[AIG AMERICAN GENERAL LOGO]

2929 Allen Parkway (A30-25), Houston, Texas 77019

                                              Lauren W. Jones
                                              Deputy General Counsel
                                              Direct Line (713) 831-8470
                                              FAX (713) 620-3878
                                              E-mail: Laurie_Jones@aigag.com

                               February 13, 2007

BY EDGAR

Securities and Exchange Commission
Division of Investment Management
100 F Street N.E.
Washington, D.C. 20549

   Re:    American General Life Insurance Company ("AGL") and
          American General Life Insurance Company Separate Account VL-R ("Registrant")
          Platinum Investor(R) VIP (2007) Flexible Premium Variable Universal Life Insurance Policies
          File No. 333-137817 and No. 811-08561
          CIK No. 0001051485

Dear Ladies and Gentlemen:

   As Deputy General Counsel of American General Life Companies, LLC and counsel to AGL, as the depositor for the Registrant and on behalf of the Registrant, I am transmitting for filing with the Commission pursuant to the Securities Act of 1933 and Rule 101(a) of Regulation S-T, a conformed electronic format copy of Post-Effective Amendment No. 1, which also constitutes Amendment No. 89 under the Investment Company Act of 1940, to Registrant's Form N-6 Registration Statement for the Platinum Investor(R) VIP flexible premium variable universal life insurance policies.

   Any questions or comments about the filing should be addressed to the undersigned at the above referenced number.

                                                  Very truly yours,

                                                  LAUREN W. JONES

                     American General Life Companies, LLC
                    2929 Allen Parkway . Houston, TX 77019

                                                   Registration Nos. 333-137817
                                                                      811-08561

   As filed With the Securities and Exchange Commission on February 13, 2007

                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM N-6

                   REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933 [X]

                      Pre-effective Amendment No.             [_]

                      Post-Effective Amendment No.            [1]

                                  and/or

                   REGISTRATION STATEMENT UNDER THE
                   INVESTMENT COMPANY ACT OF 1940                          [X]

                      Amendment No.                           [89]

         AMERICAN GENERAL LIFE INSURANCE COMPANY SEPARATE ACCOUNT VL-R
                          (Exact Name of Registrant)

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                              (Name of Depositor)

                             2727-A Allen Parkway
                           Houston, Texas 77019-2191
        (Address of Depositor's Principal Executive Offices) (Zip Code)

                                (713) 831-8470
              (Depositor's Telephone Number, including Area Code)

                             Lauren W. Jones, Esq.
                            Deputy General Counsel
                     American General Life Companies, LLC
                              2929 Allen Parkway
                           Houston, Texas 77019-2191
                    (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: Continuous.

It is proposed that this filing will become effective (check appropriate box)

[_] immediately upon filing pursuant to paragraph (b)

[_] on (date) pursuant to paragraph (b)

[_] 60 days after filing pursuant to paragraph (a)(1)

[X] on May 1, 2007 pursuant to paragraph (a)(1) of Rule 485.

If appropriate, check the following box:

[_] This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

PLATINUM INVESTOR(R) VIP

FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES (the "Policies") issued by American General Life Insurance Company ("AGL") through its Separate Account VL-R

                           This Prospectus is dated
                                  May 1, 2007

This prospectus describes Platinum Investor VIP flexible premium variable universal life insurance Policies issued by AGL. Platinum Investor VIP Policies provide life insurance coverage with flexibility in death benefits, premium payments and investment options. During the lifetime of the insured person you may designate or change the beneficiary to whom Platinum Investor VIP pays the death benefit upon the insured person's death. You choose one of three death benefit options. We guarantee a death benefit if the monthly guarantee premium is paid and your Policy has not lapsed.

For information on how to contact AGL, please see "Contact Information" on page 5.

The Index of Special Words and Phrases on page 71 will refer you to pages that contain more about many of the words and phrases that we use. All of the words and phrases listed in the Index will be underlined and written in bold the first time they appear in this prospectus.

This prospectus generally describes only the variable portions of the Policy, except where the fixed account is specifically mentioned. Please read this prospectus carefully and keep it for future reference.

The AGL declared fixed interest account ("Fixed Account") is the fixed investment option for these Policies. You can also use AGL's Separate Account VL-R ("Separate Account") to invest in the Platinum Investor VIP variable investment options. Currently, the Platinum Investor VIP variable investment options each purchase shares of a corresponding Fund of:

    .  AIM Variable Insurance Funds ("AIM V.I.")

    .  The Alger American Fund ("Alger American")

    .  American Century Variable Portfolios, Inc. ("American Century VP")

    .  Credit Suisse Trust ("Credit Suisse Trust")

    .  Fidelity(R) Variable Insurance Products ("Fidelity(R) VIP")

    .  Franklin Templeton Variable Insurance Products Trust

    .  ("Franklin Templeton VIP")

    .  Janus Aspen Series ("Janus Aspen")

    .  J.P. Morgan Series Trust II ("JPMorgan")

    .  MFS(R) Variable Insurance Trust/SM/ ("MFS(R) VIT")

    .  Neuberger Berman Advisers Management Trust ("Neuberger Berman AMT")

    .  Oppenheimer Variable Account Funds ("Oppenheimer")

    .  PIMCO Variable Insurance Trust ("PIMCO VIT")

    .  Pioneer Variable Contracts Trust ("Pioneer")

    .  Putnam Variable Trust ("Putnam VT")

    .  SunAmerica Series Trust ("SunAmerica ST")

    .  VALIC Company I ("VALIC Co. I")

    .  Van Kampen Life Investment Trust ("Van Kampen LIT")

    .  Vanguard(R) Variable Insurance Fund ("Vanguard VIF")

See "Variable Investment Options" on page 21 for a complete list of the variable investment options and the respective advisers and sub-advisers of the corresponding Funds. You should also read the prospectuses of the Funds underlying the variable investment options that may interest you. You can request free copies from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

There is no guaranteed cash surrender value for amounts allocated to the variable investment options.

If the cash surrender value (the cash value reduced by any loan balance) is insufficient to cover the charges due under the Policy, the Policy may terminate without value.

Buying this Policy might not be a good way of replacing your existing insurance or adding more insurance if you already own a flexible premium variable universal life insurance Policy. You may wish to consult with your insurance representative or financial adviser.

Neither the Securities and Exchange Commission ("SEC") nor any state securities commission has approved or disapproved these securities or passed upon the adequacy or accuracy of this prospectus. Any representation to the contrary is a criminal offense.

The Policies are not insured by the FDIC, The Federal Reserve Board or any similar agency. They are not a deposit or other obligation of, nor are they guaranteed or endorsed by, any bank or depository institution. An investment in a variable universal life insurance policy is subject to investment risks, including possible loss of principal invested.

The Policies are not available in all states. This prospectus does not offer the Policies in any jurisdiction where they cannot be lawfully sold. You should rely only on the information contained in this prospectus, or on sales materials we have approved or that we have referred you to. We have not authorized anyone to provide you with information that is different.

                               TABLE OF CONTENTS

POLICY BENEFITS/RISKS SUMMARY....................................  6
POLICY BENEFITS..................................................  6
   Your Specified Amount.........................................  6
   Death Benefit.................................................  6
       Death Benefit Proceeds....................................  6
       Death Benefit Option 1, Option 2 and Option 3.............  6
          Death Benefit Option 1.................................  7
          Death Benefit Option 2.................................  7
          Death Benefit Option 3.................................  7
   Full Surrenders, Partial Surrenders, Transfers, and
     Policy Loans................................................  7
       Full Surrenders...........................................  7
       Partial Surrenders........................................  7
       Transfers.................................................  7
       Policy Loans..............................................  7
   Premiums......................................................  7
       Flexibility of Premiums...................................  7
       Free Look.................................................  8
   The Policy....................................................  8
       Ownership Rights..........................................  8
       Separate Account..........................................  8
       Fixed Account.............................................  8
       Accumulation Value........................................  8
       Payment Options...........................................  8
       Tax Benefits..............................................  8
   Supplemental Benefits and Riders..............................  8
POLICY RISKS.....................................................  9
   Investment Risk...............................................  9
   Risk of Lapse.................................................  9
   Tax Risks.....................................................  9
   Partial Surrender and Full Surrender Risks....................  9
   Policy Loan Risks............................................. 10
PORTFOLIO RISKS.................................................. 10
TABLES OF CHARGES................................................ 11
GENERAL INFORMATION.............................................. 19
   American General Life Insurance Company....................... 19
   Separate Account VL-R......................................... 19
   Additional Information........................................ 19
   Communication with AGL........................................ 19
       Administrative Center..................................... 20
       E-Delivery, E-Service, telephone transactions and
         written transactions.................................... 20
          E-Delivery............................................. 20
          E-Service.............................................. 20
          Telephone transactions and written transactions........ 20
       Telephone transactions.................................... 21
   Variable Investment Options................................... 21
   Voting Privileges............................................. 24
   Fixed Account................................................. 24
       Our general account....................................... 24
       How we declare interest................................... 24
   Illustrations................................................. 25
POLICY FEATURES.................................................. 25
   Age........................................................... 25
   Death Benefits................................................ 25
       Your specified amount of insurance........................ 25
       Your death benefit........................................ 26
       Required minimum death benefit............................ 26
       Base coverage and supplemental coverage................... 28

   Premium Payments................................................ 29
       Premium payments............................................ 29
       Limits on premium payments.................................. 29
       Checks...................................................... 30
       Planned periodic premiums................................... 30
       Guarantee period benefit.................................... 30
       Free look period............................................ 31
   Changing Your Investment Option Allocations..................... 31
       Future premium payments..................................... 31
       Transfers of existing accumulation value.................... 31
       Dollar cost averaging....................................... 31
       Automatic rebalancing....................................... 32
       Market timing............................................... 32
       Restrictions initiated by the Funds......................... 33
   Changing the Specified Amount of Insurance...................... 33
       Increase in coverage........................................ 33
       Decrease in coverage........................................ 34
   Changing Death Benefit Options.................................. 34
       Change of death benefit option.............................. 34
       Tax consequences of changes in insurance coverage........... 35
       Effect of changes in insurance coverage on guarantee
         period benefit............................................ 35
   No Tobacco Use Incentive........................................ 35
   Account Value Enhancement....................................... 36
   Effective Date of Policy and Related Transactions............... 37
       Valuation dates, times, and periods......................... 37
       Fund pricing................................................ 37
       Date of receipt............................................. 37
       Commencement of insurance coverage.......................... 37
       Date of issue; Policy months and years...................... 37
       Monthly deduction days...................................... 38
       Commencement of investment performance...................... 38
       Effective date of other premium payments and
         requests that you make.................................... 38
   Reports to Policy Owners........................................ 38
ADDITIONAL BENEFIT RIDERS.......................................... 39
   Riders.......................................................... 39
       Accidental Death Benefit Rider.............................. 39
       Children's Insurance Benefit Rider.......................... 39
       Maturity Extension Rider.................................... 39
       Spouse Term Rider........................................... 40
       Terminal Illness Rider...................................... 40
       Waiver of Monthly Deduction Rider........................... 41
       Overloan Protection Rider................................... 41
       Monthly Guarantee Premium Rider for First 20 Years.......... 42
       Monthly Guarantee Premium Rider to Age 100.................. 44
       Guaranteed Minimum Withdrawal Benefit Rider................. 45
          Requirements to purchase the rider....................... 46
          Eligibility period....................................... 46
          Withdrawal period........................................ 46
          Guaranteed Benefit Balance............................... 46
          Maximum guaranteed annual withdrawal..................... 47
          Guaranteed Benefit Balance and maximum annual
            withdrawal amount calculations during the
            withdrawal period...................................... 47
          Policy surrender or maturity............................. 48
          Policy lapse............................................. 48
          Rider charge............................................. 48
          Death benefit............................................ 48
          Investment option restrictions........................... 48
          Monthly guarantee period benefit......................... 49
          Reinstatement............................................ 50
          Termination.............................................. 51

   Tax Consequences of Additional Rider Benefits................ 51
POLICY TRANSACTIONS............................................. 51
   E-Delivery, E-Service, Telephone Transactions and
     Written Transactions....................................... 51
   Withdrawing Policy Investments............................... 51
       Full surrender........................................... 51
       Partial surrender........................................ 52
       Exchange of Policy in certain states..................... 52
       Policy loans............................................. 52
       Preferred loan interest rate............................. 53
       Maturity of your Policy.................................. 53
       Tax considerations....................................... 53
POLICY PAYMENTS................................................. 53
   Payment Options.............................................. 53
       Change of payment option................................. 54
       Tax impact............................................... 54
   The Beneficiary.............................................. 54
   Assignment of a Policy....................................... 54
   Payment of Proceeds.......................................... 55
       General.................................................. 55
       Delay of Fixed Account proceeds.......................... 55
       Delay for check clearance................................ 55
       Delay of Separate Account VL-R proceeds.................. 55
       Delay to challenge coverage.............................. 55
       Delay required under applicable law...................... 56
ADDITIONAL RIGHTS THAT WE HAVE.................................. 56
       Underwriting and premium classes......................... 56
       Policies purchased through "internal rollovers".......... 57
       State law requirements................................... 57
       Variations in expenses or risks.......................... 57
CHARGES UNDER THE POLICY........................................ 57
       Statutory premium tax charge............................. 57
       Tax charge back.......................................... 57
       Premium expense charge................................... 57
       Daily charge (mortality and expense risk fee)............ 58
       Flat monthly charge...................................... 58
       Monthly charge per $1,000 of base coverage............... 58
       Monthly insurance charge................................. 58
       Monthly charges for additional benefit riders............ 59
       Surrender charge......................................... 59
       Partial surrender processing fee......................... 60
       Transfer fee............................................. 60
       Illustrations............................................ 60
       Policy loans............................................. 60
       Charge for taxes......................................... 60
       Allocation of charges.................................... 61
   More About Policy Charges.................................... 61
       Purpose of our charges................................... 61
       General.................................................. 61
ACCUMULATION VALUE.............................................. 61
       Your accumulation value.................................. 61
       Your investment options.................................. 61
POLICY LAPSE AND REINSTATEMENT.................................. 62
FEDERAL TAX CONSIDERATIONS...................................... 62
   Tax Effects.................................................. 63
       General.................................................. 63
       Testing for modified endowment contract status........... 63
       Other effects of Policy changes.......................... 64
       Rider benefits........................................... 64
       Taxation of pre-death distributions if your Policy
         is not a modified endowment contract................... 64
       Taxation of pre-death distributions if your Policy
         is a modified endowment contract....................... 65

       Policy lapses and reinstatements..................... 66
       Diversification and investor control................. 66
       Estate and generation skipping taxes................. 66
       Life insurance in split dollar arrangements.......... 67
       Pension and profit-sharing plans..................... 67
       Other employee benefit programs...................... 68
       ERISA................................................ 68
       Our taxes............................................ 68
       When we withhold income taxes........................ 68
       Tax changes.......................................... 68
LEGAL PROCEEDINGS........................................... 69
FINANCIAL STATEMENTS........................................ 70
INDEX OF SPECIAL WORDS AND PHRASES.......................... 71

                              CONTACT INFORMATION

Addresses and telephone numbers: Here is how you can contact us about the Platinum Investor VIP Policies.


                   ADMINISTRATIVE CENTER:                             HOME OFFICE:                PREMIUM PAYMENTS:
(Express Delivery)                   (U.S. Mail)                2727-A Allen Parkway      (Express Delivery)
VUL Administration                   VUL Administration         Houston, Texas 77019-2191 Payment Processing Center
2727-A Allen Parkway                 P. O. Box 4880             1-713-831-3443            #1 Franklin Square
Houston, Texas 77019-2191            Houston, Texas             1-800-340-2765            Springfield, IL 62713-0001
1-713-831-3443, 1-800-340-2765       77210-4880                                           (U.S. Mail)
(Hearing Impaired) 1-888-436-5258                                                         Payment Processing Center
Fax: 1-713-620-6653                                                                       P.O. Box 0842
(Except premium payments)                                                                 Carol Stream, IL 60132-0842

                              ELECTRONIC SERVICES

Now, with E-DELIVERY you can electronically receive certain documents we currently mail, including annual Policy and Fund prospectuses. You can choose E-mail or CD ROM. You can also choose E-SERVICE capabilities to access on-line services for your Policy, such as transferring values among investment options and changing allocations for future premiums. You may select or cancel E-DELIVERY and E-SERVICE at any time. For more information, see page 20 of this prospectus. To request E-DELIVERY or E-SERVICE, take the following action:

    . For E-DELIVERY, enroll at the time you complete your Policy application, or go to www.aigag.com and enroll for E-Delivery at the same time you enroll for E-Service.

    . For E-SERVICE, go to www.aigag.com and enroll by completing the information on the introductory page under "Not an E-Service Member?"

                         POLICY BENEFITS/RISKS SUMMARY

   This summary describes the Policy's important benefits and risks. The sections in this prospectus following this summary discuss the Policy's benefits and other provisions in more detail.

                                POLICY BENEFITS

   During the insured person's lifetime, you may, within limits, (1) change the amount of insurance, (2) borrow or withdraw amounts you have invested,
(3) choose when and how much you invest, (4) choose whether your accumulation value or amount of premiums under your Policy, upon the insured person's death, will be added to the insurance proceeds we otherwise will pay to the beneficiary, and (5) add or delete certain other optional benefits that we make available by rider to your Policy. At the time of purchase, you can decide whether your Policy will be subject to certain tax rules that maximize the cash value or rules that maximize the insurance coverage.

   You may currently allocate your accumulation value among the 44 variable investment options available under the Policy, each of which invests in an underlying Fund (each available portfolio is referred to in this prospectus as a "Fund," and collectively, the "Funds"), and the Fixed Account, which credits a specified rate of interest.

   Your accumulation value will vary based on the investment performance of the variable investment options you choose and interest credited to the Fixed Account.

Your Specified Amount

   In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. The Policy is available for specified amounts of $50,000 or more. The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. You decide how much base coverage and supplemental coverage you want. Base coverage must be at least 10% of the specified amount. We pay compensation to your insurance agent's broker-dealer for the sale of both base and supplemental coverages. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

Death Benefit

.. Death Benefit Proceeds: We pay the death benefit proceeds (reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged) to the beneficiary when the insured person dies. In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance. We will increase the death benefit by any additional specified amount under a benefit rider. Platinum Investor VIP is available for specified amounts of $50,000 or more. We also provide a guarantee of a death benefit, contingent upon payment of the required premiums, equal to the specified amount (less any indebtedness) and any benefit riders for a specified period. This guarantee is not applicable if your Policy has lapsed.

..  Death Benefit Option 1, Option 2 and Option 3:

   You can choose death benefit Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. You must choose one of the three Options when you apply for your Policy.

    . Death Benefit Option 1 is the specified amount on the date of the insured person's death.

    . Death Benefit Option 2 is the sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Death Benefit Option 3 is the sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   Federal tax law may require us to increase payment under any of the above death benefit Options. See "Required minimum death benefit" on page 26.

Full Surrenders, Partial Surrenders, Transfers, and Policy Loans

.. Full Surrenders: At any time while the Policy is in force, you may surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." You cannot reinstate a surrendered Policy. A full surrender may have adverse tax consequences.

.. Partial Surrenders: You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We do not allow partial surrenders that would reduce the death benefit below $50,000. A partial surrender is also subject to any surrender charge that then applies. A partial surrender may have adverse tax consequences.

.. Transfers: Within certain limits, you may make transfers among the variable investment options and the Fixed Account. You may make up to twelve transfers of accumulation value among the variable investment options in each Policy year without charge. We will assess a $25 charge for each transfer after the 12th transfer in a Policy year. There are special limits on transfers involving the Fixed Account.

.. Policy Loans: You may take a loan from your Policy at any time. The maximum loan amount you may take is equal to your Policy's cash surrender value less the loan interest that will be payable on your loan to your next Policy anniversary. The minimum loan you may take is $500 or, if less, an amount equal to your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. We charge you interest on your loan at an annual effective rate of 4.75%, which is equal to 4.54% payable in advance. We credit interest on loaned amounts; we guarantee an annual effective interest rate of 4.00%. After the tenth Policy year, you may take a preferred loan from your Policy. You may increase your risk of lapse if you take a loan. Loans may have adverse tax consequences.

Premiums

.. Flexibility of Premiums: After you pay the initial premium, you can pay premiums at any time (prior to the Policy's maturity) and in any amount. You can select a premium payment plan to pay "planned periodic premiums" monthly, quarterly, semiannually, or annually. You are not required to pay premiums according to the plan. After payment of your initial premium, you need only invest enough to ensure your Policy's cash surrender value stays above zero or that either of the "guarantee period benefit" riders (described under "Guarantee period benefit" on page 30) remains in effect. You may also choose to have premiums automatically deducted monthly from your bank account or other source under our automatic payment plan. Under certain circumstances, we may limit the amount of a premium payment or reject a premium payment.

.. Free Look: When you receive your Policy, the free look period begins. You may return your Policy during this period and receive a refund. We will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted prior to allocation to your specified investment options. The free look period generally expires 10 days after you receive the Policy.

The Policy

.. Ownership Rights: While the insured person is living, you, as the owner of the Policy, may exercise all of the rights and options described in the Policy. These rights include selecting and changing the beneficiary, changing the owner, and assigning the Policy.

.. Separate Account: You may direct the money in your Policy to any of the variable investment options of the Separate Account. Each variable investment option invests exclusively in one of the Funds listed in this prospectus.

.. Fixed Account: You may place amounts in the Fixed Account where it earns interest at the rate of 3% or more annually. We may declare higher rates of interest, but are not obligated to do so.

.. Accumulation Value: Your accumulation value is the sum of your amounts in the variable investment options and the Fixed Account. Accumulation value varies from day to day, depending on the investment performance of the variable investment options you choose, interest we credit to the Fixed Account, charges we deduct, and any other transactions (e.g., transfers, partial surrenders and loans).

.. Payment Options: There are several ways of receiving proceeds under the death benefit, surrender, and maturity provisions of the Policy, other than in a lump sum. More detailed information concerning these payment options is available on request from our Administrative Center shown under "Contact Information" on page 5.

.. Tax Benefits: The Policy is designed to afford the tax treatment normally accorded life insurance contracts under federal tax law. Generally, under federal tax law, the death benefit under a qualifying life insurance policy is excludable from the gross income of the beneficiary. In addition, this means that under a qualifying life insurance policy, cash value builds up on a tax deferred basis and transfers of cash value among the available investment options under the policy may be made tax free. Under a qualifying life insurance policy that is not a modified endowment contract ("MEC"), the proceeds from Policy loans would not be taxed. If the Policy is not a MEC, distributions after the 15th Policy year generally will be treated first as a return of basis or investment in the Policy and then as taxable income. Moreover, loans will generally not be treated as distributions. Finally, neither distributions nor loans from a Policy that is not a MEC are subject to the 10% penalty tax.

Supplemental Benefits and Riders

   We offer several riders that provide supplemental benefits under the Policy, such as the Accidental Death Benefit Rider, which provides an additional death benefit payable if the insured person dies from bodily injury that results from an accident. For most of the riders that you choose, a charge, which is shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states.

                                 POLICY RISKS

Investment Risk

   The Policy is not suitable as a short-term investment. We designed the Policy to meet long-term financial goals. In the Policy's early years, if the total charges exceed total premiums paid or if your investment choices perform poorly, your Policy may not have any cash surrender value. The surrender charge is large enough in the Policy's early years so that if you fully surrender your Policy you may receive no cash surrender value. If you take multiple partial surrenders, your accumulation value may not cover required charges and your Policy would lapse.

   If you invest your accumulation value in one or more variable investment options, then you will be subject to the risk that investment performance will be unfavorable. You will also be subject to the risk that the accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. You could lose everything you invest. You will also be subject to the risk that the investment performance of the variable investment options you choose may be less favorable than that of other variable investment options, and in order to keep the Policy in force may be required to pay more premiums than originally planned. We do not guarantee a minimum accumulation value.

   If you allocate net premiums to the Fixed Account, then we credit your accumulation value (in the Fixed Account) with a declared rate of interest, but you assume the risk that the rate may decrease, although it will never be lower than a guaranteed minimum annual effective rate of 3%.

Risk of Lapse

   If your cash surrender value is not enough to pay the charges deducted against your accumulation value each month, your Policy may enter a 61-day grace period. We will notify you that the Policy will lapse (terminate without value) at the end of the grace period unless you make a sufficient payment. Your Policy may also lapse if outstanding Policy loans plus any accrued interest payable exceeds the cash surrender value. While either of the guarantee period benefit riders or the guaranteed minimum withdrawal benefit rider is applicable to your Policy, if you pay the monthly guarantee premiums your Policy will not lapse and we will provide a death benefit depending on the death benefit Option you chose.

Tax Risks

   We anticipate that the Policy should generally qualify as a life insurance contract under federal tax law. However, due to limited guidance under the federal tax law, there is some uncertainty about the application of the federal tax law to the Policy, particularly if you pay the full amount of premiums permitted under the Policy. Please consult a tax adviser about these consequences.

   Depending on the total amount of premiums you pay, the Policy may be treated as a MEC under federal tax laws. If a Policy is treated as a MEC, then surrenders, partial surrenders, and loans under the Policy will be taxable as ordinary income to the extent there are earnings in the Policy. In addition, a 10% penalty tax may be imposed on surrenders, partial surrenders, and loans taken before you reach age 59 1/2.

   See "Federal Tax Considerations" on page 62. You should consult a qualified tax adviser for assistance in all Policy-related tax matters.

Partial Surrender and Full Surrender Risks

   The surrender charge under the Policy applies for the first 10 Policy years (and for a maximum of the first 10 Policy years after any requested increase in the Policy's specified amount) in the event you surrender the Policy or decrease the specified amount. The surrender charge may be considerable. Any outstanding loan balance reduces the amount available to you upon a partial or full surrender. It is possible that you will receive no cash surrender value if you surrender your Policy in the first few Policy years. Under death benefit Option 3, partial surrenders reduce the Policy's death benefit until the total value of the premiums you pay after the partial surrender is equivalent to or greater than the amount surrendered. You should purchase the Policy only if you have the financial ability to keep it in force for a substantial period of time. You should not purchase the Policy if you intend to surrender all or part of the accumulation value in the near future. We designed the Policy to meet long-term financial goals.

   A partial surrender or full surrender may have adverse tax consequences.

Policy Loan Risks

   A Policy loan, whether or not repaid, will affect accumulation value over time because we subtract the amount of the loan and any accrued interest from the variable investment options and/or Fixed Account as collateral, and this loan collateral does not participate in the investment performance of the variable investment options or receive any excess interest credited to the Fixed Account.

   We reduce the amount we pay on the insured person's death by the amount of any Policy loan and any accrued interest. Your Policy may lapse (terminate without value) if outstanding Policy loans plus any accrued interest payable reduce the cash surrender value to zero.

   If you surrender the Policy or allow it to lapse while a Policy loan remains outstanding, the amount of the loan, to the extent it has not been previously taxed, is treated as a distribution from the Policy and may be subject to federal income taxation.

                                PORTFOLIO RISKS

   A discussion of the risks of each Fund may be found in its prospectus. Please refer to the Funds' prospectuses for more information. You may request a copy of any or all of the Fund prospectuses by contacting your AGL representative or the Administrative Center shown under "Contact Information" on page 5.

   There is no assurance that any of the Funds will achieve its stated investment objective.

                               TABLES OF CHARGES

   The following tables describe the fees and expenses that are payable, when buying, owning and surrendering a Policy. No Policy owner will be charged more than the amount we show under the "Maximum Guaranteed Charge" columns.

   The first table describes the fees and expenses that are payable at the time that you (1) buy a Policy, (2) change a Policy's specified amount,
(3) surrender a Policy during the first 10 Policy years and the first 10 Policy years following an increase in the Policy's specified amount, or (4) transfer accumulation value between investment options.

                                         Transaction Fees
                                         ----------------

                  When Charge is
Charge               Deducted           Maximum Guaranteed Charge            Current Charge
------          -------------------- -------------------------------  ----------------------------
Statutory       Upon receipt of      3.5%/1/ of each                  3.5%/1/ of each premium
  Premium Tax   each premium payment premium payment                  payment (tax charge back if
Charge                               (tax charge back if              you purchase the Policy in
                                     you purchase the                 Oregon)/2/
                                     Policy in Oregon)/2/
Premium Expense Upon receipt of      7.5% of the premium              5% of the premium payment
Charge          each premium payment payment remaining                remaining after deduction of
                                     after deduction of the premium   the premium tax charge
                                     tax charge

--------
/1/ Statutory premium tax rates vary by state. For example, the highest premium tax rate, 3.5%, is in the state of Nevada, while the lowest premium tax rate, 0.5%, is in the state of Illinois. Certain local jurisdictions may assess additional premium taxes.

/2/ Instead of a premium tax charge, we assess a tax charge back of 2% of each premium payment for Policy owners residing in Oregon. See "Tax charge back" on page 57.

                                       Transaction Fees
                                       ----------------

                                                     Maximum Guaranteed
Charge                     When Charge is Deducted         Charge            Current Charge
------                     ------------------------ --------------------- ---------------------
Surrender Charge
   Maximum Charge - for    Upon a partial           $49 per $1,000 of     $49 per $1,000 of
   the first Policy        surrender or a full      base coverage         base coverage
   year - for a 60 year    surrender of your
   old male, with a        Policy during the first
   Specified Amount of     10 Policy years and
   $360,000, of which      during the first 10
   $360,000 is base        Policy years following
   coverage/1/             an increase in the
                           Policy's base
                           coverage/1/
   Minimum Charge - for    Upon a partial           $3 per $1,000 of base $3 per $1,000 of base
   the first Policy        surrender or a full      coverage              coverage
   year - for a 6 year     surrender of your
   old female, with a      Policy during the first
   Specified Amount of     10 Policy years and
   $360,000, of which      during the first 10
   $36,000 is base         Policy years following
   coverage/1/             an increase in the
                           Policy's base
                           coverage/1/
   Example Charge - for    Upon a partial           $16 per $1,000 of     $16 per $1,000 of
   the first Policy        surrender or a full      base coverage         base coverage
   year - for a 38 year    surrender of your
   old male, with a        Policy during the first
   Specified Amount of     10 Policy years and
   $360,000, of which      during the first 10
   $306,000 is base        Policy years following
   coverage/1/             an increase in the
                           Policy's base
                           coverage/1/
Terminal Illness Rider
   Interest on Benefit     At time rider benefit    Greater of (1)
                           is paid and each Policy  Moody's Bond
                           anniversary thereafter   Average or (2) cash   5.25%
                                                    value interest rate
                                                    plus 1%/2/
   Administrative Fee      At time of claim         $250                  $150
Partial Surrender          Upon a partial           The lesser of $25 or
Processing Fee             surrender of your Policy 2% of the amount of   $10
                                                    the partial surrender

--------
/1/ The Surrender Charge will vary based on the insured person's sex, age, Policy year and base coverage. The surrender charge attributable to an increase in the Policy's base coverage applies only to the increase in base coverage. See "Base coverage and supplemental coverage" on page 28. The Surrender Charges shown in the table may not be typical of the charges you will pay. Pages 28 and 29 of your Policy will indicate the maximum guaranteed Surrender Charges applicable to your Policy. More detailed information concerning your Surrender Charge is available free of charge on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus.

/2/  The guaranteed maximum interest rate will not exceed the greater of:

    . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

    . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

                                            Transaction Fees
                                           ----------------

Charge                    When Charge is Deducted   Maximum Guaranteed Charge      Current Charge
------                    ------------------------  ------------------------- -------------------------
Transfer Fee              Upon a transfer of
                          accumulation value        $25 for each transfer/3/  $25 for each transfer/3/
Policy Loan Interest      Annually (in advance, on
Charge                    your Policy anniversary)  4.75% of the loan balance 4.54% of the loan balance
Policy Owner Additional   Upon each request for a
Illustration Charge       Policy illustration
                          after the first in a
                          Policy year               $25                       $0

--------
/3/  The first 12 transfers in a Policy year are free of charge.

   The next table describes the fees and expenses that you will pay periodically during the time that you own the Policy, not including Fund fees and expenses.

                               Periodic Charges
                       (other than Fund fees and expenses)
                       -----------------------------------

                              When Charge is     Maximum Guaranteed
Charge                           Deducted              Charge       Current Charge
------                      -------------------  ------------------ --------------
Flat Monthly Charge         Monthly, at the      $6                 $6
                            beginning of each
                            Policy month


Cost of Insurance
  Charge/1/

   Maximum Charge for       Monthly, at the      $83.33 per $1,000  $83.33 per
   the first Policy         beginning of each    of net amount at   $1,000 of net
   year--for a 90 year      Policy month         risk/2/            amount at
   old male, standard                                               risk
   tobacco, with a
   Specified Amount of
   $50,000

   Minimum Charge for       Monthly, at the      $0.06 per $1,000   $0.04 per
   the first Policy year    beginning of each    of net amount at   $1,000 of net
   - for a 6 year old       Policy month         risk               amount at
   female, juvenile,                                                risk
   with a Specified
   Amount of $1,000,000

   Example Charge for       Monthly, at the      $0.22 per $1,000   $0.09 per
   the first Policy year    beginning of each    of net amount at   $1,000 of net
   - for a 38 year old      Policy month         risk               amount at
   male, preferred                                                  risk
   non-tobacco, with a
   Specified Amount of
   $360,000

--------
/1/ The Cost of Insurance Charge will vary based on the insured person's sex, age, premium class, Policy year and base and supplemental coverage amounts. See "Base coverage and supplemental coverage" on page 28. The Cost of Insurance Charges shown in the table may not be typical of the charges you will pay. Page 26 of your Policy will indicate the maximum guaranteed Cost of Insurance Charge applicable to your Policy. More detailed information concerning your Cost of Insurance Charge is available on request from our Administrative Center shown under "Contact Information" on page 5 of this prospectus. Also see "Illustrations" on page 24 of this prospectus.

/2/ The net amount at risk is the difference between the current death benefit under your Policy and your accumulation value under the Policy.

                                           Periodic Charges
                                  (other than Fund fees and expenses)
                                  -----------------------------------

Charge                      When Charge is Deducted   Maximum Guaranteed Charge Current Charge
------                      ------------------------  ------------------------- ------------------------
Monthly Charge per
$1,000 of base
coverage/1/

   Maximum Charge - for     Monthly, at the           $1.61 per $1000 of base   $1.61 per $1000 of base
   an 85 year old male,     beginning of each Policy  coverage                  coverage
   standard tobacco,        month. This Charge is
   with a Specified         imposed during the first
   Amount of $360,000,      5 Policy years and the
   of which $360,000 is     first 5 Policy years
   base coverage            following an increase in
                            base coverage/2/

   Minimum Charge - for     Monthly, at the           $0.05 per $1000 of base   $0.05 per $1000 of base
   a 1 year old female,     beginning of each Policy  coverage                  coverage
   juvenile, with a         month. This Charge is
   Specified Amount of      imposed during the first
   $360,000, of which       5 Policy years and the
   $36,000 is base          first 5 Policy years
   coverage                 following an increase in
                            base coverage/2/

   Example Charge - for     Monthly, at the           $0.18 per $1000 of base   $0.18 per $1000 of base
   a 38 year old male,      beginning of each Policy  coverage                  coverage
   preferred                month. This Charge is
   non-tobacco, with a      imposed during the first
   Specified Amount of      5 Policy years and the
   $360,000, of which       first 5 Policy years
   $306,000 is base         following an increase in
   coverage                 base coverage/2/

Daily Charge (mortality     Daily                     annual effective rate of  annual effective rate of
and expense risk fee)/3/                              0.70%/ 4/                 0.70%/ 4/
   Policy years 1-10/ 4,
   5/

--------
/1/ The Monthly Charge per $1,000 of base coverage will vary based on the amount of base coverage and the insured person's sex, age and premium class. See "Base coverage and supplemental coverage" on page 28. The Monthly Charge per $1,000 of base coverage shown in the table may not be typical of the charges you will pay. Page 3A of your Policy will indicate the initial Monthly Charge per $1,000 of base coverage applicable to your Policy. Your Policy refers to this charge as the "Monthly Expense Charge for the First Five Years." More detailed information covering your Monthly Charge per $1,000 of base coverage is available on request from our Administrative Center, shown under "Contact Information" on page 5 of this prospectus, or your AGL representative. There is no additional charge for any illustrations which may show various amounts of coverage.

/2/ The charge assessed during the first 5 Policy years following an increase in base coverage is only upon the amount of the increase in base coverage.

/3/ Policies issued in Maryland refer to this charge as an "account value charge."

/4/  After the 10/th/ Policy year, the maximum daily charge will be as follows:

             Policy years 11-20    annual effective rate of 0.35%
             Policy years 21+      annual effective rate of 0.15%

   These reductions in the amount of the daily charge are guaranteed.

/5/ All percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the fees and expenses that you will pay periodically, if you choose an optional benefit rider during the time that you own the Policy.

                                             Periodic Charges
                                       (optional benefit riders only)
                                       ------------------------------

Optional Benefit Rider      When Charge is Deducted   Maximum Guaranteed Charge   Current Charge
----------------------      ------------------------  --------------------------- ---------------------------
Accidental Death
  Benefit/1/

   Maximum Charge - for     Monthly, at the           $0.15 per $1,000 of rider   $0.15 per $1,000 of rider
   a 65 year old            beginning of each Policy  coverage                    coverage
                            month

   Minimum Charge - for     Monthly, at the           $0.07 per $1,000 of rider   $0.07 per $1,000 of rider
   a 29 year old            beginning of each Policy  coverage                    coverage
                            month

   Example Charge - for     Monthly, at the           $0.09 per $1,000 of rider   $0.09 per $1,000 of rider
   a 38 year old            beginning of each Policy  coverage                    coverage
                            month

Children's Insurance        Monthly, at the           $0.48 per $1,000 of rider   $0.48 per $1,000 of rider
Benefit                     beginning of each Policy  coverage                    coverage
                            month

Maturity Extension          Monthly, at the           $10                         $0
Accumulation Value          beginning of the Policy
Version                     month which follows your
                            original maturity date

Maturity Extension Death
Benefit Version

   Initial Charge           Monthly beginning 9       $1 per $1,000 of net        $0.03 per $1,000 of net
                            years before your         amount at risk attributable amount at risk attributable
                            original maturity date    to the Policy (without any  to the Policy (without any
                                                      riders)                     riders)

   Administrative Charge    Monthly, at the           $10                         $0
                            beginning of the Policy
                            month which follows your
                            original maturity date

Spouse Term/2/

   Maximum charge - for     Monthly at the beginning  $5.54 per $1,000 of rider   $4.61 per $1,000 of rider
   a 75 year old male,      of each Policy month      coverage                    coverage
   standard tobacco

   Minimum charge - for     Monthly at the beginning  $0.07 per $1,000 of rider   $0.01 per $1,000 of rider
   a 15 year old female,    of each Policy month      coverage                    coverage
   standard non-tobacco

   Example charge - for     Monthly at the beginning  $0.22 per $1,000 of rider   $0.14 per $1,000 of rider
   a 38 year old male,      of each Policy month      coverage                    coverage
   preferred non-tobacco

--------
/1/ The charge for the Accidental Death Benefit Rider will vary based on the insured person's age.

/2/ The charge for the Spouse Term Rider will vary based on the spouse's sex, age and premium class.

                                             Periodic Charges
                                       (optional benefit riders only)
                                       ------------------------------

Optional Benefit Rider      When Charge is Deducted   Maximum Guaranteed Charge   Current Charge
----------------------      ------------------------  --------------------------- ---------------------------
Waiver of Monthly
Deduction/1/

   Maximum Charge - for     Monthly, at the           $0.40 per $1,000 of net     $0.40 per $1,000 of net
   a 59 year old            beginning of each Policy  amount at risk attributable amount at risk attributable
                            month                     to the Policy               to the Policy

   Minimum Charge - for     Monthly, at the           $0.02 per $1,000 of net     $0.02 per $1,000 of net
   an 18 year old           beginning of each Policy  amount at risk attributable amount at risk attributable
                            month                     to the Policy               to the Policy

   Example Charge - for     Monthly, at the           $0.03 per $1,000 of net     $0.03 per $1,000 of net
   a 38 year old            beginning of each Policy  amount at risk attributable amount at risk attributable
                            month                     to the Policy               to the Policy

Monthly Guarantee Premium
Rider to Age 100/2/

   Maximum Charge - for     Monthly, at the           $0.096 per $1,000 of net    $0.08 per $1,000 of net
   a 90 year old            beginning of each Policy  amount at risk attributable amount at risk attributable
                            month                     to the Policy               to the Policy

   Minimum Charge - for     Monthly, at the           $0.024 per $1,000 of net    $0.02 per $1,000 of net
   a 1 year old             beginning of each Policy  amount at risk attributable amount at risk attributable
                            month                     to the Policy               to the Policy

   Example Charge - for     Monthly, at the           $0.043 per $1,000 of net    $0.036 per $1,000 of net
   a 38 year old            beginning of each Policy  amount at risk attributable amount at risk attributable
                            month                     to the Policy               to the Policy

Guaranteed Minimum
Withdrawal Benefit

   Rider Charge             Daily                     Annual effective rate of    Annual effective rate of
                                                      1.50%/3/                    0.75%/3/

--------
/1/ The charge for the Waiver of Monthly Deduction Rider will vary based on the insured person's age when we assess the charge.

/2/ The charge for the Monthly Guarantee Premium Rider to Age 100 will vary based on the insured person's age when the Policy is issued and the net amount at risk attributable to the Policy. We currently charge for the Rider beginning in the fourth Policy year. We reserve the right to begin the charge as early as the first Policy year. However a change in the beginning date of the charge will not affect the beginning date for any Policy owner who has already selected the rider.

/3/ Percentages are calculated as a percent of accumulation value invested in the variable investment options.

   The next table describes the Fund fees and expenses that you will pay periodically during the time that you own the Policy. The table shows the maximum and minimum Total Annual Fund Operating Expenses before contractual waiver or reimbursement for any of the Funds for the fiscal year ended December 31, 2006. Current and future expenses for the Funds may be higher or lower than those shown.

                        Annual Fund Fees and Expenses
               (expenses that are deducted from the Fund assets)
               -------------------------------------------------

Charge                                                          Maximum Minimum
------                                                          ------- -------
Total Annual Fund Operating Expenses for all of the Funds
(expenses that are deducted from portfolio assets include
management fees, distribution (12b-1) fees, and other
expenses)/1/                                                     ____%   ____%

   Details concerning each Fund's specific fees and expenses are contained in the Funds' prospectuses.
--------
/1/ Currently __ of the Funds have contractual reimbursements or fee waivers. These reimbursements or waivers expire on April 30, 2008. The impact of contractual reimbursements or fee waivers is as follows:

Charge                                                          Maximum Minimum
------                                                          ------- -------
Total Annual Fund Operating Expenses for all of the Funds
After Contractual Reimbursement or Fee Waiver                    ____%   ____%

                              GENERAL INFORMATION

American General Life Insurance Company

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL's home office is 2727-A Allen Parkway, Houston, Texas 77019-2191. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name for AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in the Separate Account. The Separate Account is registered as a unit investment trust with the SEC under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, the Separate Account is divided into 70 separate "divisions," 44 of which correspond to the 44 variable "investment options" under the Policy. The remaining 26 divisions, and all of these 44 divisions, represent investment options available under other variable universal life policies we offer. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds. Income, gains and losses credited to, or charged against, the Separate Account reflect the Separate Account's own investment experience and not the investment experience of the Separate Account's other assets.

   The assets in the Separate Account are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners.

Additional Information

   We have filed a Statement of Additional Information (the "SAI") with the SEC which includes more information about your Policy. The back cover page to this prospectus describes how you can obtain a copy of the SAI.

Communication with AGL

   When we refer to "you," we mean the person who is authorized to take any action with respect to a Policy. Generally, this is the owner named in the Policy. Where a Policy has more than one owner, each owner generally must join in any requested action, except for transfers and changes in the allocation of future premiums or changes among the investment options.

   Administrative Center. The Administrative Center provides service to all Policy owners. See "Contact Information" on page 5 of this prospectus. For applicants, your AGL representative will tell you if you should use an address other than the Administrative Center address. All premium payments, requests, directions and other communications should be directed to the appropriate location. You should mail or express premium payments and loan repayments directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown under "Contact Information" on page 5. You should communicate notice of the insured person's death, including any related documentation, to our Administrative Center address.

   E-Delivery, E-Service, telephone transactions and written transactions. There are several different ways to request and receive Policy services.

   E-Delivery. Instead of receiving paper copies by mail of certain documents we are required to provide to you, including annual Policy and Fund prospectuses, you may select E-Delivery. E-Delivery allows you to receive notification by E-mail when new or updated documents are available that pertain to your Policy. You may then follow the link contained within the E-mail to view these documents on-line. Alternatively, you may choose to receive these documents via CD ROM. You may find electronically received documents easier to review and retain than paper documents. To enroll for E-Delivery, you can complete certain information at the time of your Policy application (with one required extra signature). If you prefer, you can go to www.aigag.com and at the same time you enroll for E-Service, enroll for E-Delivery. You do not have to enroll for E-Service to enroll for E-Delivery unless you enroll on-line. You may select or cancel E-Delivery at any time. There is no charge for E-Delivery.

   E-Service. You may enroll for E-Service to have access to on-line services for your Policy. These services include transferring values among investment options and changing allocations for future premiums. You can also view Policy statements. If you have elected E-Service, you may choose to handle certain Policy requests by E-Service, in writing or by telephone. We expect to expand the list of available E-Service transactions in the future. To enroll for E-Service, go to www.aigag.com and complete the information on the introductory page under "Not an E-Service Member?" You may select or cancel the use of E-Service at any time. There is no charge for E-Service.

   Telephone transactions and written transactions. Certain transaction requests currently must be made in writing. You must make the following requests in writing (unless you are permitted to make the requests by E-Service or by telephone; see "Telephone transactions" on page 21).

..  transfer of accumulation value;*

..  change of allocation percentages for premium payments; *

..  change of allocation percentages for Policy deductions; *

..  telephone transaction privileges; *

..  loan;

..  full surrender;

..  partial surrender;

..  change of beneficiary or contingent beneficiary;

..  loan repayments or loan interest payments;

..  change of death benefit option or manner of death benefit payment;

..  change in specified amount;

.. addition or cancellation of, or other action with respect to any benefit riders;

..  election of a payment option for Policy proceeds; and

..  tax withholding elections.
--------
*  These transactions are permitted by E-Service, by telephone or in writing.

   We have special forms which should be used for loans, assignments, partial and full surrenders, changes of owner or beneficiary, and all other contractual changes. You will be asked to return your Policy when you request a full surrender. You may obtain these forms from our Administrative Center, shown under "Contact Information" on page 5, or from your AGL representative. Each communication must include your name, Policy number and, if you are not the insured person, that person's name. We cannot process any requested action that does not include all required information.

   Telephone transactions. If you have a completed telephone authorization form on file with us, you may make transfers, or change the allocation of future premium payments or deduction of charges, by telephone, subject to the terms of the form. We will honor telephone instructions from any person who provides the correct information, so there is a risk of possible loss to you if unauthorized persons use this service in your name. Our current procedure is that only the owner or your AGL representative may make a transfer request by phone. We are not liable for any acts or omissions based upon instructions that we reasonably believe to be genuine. Our procedures include verification of the Policy number, the identity of the caller, both the insured person's and owner's names, and a form of personal identification from the caller. We will promptly mail a written confirmation of the transaction. If (a) many people seek to make telephone requests at or about the same time, or (b) our recording equipment malfunctions, it may be impossible for you to make a telephone request at the time you wish. You should submit a written request if you cannot make a telephone request. Also, if due to malfunction or other circumstances your telephone request is incomplete or not fully comprehensible, we will not process the transaction. The phone number for telephone requests is 1-800-340-2765.

Variable Investment Options

   We divided the Separate Account into variable investment options, each of which invests in shares of a corresponding Fund. Currently, you may invest premium payments in variable investment options investing in the Funds listed in the following table. The name of each Fund or a footnote for the Fund describes its type (for example, money market fund, growth fund, equity fund, etc.). The text of the footnotes follows the table. Fund sub-advisers are shown in parenthesis.

                  Variable Investment Options                           Investment Adviser (sub-adviser, if applicable)
                  ---------------------------                     -----------------------------------------------------------
AIM V.I. International Growth Fund - Series I Shares              A I M Advisors, Inc.

Alger American Leveraged AllCap Portfolio - Class O Shares/1/     Fred Alger Management, Inc.

Alger American MidCap Growth Portfolio - Class O Shares           Fred Alger Management, Inc.

American Century VP Value Fund                                    American Century Investment Management, Inc.

Credit Suisse Trust Small Cap Core I Portfolio                    Credit Suisse Asset Management, LLC

Fidelity(R) VIP Asset Manager/SM/ Portfolio - Service Class 2/2/  Fidelity Management & Research Company
                                                                  (FMR Co., Inc.)
                                                                  (Fidelity International Investment Advisors)
                                                                  (Fidelity International Investment Advisors (U.K.) Limited)
                                                                  (Fidelity Investments Japan Limited)
                                                                  (Fidelity Investments Money Management, Inc.)
                                                                  (Fidelity Management & Research (Far East) Inc.)
                                                                  (Fidelity Management & Research (U.K.) Inc.)

                Variable Investment Options                        Investment Adviser (sub-adviser, if applicable)
                ---------------------------                  -----------------------------------------------------------
Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2/3/ Fidelity Management & Research Company
                                                             (FMR Co., Inc.)
                                                             (Fidelity International Investment Advisors)
                                                             (Fidelity International Investment Advisors (U.K.) Limited)
                                                             (Fidelity Investments Japan Limited)
                                                             (Fidelity Management & Research (Far East) Inc.)
                                                             (Fidelity Management & Research (U.K.) Inc.)

Fidelity(R) VIP Equity-Income Portfolio - Service Class 2    Fidelity Management & Research Company
                                                             (FMR Co., Inc.)

Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 /4/ Strategic Advisers(R), Inc.
                                                             Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2/5/  Strategic Advisers(R), Inc.
                                                             Fidelity Management & Research Company

Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2/6/  Strategic Advisers(R), Inc.
                                                             Fidelity Management & Research Company

Fidelity(R) VIP Growth Portfolio - Service Class 2           Fidelity Management & Research Company
                                                             (FMR Co., Inc.)

Fidelity(R) VIP Mid Cap Portfolio - Service Class 2          Fidelity Management & Research Company
                                                             (FMR Co., Inc.)
                                                             (Fidelity International Investment Advisors)
                                                             (Fidelity International Investment Advisors (U.K.) Limited)
                                                             (Fidelity Investments Japan Limited)
                                                             (Fidelity Management & Research (Far East) Inc.)
                                                             (Fidelity Management & Research (U.K.) Inc.)

Franklin Templeton VIP Franklin Small Cap Value Securities   Franklin Advisory Services, LLC
Fund - Class 2

Franklin Templeton VIP Franklin U.S. Government Fund -       Franklin Advisers, Inc.
Class 2

Franklin Templeton VIP Mutual Shares Securities Fund -       Franklin Mutual Advisers, LLC
Class 2 /7/

Franklin Templeton VIP Templeton Foreign Securities Fund -   Templeton Investment Counsel, LLC
Class 2

Janus Aspen International Growth Portfolio - Service Shares  Janus Capital Management LLC

Janus Aspen Mid Cap Growth Portfolio - Service Shares        Janus Capital Management LLC

JPMorgan Small Company Portfolio                             J.P. Morgan Investment Management Inc.

MFS(R) VIT New Discovery Series - Initial Class /8/          Massachusetts Financial Services Company

MFS(R) VIT Research Series - Initial Class /9/               Massachusetts Financial Services Company

Neuberger Berman AMT Mid-Cap Growth Portfolio                Neuberger Berman Management Inc. (Neuberger Berman LLP)

Oppenheimer Balanced Fund/VA - Non-Service Shares /10/       OppenheimerFunds, Inc.

Oppenheimer Global Securities Fund/VA - Non-Service Shares   OppenheimerFunds, Inc.

PIMCO VIT CommodityRealReturn Strategy Portfolio -           Pacific Investment Management Company LLC
Administrative Class/11/

PIMCO VIT Real Return Portfolio - Administrative Class /12/  Pacific Investment Management Company LLC

PIMCO VIT Short-Term Portfolio - Administrative Class        Pacific Investment Management Company LLC

PIMCO VIT Total Return Portfolio - Administrative Class      Pacific Investment Management Company LLC

Pioneer Mid Cap Value VCT Portfolio - Class I Shares         Pioneer Investment Management, Inc.

Putnam VT Diversified Income Fund - Class IB                 Putnam Investment Management, LLC

Putnam VT International Growth and Income Fund - Class IB    Putnam Investment Management, LLC

SunAmerica ST Aggressive Growth Portfolio - Class 1 Shares   AIG SunAmerica Asset Management Corp.

SunAmerica ST SunAmerica Balanced Portfolio - Class 1        AIG SunAmerica Asset Management Corp.
Shares /13/

VALIC Co. I International Equities Fund                      VALIC* (AIG Global Investment Corp.)

VALIC Co. I Mid Cap Index Fund                               VALIC* (AIG Global Investment Corp.)

VALIC Co. I Money Market I Fund                              VALIC* (AIG SunAmerica Asset Management Corp.)

VALIC Co. I Nasdaq-100(R) Index Fund                         VALIC* (AIG Global Investment Corp.)

VALIC Co. I Science & Technology Fund /14/                   VALIC* (T. Rowe Price Associates, Inc.)

VALIC Co. I Small Cap Index Fund                             VALIC* (AIG Global Investment Corp.)

VALIC Co. I Stock Index Fund                                 VALIC* (AIG Global Investment Corp.)

Variable Investment Options                                 Investment Adviser (sub-adviser, if applicable)
---------------------------                                 -----------------------------------------------
Van Kampen LIT Growth and Income Portfolio - Class I Shares       Van Kampen Asset Management

Vanguard VIF High Yield Bond Portfolio                            Wellington Management Company, LLP

Vanguard VIF REIT Index Portfolio                                 The Vanguard Group, Inc.

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/1/ The Fund type for Alger American Leveraged AllCap Portfolio - Class O Shares is equity growth.

/2/ The Fund type for Fidelity(R) VIP Asset Manager /SM/ Portfolio - Service Class 2 is high total return.

/3/ The Fund type for Fidelity(R) VIP Contrafund(R) Portfolio - Service Class 2 is capital appreciation.

/4/ The Fund type for Fidelity(R) VIP Freedom 2020 Portfolio - Service Class 2 is high total return.

/5/ The Fund type for Fidelity(R) VIP Freedom 2025 Portfolio - Service Class 2 is high total return.

/6/ The Fund type for Fidelity(R) VIP Freedom 2030 Portfolio - Service Class 2 is high total return.

/7/ The Fund type for Franklin Templeton VIP Mutual Shares Securities Fund - Class 2 is capital appreciation.

/8/ The Fund type for MFS(R) VIT New Discovery Series - Initial Class is small cap growth.

/9/ The Fund type for MFS(R) VIT Research Series - Initial Class is long-term growth.

/10/ The Fund type for Oppenheimer Balanced Fund/VA - Non-Service Shares is total return.

/11/ The Fund type for PIMCO VIT CommodityRealReturn Strategy Portfolio - Administrative Class is maximum real return.

/12/ The Fund type for PIMCO VIT Real Return Portfolio - Administrative Class is maximum real return.

/13/ The Fund type for SunAmerica ST SunAmerica Balanced Portfolio - Class 1 Shares is capital appreciation.

/14/ The Fund type for VALIC Co. I Science & Technology Fund is capital appreciation. This Fund is a sector fund.

 *  "VALIC" means The Variable Annuity Life Insurance Company.

   From time to time, certain Fund names are changed. When we are notified of a name change, we will make changes so that the new name is properly shown. However, until we complete the changes, we may provide you with various forms, reports and confirmations that reflect a Fund's prior name.

   You can learn more about the Funds, their investment policies, risks, expenses and all other aspects of their operations by reading their prospectuses. You should carefully read the Funds' prospectuses before you select any variable investment option. We do not guarantee that any Fund will achieve its objective. In addition, no single Fund or investment option, by itself, constitutes a balanced investment plan.

   We have entered into various services agreements with most of the advisers or administrators for the Funds. We receive payments for the administrative services we perform such as proxy mailing and tabulation, mailing of Fund related information and responding to Policy owners' inquiries about the Funds. Currently, these payments range from 0.15% to 0.35% of the daily market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter.

   We have entered into a services agreement with PIMCO Variable Insurance Trust ("PIMCO VIT") under which we receive fees of up to 0.15% of the daily market value of the assets invested in the underlying Fund, paid directly by PIMCO VIT for services we perform.

   We also receive what are referred to as "12b-1 fees" from some of the Funds themselves. These fees are designed to help pay for our direct and indirect distribution costs for the Policies. These fees are generally equal to 0.25% of the daily market value of the assets invested in the underlying Fund.

   From time to time some of these arrangements, except for 12b-1 arrangements, may be renegotiated so that we receive a greater payment than previously paid depending on our determination that the expenses we incur are greater than we anticipated. If the expenses we incur are less than we anticipated, we may make a profit from some of these arrangements. These payments do not result in any additional charges under the Policies that are not described under "Charges Under the Policy" on page 57.

Voting Privileges

   We are the legal owner of the Funds' shares held in the Separate Account. However, you may be asked to instruct us how to vote the Fund shares held in the various Funds that are attributable to your Policy at meetings of shareholders of the Funds. The number of votes for which you may give directions will be determined as of the record date for the meeting. The number of votes that you may direct related to a particular Fund is equal to (a) your accumulation value invested in that Fund divided by (b) the net asset value of one share of that Fund. Fractional votes will be recognized.

   We will vote all shares of each Fund that we hold of record, including any shares we own on our own behalf, in the same proportions as those shares for which we have received instructions from owners participating in that Fund through the Separate Account.

   If you are asked to give us voting instructions, we will send you the proxy material and a form for providing such instructions. Should we determine that we are no longer required to send the owner such materials, we will vote the shares as we determine in our sole discretion.

   In certain cases, we may disregard instructions relating to changes in a Fund's investment manager or its investment policies. We will advise you if we do and explain the reasons in our next report to Policy owners. AGL reserves the right to modify these procedures in any manner that the laws in effect from time to time allow.

Fixed Account

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 60. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an annual effective rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our Fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our Fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Illustrations

   We may provide you with illustrations for your Policy's death benefit, accumulation value, and cash surrender value based on hypothetical rates of return. Hypothetical illustrations also assume costs of insurance for a hypothetical person. These illustrations are illustrative only and should not be considered a representation of past or future performance. Your actual rates of return and actual charges may be higher or lower than these illustrations. The actual return on your accumulation value will depend on factors such as the amounts you allocate to particular investment options, the amounts deducted for the Policy's fees and charges, the variable investment options' fees and charges, and your Policy loan and partial surrender history.

   Before you purchase the Policy, we will provide you with what we refer to as a personalized illustration. A personalized illustration shows future benefits under the Policy based upon (1) the proposed insured person's age and premium class and (2) your selection of a death benefit Option, specified amount, planned periodic premiums, riders, and proposed investment options.

   After you purchase the Policy and upon your request, we will provide a similar personalized illustration that takes into account your Policy's actual values and features as of the date the illustration is prepared. We reserve the right to charge a maximum fee of $25 for personalized illustrations prepared after the Policy is issued if you request us to do so more than once each year. We do not currently charge for additional personalized illustrations.

                                POLICY FEATURES

Age

   Generally, our use of age in your Policy and this prospectus refers to a person who is between six months younger and six months older than the stated age. Sometimes we refer to this as the "attained" age.

Death Benefits

   Your specified amount of insurance. In your application to buy a Platinum Investor VIP Policy, you tell us how much life insurance coverage you want. We call this the "specified amount" of insurance.

   The specified amount consists of what we refer to as "base coverage" plus any "supplemental coverage" you select. Base coverage must be at least 10% of the specified amount. We pay a different level of compensation based on the amounts of base and supplemental coverages you select. See "Base coverage and supplemental coverage" on page 28.

   We also guarantee a death benefit for a specified period, provided you have paid the required monthly premiums. The guaranteed death benefit is equal to the specified amount (less any indebtedness) and any benefit riders. We refer to this guarantee in both your Policy and this prospectus as the "guarantee period benefit." We offer two different guarantee period benefit riders. We also offer a guaranteed minimum withdrawal benefit rider that includes a guarantee period benefit. We provide more information about the specified amount and the guarantee period benefit under "Guarantee period benefit," on page 27 and a discussion of the three riders under "Additional Benefit Riders" on page 38. You should read these other discussions carefully because they contain important information about how the choices you make can affect your benefits and the amount of premiums and charges you may have to pay.

   Investment performance affects the amount of your Policy's accumulation value. We deduct all charges from your accumulation value. The amount of the monthly charges may differ from month to month. However, as long as all applicable charges are paid timely each month, the specified amount of insurance payable under your Policy is unaffected by investment performance. (See "Monthly insurance charge" on page 58.)

   Your death benefit. You must choose one of three death benefit Options under your Policy at the time it is issued.

   You can choose Option 1 or Option 2 at the time of your application or at any later time before the death of the insured person. You can choose death benefit Option 3 only at the time of your application. The death benefit we will pay is reduced by any outstanding Policy loans and increased by any unearned loan interest we may have already charged. Depending on the Option you choose, the death benefit we will pay is:

    .  Option 1--The specified amount on the date of the insured person's death.

    . Option 2--The sum of (a) the specified amount on the date of the insured person's death and (b) the Policy's accumulation value as of the date of death.

    . Option 3--The sum of (a) the death benefit we would pay under Option 1 and (b) the cumulative amount of premiums you paid for the Policy and any riders. The death benefit payable will be reduced by any amounts waived under the Waiver of Monthly Deduction Rider. Additional premiums you pay for the Policy and any riders following a partial surrender are not considered part of the "cumulative amount of premiums you paid" until the total value of the premiums paid is equivalent to or greater than the amount surrendered.

   See "Partial surrender" on page 52 for more information about the effect of partial surrenders on the amount of the death benefit.

   Under either Option 2 or Option 3, your death benefit will be higher than under Option 1. However, the monthly insurance charge we deduct will also be higher to compensate us for our additional risk. Because of this, your accumulation value for the same amount of premium will be higher under Option 1 than under either Option 2 or Option 3.

   Any premiums we receive after the insured person's death will be returned and not included in your accumulation value.

   Required minimum death benefit. We may be required under federal tax law to pay a larger death benefit than what would be paid under your chosen death benefit Option. We refer to this larger benefit as the "required minimum death benefit" as explained below.

   Federal tax law requires a minimum death benefit (the required minimum death benefit) in relation to the accumulation value for a Policy to qualify as life insurance. We will automatically increase the death benefit of a Policy if necessary to ensure that the Policy will continue to qualify as life insurance. One of two tests under current federal tax law can be used: the "guideline premium test" or the "cash value accumulation test." You must elect one of these tests when you apply for a Policy. After we issue your Policy, the choice may not be changed.

   There is an exception to your electing one of the tests. If you purchase the guaranteed minimum withdrawal benefit rider, we will automatically provide you with the guideline premium test.

   If you choose the guideline premium test, total premium payments paid in a Policy year may not exceed the guideline premium payment limitations for life insurance set forth under federal tax law. If you choose the cash value accumulation test, there are no limits on the amount of premium you can pay in a Policy year, as long as the death benefit is large enough compared to the accumulation value to meet the test requirements.

   The other major difference between the two tax tests involves the Policy's required minimum death benefit. The required minimum death benefit is calculated as shown in the tables that follow.

   If you selected death benefit Option 1, Option 2 or Option 3 at any time when the required minimum death benefit is more than the death benefit payable under the Option you selected, the death benefit payable would be the required minimum death benefit.

   Under federal tax law rules, if you selected either death benefit Option 1 or Option 3 and elected the cash value accumulation test, rather than the guideline premium test, the payment of additional premiums may cause your accumulation value to increase to the required minimum death benefit. Therefore, choosing the cash value accumulation test may make it more likely that the required minimum death benefit will apply if you select death benefit Option 1 or Option 3.

   If you anticipate that your Policy may have a substantial accumulation value in relation to its death benefit, you should be aware that the cash value accumulation test may cause your Policy's death benefit to be higher than if you had chosen the guideline premium test. To the extent that the cash value accumulation test does result in a higher death benefit, the cost of insurance charges deducted from your Policy will also be higher. This compensates us for the additional risk that we might have to pay the required minimum death benefit.

   If you have selected the cash value accumulation test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by a required minimum death benefit percentage that will be set forth on page 26 of your Policy. The required minimum death benefit percentage varies based on the age and sex of the insured person. Below is an example of applicable required minimum death benefit percentages for the cash value accumulation test. The percentages shown are for a male, ages 40 to 99.

                         APPLICABLE PERCENTAGES UNDER
                         CASH VALUE ACCUMULATION TEST

Insured
Person's
Attained Age                       40   45   50   55   60   65   70   75   99
------------                      ---  ---  ---  ---  ---  ---  ---  ---  ---
%                                 344% 293% 252% 218% 191% 169% 152% 140% 104%

   If you have selected the guideline premium test, we calculate the required minimum death benefit by multiplying your Policy's accumulation value by an applicable required minimum death benefit percentage. The applicable required minimum death benefit percentage is 250% when the insured person's age is 40 or less, and decreases each year thereafter to 100% when the insured person's age is 95 or older. The applicable required minimum death benefit percentages under the guideline premium test for certain ages between 40 to 95 are set forth in the following table.

                         APPLICABLE PERCENTAGES UNDER
                            GUIDELINE PREMIUM TEST

Insured
Person's
Attained Age                       40   45   50   55   60   65   70   75  95+
------------                      ---  ---  ---  ---  ---  ---  ---  ---  ---
%                                 250% 215% 185% 150% 130% 120% 115% 105% 100%

   Your Policy calls the multipliers used for each test the "Death Benefit Corridor Rate."

   Base coverage and supplemental coverage. The amount of insurance coverage you select at the time you apply to purchase a Policy is called the specified amount. The specified amount is the total of two types of coverage: your "base coverage" and "supplemental coverage," if any, that you select. The total of the two coverages cannot be less than the minimum of $50,000 and at least 10% of the total must be base coverage when you purchase the Policy.

   Generally, if we assess less than the maximum guaranteed charges under your Policy and if you choose supplemental coverage instead of base coverage, then in the early Policy years you will reduce your total charges and increase your accumulation value and cash surrender value. For the same cost, the larger the amount of supplemental coverage you elect, the greater will be the amount of the reduction in charges and increase in accumulation value.

   You should have an understanding of the significant differences between base coverage and supplemental coverage before you complete your application. Here are the features about supplemental coverage that differ from base coverage:

    . We pay a higher level of compensation for the sale of base coverage than for supplemental coverage;

    .  Supplemental coverage has no surrender charges;

    . The monthly insurance charge for supplemental coverage is always equal to or less than the monthly insurance charge for an equivalent amount of base coverage;

    . We calculate the monthly guarantee premiums and age 100 monthly guarantee premiums at a higher rate for supplemental coverage than for base coverage (see "Guarantee period benefit" on page 30.); and

    . We do not collect the monthly charge for each $1,000 of specified amount that is attributable to supplemental coverage.

   You can change the percentage of base coverage when you increase the specified amount, but at least 10% of the total specified amount after the increase must remain as base coverage. There is no charge when you change the percentages of base and supplemental coverages. However, if you increase your Policy's base coverage, we will impose a new surrender charge only upon the amount of the increase in base coverage. The new surrender charge applies for the first 10 Policy years following the increase. The percentage that your base and supplemental coverages represent of your specified amount will not change whenever you decrease the specified amount. A partial surrender will reduce the specified amount. In this case, we will deduct any surrender charge that applies to the decrease in base coverage, but not to the decrease in supplemental coverage since supplemental coverage has no surrender charge.

   You should use the mix of base and supplemental coverage to emphasize your own objectives. For instance, our guarantee of a minimum death benefit (through the guarantee period benefit) may be essential to your planning. If this is the case, you may wish to maximize the percentage amount of base coverage you purchase. Policy owner objectives differ. Therefore, before deciding how much, if any, supplemental coverage you should have, you should discuss with your AGL representative what you believe to be your own objectives. Your representative can provide you with further information and Policy illustrations showing how your selection of base and supplemental coverage can affect your Policy values under different assumptions.

Premium Payments

   Premium payments. We call the payments you make "premiums" or "premium payments." The amount we require as your initial premium varies depending on the specifics of your Policy and the insured person. If mandated under applicable law, we may be required to reject a premium payment. Otherwise, with a few exceptions mentioned below, you can make premium payments at any time and in any amount. Premium payments we receive after your free look period, as discussed on page 31, will be allocated upon receipt to the available investment options you have chosen.

   Limits on premium payments. Federal tax law may limit the amount of premium payments you can make (relative to the amount of your Policy's insurance coverage) and may impose penalties on amounts you take out of your Policy if you do not observe certain additional requirements. These tax law requirements and a discussion of modified endowment contracts are summarized further under "Federal Tax Considerations" beginning on page 62. We will monitor your premium payments, however, to be sure that you do not exceed permitted amounts or inadvertently incur any tax penalties. The tax law limits can vary as a result of changes you make to your Policy. For example, a reduction in the specified amount of your Policy can reduce the amount of premiums you can pay.

   Also, in certain limited circumstances, additional premiums may cause the death benefit to increase by more than they increase your accumulation value. In such case, we may refuse to accept an additional premium if the insured person does not provide us with satisfactory evidence that our requirements for issuing insurance are still met. This increase in death benefit is on the same terms (including additional charges) as any other specified amount increase you request (as described under "Increase in coverage" on page 33.)

   Checks. You may pay premiums by check drawn on a U.S. bank in U.S. dollars and made payable to "American General Life Insurance Company," or "AGL." Premiums after the initial premium should be sent directly to the appropriate address shown on your billing statement. If you do not receive a billing statement, send your premium directly to the address for premium payments shown on page 5 of this prospectus. We also accept premium payments by bank draft, wire or by exchange from another insurance company. Premium payments from salary deduction plans may be made only if we agree. You may obtain further information about how to make premium payments by any of these methods from your AGL representative or from our Administrative Center shown under "Contact Information" on page 5.

   Planned periodic premiums. Page 3 of your Policy will specify a "Planned Periodic Premium." This is the amount that you (within limits) choose to pay. Our current practice is to bill quarterly, semi-annually or annually. However, payment of these or any other specific amounts of premiums is not mandatory. After payment of your initial premium, you need only invest enough to ensure that your Policy's cash surrender value stays above zero or that the guarantee period benefit (described under "Guarantee period benefit" on page 30.) remains in effect ("Cash surrender value" is explained under "Full Surrenders" on page 7.) The less you invest, the more likely it is that your Policy's cash surrender value could fall to zero as a result of the deductions we periodically make from your accumulation value.

   Guarantee period benefit. Your Policy makes three benefit riders available to you that provide a "guarantee period benefit." This means that if you have one of these guarantee period benefit riders, your Policy and any other benefit riders you have selected will not lapse during the rider's guarantee period as long as you have paid the required monthly guarantee premiums associated with that rider. The required monthly guarantee premiums for the guarantee period benefit rider you have selected are shown on page 3 of your Policy. The more supplemental coverage you select the higher are the monthly guarantee premiums. If you pay the monthly guarantee premiums while the rider is in force, your Policy will not lapse even if your Policy's cash surrender value has declined to zero. You cannot select any of these riders if you also select death benefit Option 3. There is no death benefit guarantee available with Option 3.

   One of these riders, called the "monthly guarantee premium rider for the first 20 years," is a benefit provided to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the "guaranteed minimum withdrawal benefit rider." We issue the rider only when the Policy is issued. There is no charge associated with the rider. You may select the "monthly guarantee premium rider to age 100" or the guaranteed minimum withdrawal benefit rider only at the time we issue your Policy and you select either death benefit Option 1 or Option 2 and certain other Policy features. There is a charge for either of these riders. We will not issue the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100 if you select the guaranteed minimum withdrawal benefit rider.

   There is no difference in the calculation of Policy values and the death benefit between a Policy that has a guarantee period benefit under the monthly guarantee premium rider for first 20 years and one that does not, because the rider is free of charge. However, because there is a charge for the monthly guarantee premium rider to age 100 and the guaranteed minimum withdrawal benefit rider, Policy values are lower for a Policy that has either of these riders as opposed to one that does not.

   Some states require variations in the terms of one or more of the riders or prohibit their availability.

   The conditions and benefits of each rider are described under "Additional Benefit Riders" on page 39. Be sure to review their descriptions.

   Free look period. If for any reason you are not satisfied with your Policy, you may return it to us and we will refund the greater of (i) any premium payments received by us or (ii) your accumulation value plus any charges that have been deducted. To exercise your right to return your Policy, you must mail it directly to the Administrative Center address shown under "Contact Information" on page 5 or return it to the AGL representative through whom you purchased the Policy within 10 days after you receive it. In a few states, this period may be longer. Because you have this right, we will invest your initial net premium payment in the money market investment option from the date your investment performance begins until the first business day that is at least 15 days later. Then we will automatically allocate your investment among the available investment options in the ratios you have chosen. This reallocation will not count against the 12 free transfers that you are permitted to make each year. Any additional premium we receive during the 15-day period will also be invested in the money market investment option and allocated to the investment options at the same time as your initial net premium.

Changing Your Investment Option Allocations

   Future premium payments. You may at any time change the investment options in which future premiums you pay will be invested. Your allocation must, however, be in whole percentages that total 100%.

   Transfers of existing accumulation value. You may also transfer your existing accumulation value from one investment option under the Policy to another. The first 12 transfers in a Policy year are free of charge. We consider your instruction to transfer from or to more than one investment option at the same time to be one transfer. We will charge you $25 for each additional transfer. You may make transfers from the variable investment options at any time. You may make transfers from the Fixed Account only during the 60-day period following each Policy anniversary. The total amount that you can transfer each year from the Fixed Account is limited to the greater of:

    . 25% of the unloaned accumulation value you have in the Fixed Account as of the Policy anniversary; or

    . the total amount you transferred or surrendered from the Fixed Account during the previous Policy year.

   Unless you are transferring the entire amount you have in an investment option, including the Fixed Account, each transfer must be at least $500. See "Additional Rights That We Have" on page 56.

   Dollar cost averaging. Dollar cost averaging is an investment strategy designed to reduce the risks that result from market fluctuations. The strategy spreads the allocation of your accumulation value among your chosen variable investment options over a period of time. This allows you to reduce the risk of investing most of your funds at a time when prices are high. The success of this strategy depends on market trends and is not guaranteed. You should carefully consider your financial ability to continue the program over a long enough period of time to allocate accumulation value to the variable investment options when their value is low as well as when it is high.

   Under dollar cost averaging, we automatically make transfers of your accumulation value from the investment option of your choice to one or more of the other variable investment options that you choose. You tell us what day of the month you want these transfers to be made (other than the 29th, 30th or 31st of a month) and whether the transfers on that day should occur monthly, quarterly, semi-annually or annually. We make the transfers at the end of the valuation period containing the day of the month you select. (The term "valuation period" is described on page 37.) You must have at least $5,000 of accumulation value to start dollar cost averaging and each transfer under the program must be at least $100. Dollar cost averaging ceases upon your request, or if your accumulation value in the investment option from which you are making transfers becomes exhausted. You may maintain only one dollar cost averaging instruction with us at a time. You cannot use dollar cost averaging at the same time you are using automatic rebalancing. Dollar cost averaging transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Automatic rebalancing. This feature automatically rebalances the proportion of your accumulation value in each variable investment option under your Policy to correspond to your then current premium allocation designation. Automatic rebalancing does not guarantee gains, nor does it assure that you will not have losses. You tell us whether you want us to do the rebalancing quarterly, semi-annually or annually. Automatic rebalancing will occur as of the end of the valuation period that contains the date of the month your Policy was issued. For example, if your Policy is dated January 17, and you have requested automatic rebalancing on a quarterly basis, automatic rebalancing will start on April 17, and will occur quarterly thereafter. You must have a total accumulation value of at least $5,000 to begin automatic rebalancing. Rebalancing ends upon your request. You may maintain only one automatic rebalancing instruction with us at a time. You cannot use automatic rebalancing at the same time you are using dollar cost averaging. Automatic rebalancing transfers do not count against the 12 free transfers that you are permitted to make each year. We do not charge you for using this service.

   Market timing. The Policies are not designed for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. Market timing carries risks with it, including:

    . dilution in the value of Fund shares underlying investment options of other Policy owners;

    .  interference with the efficient management of the Fund's portfolio; and

    .  increased administrative costs.

   We have policies and procedures that require us to monitor the Policies to determine if a Policy owner requests:

    . an exchange out of a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange into that same variable investment option;

    . an exchange into a variable investment option, other than the money market investment option, within two calendar weeks of an earlier exchange out of that same variable investment option; or

    . exchanges into or out of the same variable investment option, other than the money market investment option, more than twice in any one calendar quarter.

   If any of the above transactions occurs, we will suspend such Policy owner's same day or overnight delivery transfer privileges (including website, e-mail and facsimile communications) with prior notice to prevent market timing efforts that could be harmful to other Policy owners or beneficiaries.

Such notice of suspension will take the form of either a letter mailed to your last known address, or a telephone call from our Administrative Center to inform you that effective immediately, your same day or overnight delivery transfer privileges have been suspended. A Policy owner's first violation of this policy will result in the suspension of Policy transfer privileges for ninety days. A Policy owner's subsequent violations of this policy will result in the suspension of Policy transfer privileges for six months. Transfers under dollar cost averaging, automatic rebalancing or any other automatic transfer arrangements to which we have agreed are not affected by these procedures.

   The procedures above will be followed in all circumstances and we will treat all Policy owners the same.

   In addition, Policy owners incur a $25 charge for each transfer in excess of 12 each Policy year.

   Restrictions initiated by the Funds. The Funds have policies and procedures restricting transfers into the Fund. For this reason or for any other reason the Fund deems necessary, a Fund may instruct us to reject a Policy owner's transfer request. Additionally, a Fund may instruct us to restrict all purchases or transfers by a particular Policy owner, whether into or out of the Fund. We will follow the Fund's instructions.

   Please read the Funds' prospectuses and supplements for information about restrictions that may be initiated by the Funds.

Changing the Specified Amount of Insurance

   Increase in coverage. At any time while the insured person is living, you may request an increase in the specified amount of coverage under your Policy. You must, however, provide us with satisfactory evidence that the insured person continues to meet our requirements for issuing insurance coverage.

   We treat an increase in specified amount in many respects as if it were the issuance of a new Policy. For example, the monthly insurance charge for the increase will be based on the age, gender and premium class of the insured person at the time of the increase. Also, a new amount of surrender charge

    . applies to any amount of the increase that you request as base (rather than supplemental) coverage;

    . applies as if we were instead issuing the same amount of base coverage as a new Platinum Investor VIP Policy; and

    . applies to the amount of the increase for the 10 Policy years following the increase.

   Whenever you decide to increase your specified amount, you will be subject to a new monthly charge per $1,000 of base coverage. The additional charge will be applied to the increase in your base coverage portion of the increase in the specified amount for the first five Policy years following the increase. Increasing the specified amount may increase the amount of premium you would need to pay to avoid a lapse of your Policy.

   You are not required to increase your specified amount in any specific percentage or ratio that your base and supplemental coverage bear to your specified amount before the increase, with one exception. Base coverage must be at least 10% of the total specified amount after the increase.

   Decrease in coverage. After the first Policy year, you may request a reduction in the specified amount of coverage, but not below certain minimums. After any decrease, the death benefit cannot be less than the greater of:

    .  $50,000; and

    . any minimum amount which, in view of the amount of premiums you have paid, is necessary for the Policy to continue to meet the federal tax law definition of life insurance.

   We will apply any decrease in coverage as of the monthly deduction day following the valuation date we receive the request.

   The decrease in coverage is applied in the following order:

    . Against the specified amount provided by the most recent increase, applied first to the supplemental coverage portion of the increase, followed by the base coverage portion of the increase;

    . Against the next most recent increases successively, with supplemental coverage portion of each increase reduced first, followed by the base coverage portion of the same increase;

    . Against the specified amount provided under your original application, with supplemental coverage reduced first, followed by base coverage.

   We will deduct from your accumulation value any surrender charge that is due on account of the decrease. If there is not sufficient accumulation value to pay the surrender charge at the time you request a reduction, the decrease will not be allowed. A reduction in specified amount will not reduce the monthly charge per $1,000 of base coverage, or the amount of time for which we assess the charges. For instance, if you increase your base coverage and follow it by a decrease in base coverage within five years of the increase, we will assess the monthly charge per $1,000 of base coverage against the increase in base coverage for the full five years even though you have reduced the amount of base coverage.

Changing Death Benefit Options

   Change of death benefit option. You may at any time before the death of the insured person request us to change your death benefit Option from:

   Option 1 to Option 2;
   Option 2 to Option 1; or
   Option 3 to Option 1.

   No other changes are permitted. A change from Option 3 to Option 1 may be subject to regulatory approval in your state.

    . If you change from Option 1 to Option 2, we automatically reduce your Policy's specified amount of insurance by the amount of your Policy's accumulation value (but not below zero) at the time of the change. The change will go into effect on the monthly deduction day following the date we receive your request for change. Any such reduction in specified amount will be subject to the same guidelines and restrictions described in "Decrease in coverage" on page 34. We will take the reduction proportionately from each component of the Policy's specified amount. We will not charge a surrender charge for this reduction in specified amount. The surrender charge schedule will not be reduced on account of the reduction in specified amount. The monthly charge per $1,000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 2 to Option 1, then as of the date of the change we automatically increase your Policy's specified amount by the amount of your Policy's accumulation value. We will apply the entire increase in your specified amount to the last coverage added (either base or supplemental) to your Policy, and which has not been removed. For the purpose of this calculation, if base and supplemental coverages were issued on the same date, we will consider the supplemental coverage to have been issued later. The monthly charge per $1000 of base coverage will not change. At the time of the change of death benefit Option, your Policy's monthly insurance charge and surrender value will not change.

    . If you change from Option 3 to Option 1, your Policy's specified amount will not change. The monthly charge per $1000 of base coverage and the cost of insurance rates will not change. Your Policy's monthly insurance charge will decrease and the surrender value will increase.

   Tax consequences of changes in insurance coverage. Please read "Tax Effects" starting on page 62 of this prospectus to learn about possible tax consequences of changing your insurance coverage under your Policy.

   Effect of changes in insurance coverage on guarantee period benefit. A change in coverage does not result in termination of any of the guarantee period benefit riders, so that if you pay certain prescribed amounts of premiums, we will pay a death benefit even if your Policy's cash surrender value declines to zero. The details of this guarantee are discussed under "Monthly Guarantee Premium Rider for First 20 Years" on page 42, "Monthly Guarantee Premium Rider to Age 100" on page 30 and "Guaranteed Minimum Withdrawal Benefit Rider" on page 45.

No Tobacco Use Incentive

   In general, certain charges under life insurance policies are higher if the insured person uses tobacco. We provide an incentive for our insureds to quit the use of tobacco or any other products that contain nicotine. It is important to understand, therefore, that when we refer to "tobacco," we mean tobacco or any other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. See "Underwriting and premium classes" on page 56.

   The owner does not elect this feature. We provide it automatically without additional charge. Here are its terms:

    . if the insured person is in either the preferred tobacco or standard tobacco underwriting class; then

    . for the first three Policy years, the cost of insurance charges will automatically be determined as if the insured person was in the standard non-tobacco underwriting class.

   There is a separate rule for insured persons in the special tobacco underwriting class. For the first three Policy years, the standard non-tobacco rates will be adjusted to reflect the extra amount we always charge due to the health, occupation or avocation of an insured person in that class.

   If, before the end of the first three Policy years, the Owner provides us with evidence satisfactory to us that:

    . the insured person has not used tobacco in any form for the preceding 12 months; and

    . there has been no change in the insured person's health that would prevent him or her from qualifying for our standard non-tobacco underwriting class; then

    . we will continue to use standard non-tobacco cost of insurance rates (adjusted as stated above for the special non-tobacco underwriting class) starting in the fourth policy year.

   If the insured person has not met this non-tobacco use and health condition, then starting with the fourth Policy year we will assess cost of insurance charges for the preferred, standard or special tobacco underwriting class, as appropriate.

   See "Underwriting and premium classes" on page 56 for more information about our underwriting classifications.

Account Value Enhancement

   Your Policy will be eligible for an Account Value Enhancement at the end of the 16/th/ Policy year, and at the end of each Policy year thereafter. An Account Value Enhancement is a credit we provide to your accumulation value. At our complete discretion, the credit for any Policy year can be zero, or any percentage amount up to 0.15%. All Policies issued in the same calendar year, however, will be treated the same. In any given Policy year there may be no Account Value Enhancement added to certain eligible Policies.

   Here are the additional terms of the Account Value Enhancement:

    . Each Account Value Enhancement will be calculated using your unloaned accumulation value at the end of the last day of the Policy year.

    . The amount of each Account Value Enhancement will be calculated by applying a percentage to the unloaned accumulation value. The percentage will range from 0.0% to 0.15% and will be reset annually.

    . Each Account Value Enhancement will be allocated to your Policy's investment options using the premium allocation percentages you have in effect at that time.

    . All eligible Policies issued in the same calendar year will receive the same enhancement percentage credited as of the end of each Policy year.

    . There is no Policy charge for any Account Value Enhancement, although some of the Policy charges may be higher because of an increase in your accumulation value.

   Enhancements credited to your variable investment options result in an increase in your accumulation value. Each enhancement is fully vested when credited. You will be subject to the risk that investment performance will be unfavorable and your accumulation value will decrease because of the unfavorable performance and the resulting higher insurance charges. As a result you may not receive any benefit from an Account Value Enhancement. See "Investment Risk" on page 9.

Effective Date of Policy and Related Transactions

   Valuation dates, times, and periods. We compute values under a Policy on each day that the New York Stock Exchange ("NYSE") is open for business. We call each such day a "valuation date" or a "business day."

   We compute Policy values as of the time the NYSE closes on each valuation date, which usually is 3:00 p.m. Central time. We call this our "close of business." We call the time from the close of business on one valuation date to the close of business of the next valuation date a "valuation period." We are closed only on those holidays the NYSE is closed.

   Fund pricing. Each Fund produces a price per Fund share following each close of the NYSE and provides that price to us. We then determine the Fund value at which you may invest in the particular investment option, which reflects the change in value of each Fund reduced by the daily charge and any other charges that are applicable to your Policy.

   Date of receipt. Generally we consider that we have received a premium payment or another communication from you on the day we actually receive it in full and proper order at any of the addresses shown on page 5 of this prospectus. If we receive it after the close of business on any valuation date, however, we consider that we have received it on the following valuation date. Any premium payments we receive after our close of business are held in our general account until the next business day.

   If we receive your premiums through payroll allotment, such as salary deduction or salary reduction programs, we consider that we receive your premium on the day we actually receive it, rather than the day the deduction from your payroll occurs. This is important for you to know because your premium receives no interest or earnings for the time between the deduction from your payroll and our receipt of the payment. We currently do not accept military allotment programs.

   Commencement of insurance coverage. After you apply for a Policy, it can sometimes take up to several weeks for us to gather and evaluate all the information we need to decide whether to issue a Policy to you and, if so, what the insured person's premium class should be. We will not pay a death benefit under a Policy unless (a) it has been delivered to and accepted by the owner and at least the initial premium has been paid, and (b) at the time of such delivery and payment, there have been no adverse developments in the insured person's health or risk of death. However, if you pay at least the minimum first premium payment with your application for a Policy, we will provide temporary coverage of up to $500,000 provided the insured person meets certain medical and risk requirements. The terms and conditions of this coverage are described in our "Limited Temporary Life Insurance Agreement," available to you when you apply for a Policy.

   Date of issue; Policy months and years. We prepare the Policy only after we approve an application for a Policy and assign the appropriate premium class. The day we begin to deduct charges will appear on page 3 of your Policy and is called the "Date of Issue." Policy months and years are measured from the date of issue. To preserve a younger age at issue for the insured person, we may assign a date of issue to a Policy that is up to 6 months earlier than otherwise would apply.

   Monthly deduction days. Each charge that we deduct monthly is assessed against your accumulation value at the close of business on the date of issue and at the end of each subsequent valuation period that includes the first day of a Policy month. We call these "monthly deduction days."

   Commencement of investment performance. We begin to credit an investment return to the accumulation value resulting from your initial premium payment on the later of (a) the date of issue, or (b) the date all requirements needed to place the Policy in force have been satisfied, including underwriting approval and receipt of the necessary premium. In the case of a back-dated Policy, we do not credit an investment return to the accumulation value resulting from your initial premium payment until the date stated in (b) above.

   Effective date of other premium payments and requests that you make. Premium payments (after the first) and transactions made in response to your requests and elections are generally effected at the end of the valuation period in which we receive the payment, request or election and based on prices and values computed as of that same time. Exceptions to this general rule are as follows:

    . Increases or decreases you request in the specified amount of insurance, reinstatement of a Policy that has lapsed, and changes in death benefit Option take effect on the Policy's monthly deduction day if your request is approved on that day or on the next monthly deduction day following our approval if we approve your request on any other day of the month;

    . In most states, we may return premium payments, make a partial surrender or reduce the death benefit if we determine that such premiums would cause your Policy to become a modified endowment contract or to cease to qualify as life insurance under federal income tax law or exceed the maximum net amount at risk;

    . If you exercise your right to return your Policy described under "Free look period" on page 31 of this prospectus, your coverage will end when you deliver it to your AGL representative, or if you mail it to us, the date it is postmarked; and

    . If you pay a premium at the same time that you make a Policy request which requires our approval, your payment will be applied when received rather than following the effective date of the requested change, but only if your Policy is in force and the amount paid will not cause you to exceed premium limitations under the Internal Revenue Code of 1986, as amended (the "Code"). If we do not approve your Policy request, your premium payment will still be accepted in full or in part (we will return to you the portion of your premium payment that would be in violation of the maximum premium limitations under the Code). We will not apply this procedure to premiums you pay in connection with reinstatement requests.

Reports to Policy Owners

   Shortly after the end of each Policy year, we will mail you a report that includes information about your Policy's current death benefit, accumulation value, cash surrender value and Policy loans. We will send you notices to confirm premium payments, transfers and certain other Policy transactions. We will mail to you at your last known address of record, these and any other reports and communications required by law. You should give us prompt written notice of any address change.

                           ADDITIONAL BENEFIT RIDERS

Riders

   You can request that your Policy include the additional rider benefits described below. For most of the riders that you choose, a charge, which will be shown on page 3 of your Policy, will be deducted from your accumulation value on each monthly deduction date. Eligibility for and changes in these benefits are subject to our rules and procedures as in effect from time to time. Not all riders are available in all states. More details are included in the form of each rider, which we suggest that you review if you choose any of these benefits.

   Accidental Death Benefit Rider. This rider pays an additional death benefit if the insured person dies from certain accidental causes. There is a charge for this rider. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Children's Insurance Benefit Rider. This rider provides term life insurance coverage on the eligible children of the person insured under the Policy. There is a charge for this rider. This rider is convertible into any other insurance (except for term coverage) available for conversions, under our published rules at the time of conversion. You may purchase this rider at the time we issue your Policy or at any time thereafter. You may terminate this rider at any time. If you do so, the charge will cease.

   Maturity Extension Rider. This rider gives you the option to extend the Policy's maturity date beyond what it otherwise would be, at any time before the original maturity date. Once you select this rider, if you have not already elected to extend the maturity date, we will notify you of this right 60 days before maturity. If you do not then elect to extend the maturity date before the original maturity date, the rider will terminate and the maturity date will not be extended. You have two versions of this rider from which to choose, the Accumulation Value version and the Death Benefit version. Either or both versions may not be available in your state.

   The Accumulation Value version provides for a death benefit after your original maturity date that is equal to the accumulation value on the date of the insured person's death. The death benefit will be reduced by any outstanding Policy loan amount. There is no charge for this version until you reach your original maturity date. After your original maturity date, we will charge a monthly fee of no more than $10.

   The Death Benefit version provides for a death benefit after your original maturity date equal to the death benefit in effect on the day prior to your original maturity date. If the death benefit is based fully, or in part, on the accumulation value, we will adjust the death benefit to reflect future changes in your accumulation value. The death benefit will never be less than the accumulation value. The death benefit will be reduced by any outstanding Policy loan amount.

   We will charge you the following amounts under the death benefit version:

    . A monthly fee of no more than $30 for each $1000 of the net amount at risk. This fee begins 9 years before your original maturity date and terminates on your original maturity date; and

    . A monthly fee of no more than $10. This fee begins on your original maturity date if you exercise your right under the rider to extend your original maturity date.

   Nine years and 60 days before your original maturity date, we will notify you that you will incur these charges if you keep the rider. You will then have until your original maturity date to terminate the rider and with it, your right to extend your original maturity date. If you terminate the rider at any time within this nine year and 60 day period, there will be no further charges and you will have no remaining right to receive a benefit under the rider.

   Both versions of the rider may be added at any time to an existing Policy up until the same nine year and 60 day period before your original maturity date. In Illinois you may select either version of the rider only after we issue your Policy.

   There are features common to both riders in addition to the $10 maximum monthly fee. Only the insurance coverage associated with the Policy will be extended beyond your original maturity date. We do not allow additional premium payments or changes in specified amount after your original maturity date. The only charge we continue to automatically deduct after the original maturity date is the daily charge described on page 48. Once you have exercised your right to extend your original maturity date, you cannot revoke it. The monthly fee will continue. You can, however, surrender your Policy at any time.

   Extension of the maturity date beyond the insured person's age 100 may result in current taxation of increases in your Policy's accumulation value as a result of interest or investment experience after that time. You should consult a qualified tax adviser before making such an extension.

   Spouse Term Rider. This rider provides term life insurance on the life of the spouse of the Policy's insured person. There is a charge for this rider. This rider terminates no later than the Policy anniversary nearest the spouse's 75th birthday. You can convert this rider into any other insurance, except term, under our published rules at the time of conversion. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Terminal Illness Rider. This rider provides the Policy owner with the right to request a benefit if the Policy's insured person is diagnosed as having a terminal illness (as defined in the rider) and less than 12 months to live. This rider is not available in all states. There is a charge for this rider. The maximum amount you may receive under this rider before the insured person's death is 50% of the death benefit that would be due under the Policy (excluding any rider benefits), not to exceed $250,000. The amount of benefits paid under the rider, plus interest on this amount to the next Policy anniversary, plus an administrative fee (not to exceed $250), becomes a "lien" against the remaining benefits payable under the Policy. The maximum interest rate will not exceed the greater of

    . the Moody's corporate Bond Yield Average-Monthly Average Corporates for the month of October preceding the calendar year for which the loan interest rate is determined; or

    . the interest rate used to calculate cash values in the Fixed Account during the period for which the interest rate is determined, plus 1%.

   A lien is a claim by AGL against all future Policy benefits. We will continue to charge interest in advance on the total amount of the lien and will add any unpaid interest to the total amount of the lien each year. The cash surrender value of the Policy also will be reduced by the amount of the lien. Any time the total lien, plus any other Policy loans, exceeds the Policy's then current death benefit, the Policy will terminate without further value. You can purchase this rider at any time prior to the maturity date. You may terminate this rider at any time. If you do so, the charge will cease.

   Waiver of Monthly Deduction Rider. This rider provides for a waiver of all monthly charges assessed for both your Policy and riders that we otherwise would deduct from your accumulation value, so long as the insured person is totally disabled (as defined in the rider). This rider is not available for Policies with an initial specified amount greater than $5,000,000. There is a charge for this rider. While we are paying benefits under this rider we will not permit you to request any increase in the specified amount of your Policy's coverage. When we "pay benefits" under this rider, we pay all monthly charges (except for loan interest) for your Policy when they become due, and then deduct the same charges from your Policy. Therefore, your Policy's accumulation value does not change because of monthly charges. We perform these two transactions at the same time. However, loan interest will not be paid for you under this rider, and the Policy could, under certain circumstances, lapse for nonpayment of loan interest. You can purchase this rider on the life of an insured person who is younger than age 56. You can purchase this rider only at the time we issue your Policy. You may later elect to terminate this rider. If you do so, the charge will cease.

   Overloan Protection Rider. This rider guarantees that your Policy will not lapse due to interest charges on outstanding Policy loans. You may select this rider at any time. There is a one-time charge for this rider currently equal to 3.5% of your Policy's accumulation value when the rider is activated. This charge will never be greater than 5% of the accumulation value. There is no charge if the rider is never activated.

   You can request us to activate the rider when:

    . The sum of outstanding Policy loans equals or exceeds 94% of the cash value; and

    .  The Policy has been in force at least until the later of:

      (a) the Policy anniversary nearest the insured person's age 75; or

      (b) the 15th Policy anniversary.

   The activation date is the monthly deduction day on or next following the date we receive your written request and all requirements for rider activation are satisfied. Here are the requirements:

    . There must be sufficient cash surrender value to cover the one-time charge;

    .  Death benefit Option 1 must be in force;

    .  The Policy must not be a modified endowment contract;

    . The sum of all partial surrenders taken to date must equal or exceed the sum of all premiums paid;

    . The sum of all outstanding policy loans must equal or exceed the sum of the specified amount plus the death benefit amount of any term insurance rider issued on the life of the Policy's insured person; and

    . There can be no riders in force that require charges after the activation date, other than the maturity extension rider or term riders (the term riders cannot require a change in its death benefit amount that is scheduled to take effect after the activation date).

   On the activation date the portion of your accumulation value not offset by your outstanding Policy loans will be transferred to, or will remain in, the Fixed Account.

   The following conditions apply beginning with the activation date:

    . Interest will continue to be credited to your accumulation value and charged against outstanding loans;

    . All future monthly deductions will be waived, including those for the maturity extension rider and any term rider;

    .  No additional premiums will be accepted;

    .  The Policy cannot become a modified endowment contract;

    .  No new policy loans or partial surrenders will be allowed;

    .  Policy loans can be repaid;

    . No changes will be allowed in the specified amount or choice of death benefit Option;

    . No transfers or allocations of accumulation value from the Fixed Account will be allowed; and

    . The Policy's death benefit will be the applicable Death Benefit Corridor Rate times the greater of the accumulation value and the outstanding total Policy loan amount.

   The rider will terminate on the earlier of the following dates:

    .  Upon your written request to terminate the rider; or

    .  Upon termination of the Policy.

   Monthly Guarantee Premium Rider for First 20 Years. This rider is a benefit available to any Policy owner who selects either death benefit Option 1 or 2 and who does not select the guaranteed minimum withdrawal benefit rider. We issue the rider only when the Policy is issued. There is no charge associated with the rider. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The rider provides a guarantee, explained below, until the earlier of:

    .  The 20/th/ Policy anniversary; or

    .  The Policy anniversary nearest the insured person's 95/th/ birthday.

   Page 3 of your Policy will specify a "Monthly Guarantee Premium." You must pay the monthly guarantee premiums to keep the rider in force.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month that you are covered by the rider, we determine if the monthly guarantee premium requirement has been met, as follows:

    . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

    . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then you have met the monthly guarantee premium requirement.

   As long as you have met the monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 62.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider for first 20 years will remain in force during the 61-day period that follows failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider for first 20 years terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee premium rider for first 20 years will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Options, add or delete another benefit rider or change premium class, we calculate a new monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

    . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's age on the effective date of the increase, and the amount of the increase.

    . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the monthly guarantee premium is reduced by one-half.

    . For the addition or deletion of any other benefit rider except for the age 100 monthly guarantee premium rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

    . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The monthly guarantee premium requirement must be met each Policy month for the duration of the monthly guarantee premium rider for first 20 years, or the rider will be subject to termination. There is no additional charge for this rider.

Monthly Guarantee Premium Rider to Age 100. This rider is available to any owner if:

       .  the owner selects the rider when the Policy is issued;

       .  the owner selects either death benefit Option 1 or 2; and

       . the owner does not select the guaranteed minimum withdrawal benefit rider.

   If these conditions are met, we will issue the rider at the owner's request. This rider bears a monthly charge currently beginning with the fourth Policy year. We reserve the right to begin the charge as early as the first Policy year. However a change in the beginning date of the charge will not affect the beginning date for any Policy owner who has already selected the rider. The rider provides a guarantee, explained below, which ends no later than the Policy anniversary nearest the insured person's 100/th/ birthday. You may later elect to terminate this rider. If you do so, the charge will cease.

   If you have selected this rider, page 3 of your Policy will specify an "Age 100 Monthly Guarantee Premium." The more supplemental coverage you select, the higher are the age 100 monthly guarantee premiums. The charge for the monthly guarantee premium rider to age 100 is based on the age of the insured person when the Policy is issued and the net amount at risk attributable to the base Policy. You must meet the age 100 monthly guarantee premium requirement each Policy month after the third Policy year in order to keep the rider in force. The monthly charge for the rider ceases when the rider terminates.

   Policy months are measured from the "Date of Issue" that will be shown on page 3 of your Policy. On the first day of each Policy month, we determine if the age 100 monthly guarantee premium requirement has been met, as follows:

    . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

    . the sum of all age 100 monthly guarantee premiums, beginning with the date of issue (which includes all Policy months in the first three Policy years when there is no charge for this rider) and including the age 100 monthly guarantee premium for the then-current month, then

    .  you have met the age 100 monthly guarantee premium requirement.

   So long as you have met the age 100 monthly guarantee premium requirement, your Policy will not enter a grace period, or terminate (i.e., lapse) because of insufficient cash surrender value. See "Policy Lapse and Reinstatement" on page 62.

   If you do not meet the age 100 monthly guarantee premium requirement, we will notify you in writing within 30 days. The monthly guarantee premium rider to age 100 will remain in force during the 61-day period that follows failure to meet the age 100 monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the rider from terminating. If you do not pay the amount required to keep the rider in force by the end of the 61-day period, the rider will terminate and cannot be reinstated.

   If the monthly guarantee premium rider to age 100 terminates and the cash surrender value is insufficient, the Policy will then lapse unless:

    .  you pay an amount of premium sufficient to keep the Policy from lapsing;
       or

    . the Policy remains in force on account of the monthly guarantee premium rider for first 20 years.

   However, the monthly guarantee premium rider to age 100 will not be reactivated even if you pay enough premium to keep your Policy from lapsing. The monthly charge for the rider ceases when the rider terminates.

   There is an exception to the above requirements to pay the age 100 monthly guarantee premiums. If at any time during the first three Policy years, the age 100 monthly guarantee premium requirements are not met, guarantees under this rider will not be in effect. This will not terminate the rider. Guarantees under this rider will return upon payment of all past due age 100 monthly guarantee premiums during the first three Policy years.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Option, add or delete another benefit rider or change premium class, we calculate a new age 100 monthly guarantee premium. These changes will not affect the terms or the duration of the rider. The amount you must pay to keep the rider in force will increase or decrease. We can calculate your new age 100 monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center shown under "Contact Information" on page 5 for this purpose.

    . For increases in the specified amount, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and amount of the increase.

    . For decreases in the specified amount, the new age 100 monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half, the age 100 monthly guarantee premium is reduced by one-half.

    . For the addition or deletion of another benefit rider, the age 100 monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

    . For a change in premium class, the new age 100 monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   The age 100 monthly guarantee premium requirement must be met each Policy month, beginning in the fourth Policy year, for the duration of the monthly guarantee premium rider to age 100, or the rider will be subject to termination. Once terminated, the monthly charge for the rider ceases and the rider cannot be reinstated.

   Guaranteed Minimum Withdrawal Benefit Rider. This rider provides for a guaranteed minimum withdrawal benefit upon your written request while the Policy and this rider are in force. Your request must be made during the eligibility period. The rider also provides a guarantee that your Policy will not lapse for a specified period.

   Requirements to purchase the rider - Here are the requirements you must meet in order to purchase this rider:

    .  you must purchase the rider when applying for the Policy;

    . you may not select either the monthly guarantee premium rider for first 20 years or the monthly guarantee premium rider to age 100;

    . the Policy's insured person can be no younger than attained age 20 or no older than attained age 60 when we issue the Policy;

    .  you must elect either death benefit Option 1 or 2;

    .  you must elect the guideline premium test; and

    . you must elect automatic rebalancing and maintain it as long as the rider is in effect.

   See "Required minimum death benefit" on page 26 and "Automatic rebalancing" on page 32.

   Eligibility period - The eligibility period:

    . starts on the tenth Policy anniversary, or the Policy anniversary nearest the insured person's 65th birthday, if earlier; and

    .  ends on the Policy anniversary nearest the insured person's age 70.

   Withdrawal period - The withdrawal period is the length of time for which we will make guaranteed minimum withdrawal benefit payments. Currently the length of the initial withdrawal period for each rider we issue is 10 years. We reserve the right to increase or decrease the length of the initial withdrawal period for each rider we issue in the future.

   The actual withdrawal period starts on the date of the first withdrawal on or after the date the eligibility period begins, but no later than on the date the eligibility period ends. The actual withdrawal period for each rider can be longer or shorter than the initial withdrawal period due to loans, partial surrenders and any applicable surrender charges.

   Guaranteed Benefit Balance - Before the withdrawal period begins and during the eligibility period, we guarantee that an amount equal to what we refer to as the Guaranteed Benefit Balance may be withdrawn over the withdrawal period. Before the first withdrawal during the eligibility period, the Guaranteed Benefit Balance will be calculated as follows:

    . we will add all premiums paid (limited in each Policy year after the first, to the amount of premium paid during the first Policy year);

       .  less all partial withdrawals;

       . plus interest at the Accumulation Rate shown on page 3 of your Policy; and

       .  we will subtract the Policy loan balance; and

    . we will subtract an amount equal to the sum of the monthly guarantee premiums (described in the "Monthly guarantee period benefit" section of this rider description) from the date of issue until the current month, (but not beyond the end of the monthly guarantee period) plus interest at the Accumulation Rate shown on page 3 of your Policy.

   The monthly guarantee premium for each month in the monthly guarantee period will be added to obtain the sum described in the last bullet above, even if the monthly guarantee premium requirement has not been met. Termination of the monthly guarantee period benefit does not change the length of the monthly guarantee period in effect.

   We guarantee that an amount equal to the Guaranteed Benefit Balance immediately prior to the first withdrawal during the eligibility period may be withdrawn. The amount of each payment and the actual withdrawal period will vary, subject to:

    .  any subsequent Policy loan activity;

    .  any subsequent full or partial surrenders; and

    . any applicable surrender charges and additional charges due to partial surrenders.

   If the Guaranteed Benefit Balance is less than $500, we reserve the right to make payment over a reduced period. There is no benefit payable if the Guaranteed Benefit Balance is less than or equal to zero.

   Maximum guaranteed annual withdrawal - After the eligibility period begins, the first withdrawal results in calculation of the initial maximum annual withdrawal amount, which is:

    .  the Guaranteed Benefit Balance immediately prior to the first withdrawal;

    . divided by the number of years in the initial withdrawal period (currently 10).

   Guaranteed Benefit Balance and maximum annual withdrawal amount calculations during the withdrawal period - The Guaranteed Benefit Balance will be reduced by the amount of any new loans (including loan interest), and any new withdrawals. The Guaranteed Benefit Balance will be increased by any loan repayments and any unearned loan interest. At the end of each 12-month period from the time of the first withdrawal, the maximum annual withdrawal amount for the next 12-month period will be recalculated. If the number of years remaining in the initial withdrawal period is one or more, the recalculation will be the lesser of:

    . the Guaranteed Benefit Balance at the beginning of the previous 12-month period; less withdrawals and loans made during the previous 12-month period; plus any loan repayments made during the previous 12-month period (including any unearned loan interest); divided by the number of years remaining in the initial withdrawal period;

   or

    .  the annual withdrawal amount in effect for the previous 12-month period.

   If the number of years remaining in the initial withdrawal period is less than one, the maximum annual withdrawal amount will be the amount in effect for the previous 12-month period until the Guaranteed Benefit Balance is zero. After the actual withdrawal period has started, premium payments will not be included in the benefit balance calculation.

   Policy surrender or maturity - If you surrender your Policy or if it matures and the Policy has a cash surrender value, you will receive:

    . The cash surrender value, at the time of surrender or maturity, in a single sum or under a payment option (see "Payment Options" on page 53); plus

    . The excess of the Guaranteed Benefit Balance over the cash surrender value paid in equal amounts over the number of years remaining in the initial withdrawal period.

   If you surrender your Policy or if it matures after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time you surrender your Policy or it matures.

   Policy lapse - If your Policy lapses without any cash surrender value during the eligibility Period, you will receive the Guaranteed Benefit Balance in equal amounts over the initial withdrawal period.

   If the Policy lapses without any cash surrender value during the actual withdrawal period, you will receive the remaining Guaranteed Benefit Balance in equal amounts over the number of years remaining in the initial withdrawal period. If the Policy lapses after the initial withdrawal period, the equal payments will not exceed the maximum annual withdrawal amount in effect at the time of lapse.

   Rider charge - We will deduct a daily charge at a current annual effective rate of 0.75% of your accumulation value that is then being invested in any of the variable investment options. We reserve the right to increase this charge to no more than 1.50%. We will charge you for the rider until the Policy or the rider terminates.

   Death benefit - This rider does not provide a death benefit payable in addition to the amount payable under the Policy. However, if the Policy has lapsed and at the time of death the Policy owner was receiving payments under any provision of this rider, the present value of any remaining payments will be paid to the Policy owner's beneficiary in a single sum.

   Investment option restrictions - If you purchased this rider, certain investment options are identified on page 3 of your Policy as "restricted investment options." This means that we will limit the total amount of your accumulation value less Policy loans that may be invested in restricted investment options to 30% of your Policy's total accumulation value less Policy loans. Here is an example:

   Let us say your total accumulation value is $1,000 and you have an outstanding loan of $300.

   We will limit the total amount of accumulation value less Policy loans ($1,000 minus $300 = $700) that may be invested in restricted investment options to 30% of your total accumulation value less Policy loans, which is $210 (30% of $700 = $210). If, because of performance, the total amount invested in restricted investment options increases to greater than 30% of your total accumulation value less Policy loans (greater than $210), you will not be in compliance with the 30% requirement. However your rights under the rider are unaffected even though you are not in compliance. In addition you will be brought into compliance through "automatic rebalancing" as explained in the rest of this section.

   Your Policy identifies the initial list of restricted investment options. We reserve the right under the Policy to add or remove restricted investment options, in the following manner:

    . If we add an investment option to the Policy, it is possible that it will be a restricted investment option; and

    . We may decide (or in some cases, we may be required) to remove a restricted investment option from the Policy.

   If you purchased this rider, you are required to use our automatic rebalancing program. This program assures that you adhere to the 30% requirement for restricted investment options. Under automatic rebalancing, your accumulation value is automatically reallocated to the investment options in percentages to correspond to your then current premium allocation designation. See "Automatic rebalancing" on page 31. Currently we require that you maintain automatic rebalancing on an annual basis. We reserve the right, however, to require that you rebalance more often than annually.

   You may choose to rebalance more frequently than annually. You may give us new automatic rebalancing instructions at any time.

   The restricted investment options currently are:

    .  AIM V.I. International Growth Fund

    .  Credit Suisse Trust Small Cap Growth Portfolio

    .  Franklin Templeton VIP Franklin Small Cap Value Securities Fund

    .  Franklin Templeton VIP Templeton Foreign Securities Fund

    .  Janus Aspen International Growth Portfolio

    .  JPMorgan Small Company Portfolio

    .  MFS(R) VIT New Discovery Series

    .  Oppenheimer Global Securities Fund/VA

    .  PIMCO VIT CommodityRealReturn Strategy Portfolio

    .  Putnam VT International Growth and Income Fund

    .  VALIC Company I International Equities Fund

    .  VALIC Company I Small Cap Index Fund

   Monthly guarantee period benefit - As indicated above in "Requirements to purchase the Rider," if you purchase this rider we will not issue either of the guarantee period benefit riders. This rider, however, provides a monthly guarantee period benefit based on your payment of monthly guarantee premiums. The monthly guarantee premium for the initial specified amount and any benefit riders in force on the date of issue is shown on page 3 of your Policy. If you have purchased this rider, the "monthly guarantee premium" in your Policy refers to the monthly guarantee period benefit under this rider. There is no additional charge for this rider's monthly guarantee period benefit. The more supplemental coverage you select, however, the higher are the monthly guarantee premiums. The guarantee period begins on the date of issue and ends on:

    .  the Policy anniversary nearest the insured person's attained age 65; or

    .  the 10th Policy anniversary, if later.

   Policy months are measured from the date of issue. On the first day of each Policy month that you are covered by this rider we determine if the monthly guarantee premium requirement has been met, as follows:

    . if the sum of all premiums paid to date, minus withdrawals and minus any outstanding Policy loan amount, equals or exceeds

    . the sum of all monthly guarantee premiums, beginning with the date of issue and including the monthly guarantee premium for the then-current month, then

    .  you have met the monthly guarantee premium requirement.

   The Policy will not terminate (i.e., lapse) during the guarantee period if, on the first day of each Policy month during that period you have met the monthly guarantee premium requirement. See "Policy Lapse and Reinstatement" on page 62.

   If you do not meet the monthly guarantee premium requirement, we will notify you in writing within 30 days. The guarantee period benefit will remain in force during the 61-day period that follows the failure to meet the monthly guarantee premium requirement. The notice will advise you of the amount of premium you must pay to keep the guarantee period benefit from terminating. If you do not pay the amount required to keep the benefit in force by the end of the 61-day period, the guarantee period benefit will terminate and cannot be reactivated.

   If the monthly guarantee period benefit terminates and the cash surrender value is insufficient, the Policy will then lapse unless you pay an amount of premium sufficient to keep the Policy from lapsing. However, the monthly guarantee period benefit will not be reactivated even if you pay enough premium to keep your Policy from lapsing.

   Whenever you increase or decrease your specified amount, change the percentage of base and supplemental coverages, change death benefit Options, add or delete another benefit rider, increase or decrease another benefit rider, or change premium class, we calculate a new monthly guarantee premium. Except as described in "Termination," below, these changes will not affect the terms or the duration of the monthly guarantee period benefit or the rider. The amount you must pay to keep the guarantee period benefit in force will increase or decrease. We can calculate your new monthly guarantee premium as the result of a Policy change, before you make the change. Please contact either your agent or the Administrative Center, shown under "Contact Information" on page 5 for this purpose.

    . For increases in the specified amount, the new monthly guarantee premium is calculated based on the insured person's attained age on the effective date of the increase, and the amount of the increase.

    . For decreases in the specified amount, the new monthly guarantee premium is adjusted on a pro-rata basis. For instance, if the specified amount is reduced by one-half the monthly guarantee premium is reduced by one-half.

    . For the addition or deletion of any other benefit rider, the monthly guarantee premium will be increased or decreased by the amount of the charge for the rider.

    . For a change in premium class, the new monthly guarantee premium is calculated based on the insured person's attained age and the new premium class.

   Reinstatement - If the Policy lapses, this rider may be reinstated with the Policy if benefits are not being paid under this rider at the time of lapse, subject to:

    .  evidence of insurability; and

    .  payment of the necessary premium to reinstate the Policy.

   Termination - This rider will terminate if:

    .  the Policy terminates or matures;

    . withdrawals have been taken during the eligibility period and the Guaranteed Benefit Balance has been reduced to zero;

    .  automatic rebalancing has been discontinued;

    . automatic rebalancing percentages are changed allowing for more than 30% of the Policy's total accumulation value less Policy loans to be invested in restricted investment options;

    . the insured person reaches attained age 70 and no withdrawals were taken during the eligibility period;

    .  any of the following occurs after the eligibility period begins:

       .  the Policy's specified amount is increased; or

       .  the Policy's death benefit Option is changed; or

       . any other rider is added or is terminated prior to its scheduled termination date; or

       .  the Policy's premium class is changed (including a change in rating);
          or

       . the Policy's specified amount is decreased for any reason other than due to a partial surrender. This includes changing the death benefit Option from Option 1 to Option 2.)

Tax Consequences of Additional Rider Benefits.

   Adding or deleting riders, or increasing or decreasing coverage under existing riders can have tax consequences. See "Tax Effects" starting on page 62. You should consult a qualified tax adviser.

                              POLICY TRANSACTIONS

   The following transactions may have different effects on the accumulation value, death benefit, specified amount or cost of insurance. You should consider the net effects before requesting a Policy transaction. See "Policy Features" on page 51. Certain transactions also entail charges. For information regarding other charges, see "Charges Under the Policy" on page 57.

E-Delivery, E-Service, Telephone Transactions and Written Transactions

   See page 20 for information regarding E-Delivery, E-Service, telephone transactions and written transactions.

Withdrawing Policy Investments

   Full surrender. You may at any time surrender your Policy in full. If you do, we will pay you the accumulation value, less any Policy loans, plus any unearned loan interest, and less any surrender charge that then applies. We call this amount your "cash surrender value." Because of the surrender charge, it is unlikely that a Platinum Investor VIP Policy will have any cash surrender value during at least the first year.

   Partial surrender. You may, at any time after the first Policy year, make a partial surrender of your Policy's cash surrender value. A partial surrender must be at least $500. We will automatically reduce your Policy's accumulation value by the amount of your withdrawal and any related charges. We do not allow partial surrenders that would reduce the death benefit below $50,000.

   If the Option 1 or Option 3 death benefit is then in effect, we also will reduce your Policy's specified amount by the amount of such withdrawal and charges, but not below $0. We will take any such reduction in specified amount in accordance with the description found under "Changing the Specified Amount of Insurance" on page 33. We also deduct any remaining surrender charge that is associated with any portion of your Policy's base coverage.

   You may choose the investment option or options from which money that you withdraw will be taken. Otherwise, we will allocate the partial surrender in the same proportions as then apply for deducting monthly charges under your Policy or, if that is not possible, in proportion to the amount of accumulation value you then have in each investment option.

   There is a maximum partial surrender processing fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge currently is $10.

   Exchange of Policy in certain states. Certain states require that a Policy owner be given the right to exchange the Policy for a fixed benefit life insurance policy, within either 18 or 24 months from the date of issue. This right is subject to various conditions imposed by the states and us. In such states, this right has been more fully described in your Policy or related endorsements to comply with the applicable state requirements.

   Policy loans. You may at any time borrow from us an amount up to your Policy's cash surrender value less the interest that will be payable on your loan to your next Policy anniversary. The minimum amount you can borrow is $500 or, if less, your Policy's cash surrender value less the loan interest payable to your next Policy anniversary. These rules are not applicable in all states.

   We remove from your investment options an amount equal to your loan and hold that part of your accumulation value in the Fixed Account as collateral for the loan. We will credit your Policy with interest on this collateral amount at a guaranteed annual effective rate of 4.0% (rather than any amount you could otherwise earn in one of our investment options), and we will charge you interest on your loan at an annual effective rate of 4.75%. Loan interest is payable annually, on the Policy anniversary, in advance, at a rate of 4.54%. Any amount not paid by its due date will automatically be added to the loan balance as an additional loan. Interest you pay on Policy loans will not, in most cases, be deductible on your tax returns.

   You may choose which of your investment options the loan will be taken from. If you do not so specify, we will allocate the loan in the same way that charges under your Policy are being allocated. If this is not possible, we will make the loan pro-rata from each investment option that you then are using.

   You may repay all or part (but not less than $100 unless it is the final payment) of your loan at any time before the death of the insured person while the Policy is in force. You must designate any loan repayment as such. Otherwise, we will treat it as a premium payment instead. Any loan repayments go first to repay all loans that were taken from the Fixed Account. We will invest any additional loan repayments you make in the investment options you request. In the absence of such a request we will invest the repayment in the same proportion as you then have selected for premium payments that we receive from you. Any unpaid loan (increased by any unearned loan interest we may have already charged) will be deducted from the proceeds we pay following the insured person's death.

   Preferred loan interest rate. We will charge a lower interest rate on loans available after the first 10 Policy years. We call these "preferred loans." The maximum amount eligible for preferred loans for any year is:

    . 10% of your Policy's accumulation value (which includes any loan collateral we are holding for your Policy loans) at the Policy anniversary; or

    . if less, your Policy's maximum remaining loan value at that Policy anniversary.

   We will always credit your preferred loan collateral amount at a guaranteed annual effective rate of 4.0%. We intend to set the rate of interest you are paying to the same 4.0% rate we credit to your preferred loan collateral amount, resulting in a zero net cost (0.00%) of borrowing for that amount. We have full discretion to vary the rate we charge you, provided that the rate:

    . will always be greater than or equal to the guaranteed preferred loan collateral rate of 4.0%, and

    .  will never exceed an annual effective rate of 4.25%.

   Maturity of your Policy. If the insured person is living on the "Maturity Date" shown on page 3 of your Policy, we will pay you the cash surrender value of the Policy, and the Policy will end. The maturity date can be no later than the Policy anniversary nearest the insured person's 100th birthday, unless you have elected the Maturity Extension Rider. See "Maturity Extension Rider," on page 39.

   Tax considerations. Please refer to "Federal Tax Considerations" on page 62 for information about the possible tax consequences to you when you receive any loan, surrender or other funds from your Policy. A Policy loan may cause the Policy to lapse which may result in adverse tax consequences.

                                POLICY PAYMENTS

Payment Options

   The beneficiary will receive the full death benefit proceeds from the Policy as a single sum, unless the beneficiary elects another method of payment within 60 days after we receive notification of the insured person's death. Likewise, the Policy owner will receive the full proceeds that become payable upon full surrender or the maturity date, unless the Policy owner elects another method of payment within 60 days after we receive notification of full surrender or the maturity date.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options. If the payee dies before all guaranteed payments are paid, the payee's heirs or estate will be paid the remaining payments.

   The payee can elect that all or part of such proceeds be applied to one or more of the following payment options:

    .  Option 1--Equal monthly payments for a specified period of time.

    . Option 2--Equal monthly payments of a selected amount of at least $60 per year for each $1,000 of proceeds until all amounts are paid out.

    . Option 3--Equal monthly payments for the payee's life, but with payments guaranteed for a specified number of years. These payments are based on annuity rates that are set forth in the Policy or, at the payee's request, the annuity rates that we then are using.

    . Option 4--Proceeds left to accumulate at an interest rate of 2% compounded annually for any period up to 30 years. At the payee's request we will make payments to the payee monthly, quarterly, semiannually, or annually. The payee can also request a partial withdrawal of any amount of $500 or more. There is no charge for partial withdrawals.

   Additional payment options may also be available with our consent. We have the right to reject any payment option if the payee is a corporation or other entity. You can read more about each of these options in the Policy and in the separate form of payment contract that we issue when any such option takes effect.

   Interest rates that we credit under each option will be at least 2%.

   Change of payment option. The owner may give us written instructions to change any payment option previously elected at any time while the Policy is in force and before the start date of the payment option.

   Tax impact. If a payment option is chosen, you or your beneficiary may have adverse tax consequences. You should consult with a qualified tax adviser before deciding whether to elect one or more payment options.

The Beneficiary

   You name your beneficiary when you apply for a Policy. The beneficiary is entitled to the insurance benefits of the Policy. You may change the beneficiary during the lifetime of the insured person unless your previous designation of beneficiary provides otherwise. In this case the previous beneficiary must give us permission to change the beneficiary and then we will accept your instructions. We also require the consent of any irrevocably named beneficiary. A new beneficiary designation is effective as of the date you sign it, but will not affect any payments we may make before we receive it. If no beneficiary is living when the insured person dies, we will pay the insurance proceeds to the owner or the owner's estate.

Assignment of a Policy

   You may assign (transfer) your rights in a Policy to someone else as collateral for a loan or for some other reason. We will not be bound by an assignment unless it is received in writing. You must provide us with two copies of the assignment. We are not responsible for any payment we make or any action we take before we receive a complete notice of the assignment in good order. We are also not responsible for the validity of the assignment. An absolute assignment is a change of ownership. Because there may be unfavorable tax consequences, including recognition of taxable income and the loss of income tax-free treatment for any death benefit payable to the beneficiary, you should consult a qualified tax adviser before making an assignment.

Payment of Proceeds

   General. We will pay any death benefit, maturity benefit, cash surrender value or loan proceeds within seven days after we receive the last required form or request (and any other documents that may be required for payment of a death benefit). If we do not have information about the desired manner of payment within 60 days after the date we receive notification of the insured person's death, we will pay the proceeds as a single sum, normally within seven days thereafter.

   Delay of Fixed Account proceeds. We have the right, however, to defer payment or transfers of amounts out of the Fixed Account for up to six months. If we delay more than 30 days in paying you such amounts, we will pay interest of at least 3% a year from the date we receive all items we require to make the payment.

   Delay for check clearance. We reserve the right to defer payment of that portion of your accumulation value that is attributable to a payment made by check for a reasonable period of time (not to exceed 15 days) to allow the check to clear the banking system.

   Delay of Separate Account VL-R proceeds. We reserve the right to defer computation of values and payment of any death benefit, loan or other distribution that comes from that portion of your accumulation value that is allocated to Separate Account VL-R, if:

    .  the NYSE is closed other than weekend and holiday closings;

    .  trading on the NYSE is restricted;

    . an emergency exists as determined by the SEC or other appropriate regulatory authority, such that disposal of securities or determination of the accumulation value is not reasonably practicable; or

    .  the SEC by order so permits for the protection of Policy owners.

   Transfers and allocations of accumulation value among the investment options may also be postponed under these circumstances. If we need to defer calculation of Separate Account VL-R values for any of the foregoing reasons, all delayed transactions will be processed at the next values that we do compute.

   Delay to challenge coverage. We may challenge the validity of your insurance Policy based on any material misstatements in your application or any application for a change in coverage. However,

    . We cannot challenge the Policy after it has been in effect, during the insured person's lifetime, for two years from the date the Policy was issued or restored after termination. (Some states may require that we measure this time in another way. Some states may also require that we calculate the amount we are required to pay in another way.)

    . We cannot challenge any Policy change that requires evidence of insurability (such as an increase in specified amount) after the change has been in effect for two years during the insured person's lifetime.

    . We cannot challenge an additional benefit rider that provides benefits if the insured person becomes totally disabled, after two years from the later of the Policy's date of issue or the date the additional benefit rider becomes effective.

   Delay required under applicable law. We may be required under applicable law to block a request for transfer or payment, including a Policy loan request, under a Policy until we receive instructions from the appropriate regulator.

                        ADDITIONAL RIGHTS THAT WE HAVE

   We have the right at any time to:

    . transfer the entire balance in an investment option in accordance with any transfer request you make that would reduce your accumulation value for that option to below $500;

    . transfer the entire balance in proportion to any other investment options you then are using, if the accumulation value in an investment option is below $500 for any other reason;

    . end the automatic rebalancing feature if your accumulation value falls below $5,000;

    . replace the underlying Fund that any investment option uses with another Fund, subject to SEC and other required regulatory approvals;

    . add, delete or limit investment options, combine two or more investment options, or withdraw assets relating to the Policies from one investment option and put them into another, subject to SEC and other required regulatory approvals;

    . operate Separate Account VL-R under the direction of a committee or discharge such a committee at any time;

    . operate Separate Account VL-R, or one or more investment options, in any other form the law allows, including a form that allows us to make direct investments. Separate Account VL-R may be charged an advisory fee if its investments are made directly rather than through another investment company. In that case, we may make any legal investments we wish; or

    . make other changes in the Policy that in our judgment are necessary or appropriate to ensure that the Policy continues to qualify for tax treatment as life insurance, or that do not reduce any cash surrender value, death benefit, accumulation value, or other accrued rights or benefits.

   We also have the right to make some variations in the terms and conditions of a Policy. Any variations will be made only in accordance with uniform rules that we establish. Here are the potential variations:

   Underwriting and premium classes. We currently have nine premium classes we use to decide how much the monthly insurance charges under any particular Policy will be:

    . Four Non-Tobacco classes: preferred plus, preferred, standard and special;

    .  Three Tobacco classes: preferred, standard and special; and

    .  Two Juvenile classes: juvenile and special juvenile.

   Various factors such as the insured person's age, health history, occupation and history of tobacco use, are used in considering the appropriate premium class for the insured. "Tobacco use" refers to not only smoking, but also the use of other products that contain nicotine. Tobacco use includes the use of nicotine patches and nicotine gum. Premium classes are described in your Policy.

   Policies purchased through "internal rollovers". We maintain published rules that describe the procedures necessary to replace life insurance policies we have issued. Not all types of other insurance are eligible to be replaced with a Policy. Our published rules may be changed from time to time, but are evenly applied to all our customers.

   State law requirements. AGL is subject to the insurance laws and regulations in every jurisdiction in which the Policies are sold. As a result, various time periods and other terms and conditions described in this prospectus may vary depending on where you reside. These variations will be reflected in your Policy and related endorsements.

   Variations in expenses or risks. AGL may vary the charges and other terms within the limits of the Policy where special circumstances result in sales, administrative or other expenses, mortality risks or other risks that are different from those normally associated with the Policy.

   You will be notified as required by law if there are any material changes in the underlying investments of an investment option that you are using. We intend to comply with all applicable laws in making any changes and, if necessary, we will seek Policy owner approval and SEC and other regulatory approvals.

                           CHARGES UNDER THE POLICY

   Statutory premium tax charge. Unless your Policy was issued in Oregon, we deduct from each premium a charge for the tax that is then applicable to us in your state or other jurisdiction. These taxes, if any, currently range in the United States from 0.5% to 3.5%. Please let us know if you move to another jurisdiction, so we can adjust this charge if required. You are not permitted to deduct the amount of these taxes on your income tax return. We use this charge to offset our obligation to pay premium tax on the Policies.

   Tax charge back. If you are a resident of Oregon at the time you purchase a Policy, there is no premium tax charge. Instead, we will deduct from each premium a tax charge back that is permissible under Oregon law. If you later move from Oregon to a state that has a premium tax, we will not charge you a premium tax. We deduct the tax charge back from each premium you pay, regardless of the state in which you reside at the time you pay the premium. The current tax charge back is 2% of each premium. We may change the tax charge back amount but any change will only apply to new Policies we issue. We use the charge partly to offset our obligation to pay premium taxes on the same Policy if you move to another state. We also use the charge to pay for the cost of additional administrative services we provide under these Policies.

   Premium expense charge. After we deduct premium tax (or a tax charge back if we issued your Policy in Oregon) from each premium payment, we currently deduct 5.0% from the remaining amount. We may increase this charge for all years, but it will never exceed 7.5% of all premium payments. AGL receives this charge to cover sales expenses, including commissions.

   Daily charge (mortality and expense risk fee). We will deduct a daily charge at an annual effective rate of 0.70% (7/10 of 1%) of your accumulation value that is then being invested in any of the variable investment options. After a Policy has been in effect for 10 years, however, we will reduce this rate to an annual effective rate of 0.35%, and after 20 years, to an annual effective rate of 0.00%. We guarantee these rate reductions through the Policy's first 20 years. We reserve the right after 20 years to assess up to an annual effective rate of 0.15%. Since the Policies were first offered only in the year 2006, the reduction has not yet taken effect under any outstanding Policies. Policies issued in Maryland refer to this charge as an "account value charge." AGL receives this charge to pay for our mortality and expense risks.

   Flat monthly charge. We will deduct $6 from your accumulation value each month. We may lower this charge but it is guaranteed to never exceed $6. The flat monthly charge is the "Monthly Administration Fee" shown on page 3A of your Policy. AGL receives this charge to pay for the cost of administrative services we provide under the Policies, such as regulatory mailings and responding to Policy owners' requests.

   Monthly charge per $1,000 of base coverage. The Policies have a monthly expense per $1,000 of specified amount which will be deducted during the first five Policy years and during the first five years following any increase in specified amount. This charge varies according to the age, gender and premium class of the insured person, as well as the amount of coverage. The dollar amount of this charge changes with each increase in your Policy's specified amount. (We describe your specified amount under "Your specified amount of insurance" on page 25.) This charge can range from a maximum of $1.61 for each $1000 of specified amount to a minimum of $0.05 for each $1000 of specified amount. The representative charge (referred to as "Example" in the Tables of Charges on page 11) is $0.18 for each $1000 of specified amount. The initial amount of this charge is shown on page 3A of your Policy and is called "Monthly Expense Charge for the First Five Years." AGL receives this charge to pay for underwriting costs and other costs of issuing the Policies, and also to help pay for the administrative services we provide under the Policies.

   Monthly insurance charge. Every month we will deduct from your accumulation value a charge based on the cost of insurance rates applicable to your Policy on the date of the deduction and our "net amount at risk" on that date. Our net amount at risk is the difference between (a) the death benefit that would be payable before reduction by policy loans if the insured person died on that date and (b) the then total accumulation value under the Policy. For otherwise identical Policies:

    .  greater amounts at risk result in a higher monthly insurance charge; and

    . higher cost of insurance rates also result in a higher monthly insurance charge.

   Keep in mind that investment performance of the investment options in which you have accumulation value will affect the total amount of your accumulation value. Therefore your monthly insurance charge can be greater or less, depending on investment performance.

   Our cost of insurance rates are guaranteed not to exceed those that will be specified in your Policy. Our current rates are lower than the guaranteed maximum rates for insured persons in most age, gender and premium classes, although we have the right at any time to raise these rates to not more than the guaranteed maximum.

   In general the longer you own your Policy, the higher the cost of insurance rate will be as the insured person grows older. Also our cost of insurance rates will generally be lower if the insured person is a female than if a male. Similarly, our current cost of insurance rates are generally lower for non-tobacco users (insured persons who do not use tobacco or other products that contain nicotine) than tobacco users, and for persons considered to be in excellent health. On the other hand, insured persons who present particular health, occupational or non-work related risks may require higher cost of insurance rates and other additional charges based on the specified amount of insurance coverage under their Policies.

   Finally, our current cost of insurance rates for the same insured person differ depending on the specified amount in force on the day the charge is deducted. We have different rates we apply for specified amounts. The highest rates begin with the minimum specified amount. The rates decline on a graduated schedule as the specified amount increases. Your agent can discuss the schedule with you. Our cost of insurance rates are generally higher under a Policy that has been in force for some period of time than they would be under an otherwise identical Policy purchased more recently on the same insured person.

   AGL receives this charge to fund the death benefits we pay under the Policies.

   Monthly charges for additional benefit riders. We will deduct charges monthly from your accumulation value, if you select additional benefit riders. The charge for the guaranteed minimum withdrawal benefit rider, however, will be assessed daily. In addition, the interest charge for the terminal illness rider benefit is assessed each Policy anniversary. The charges for any rider you select will vary by Policy within a range based on either the personal characteristics of the insured person or the specific coverage you choose under the rider. The riders we currently offer are accidental death benefit rider, children's insurance benefit rider, two versions of maturity extension rider, spouse term rider, terminal illness rider, waiver of monthly deduction rider, overloan protection rider, two versions of guarantee period benefit rider and guaranteed minimum withdrawal benefit rider. The riders are described beginning on page 38, under "Additional Benefit Riders." The specific charges for any riders you choose are shown on page 3 of your Policy. AGL receives these charges to pay for the benefits under the riders and to help offset the risks we assume.

   Surrender charge. The Policies have a surrender charge that applies for a maximum of the first 10 Policy years (and for a maximum of the first 10 Policy years after any increase in the Policy's base coverage). We will apply the surrender charge only to the base coverage portion of the specified amount.

   The amount of the surrender charge depends on the age and other insurance characteristics of the insured person. Your Policy's surrender charge will be found in the table beginning on page 59 of the Policy. As shown in the Tables of Charges beginning on page 11 the maximum surrender charge is $49 per $1,000 of the base coverage portion of the specified amount (or any increase in the base coverage portion of the specified amount). The minimum surrender charge is $3 per $1,000 of the base coverage (or any increase in the base coverage). The representative surrender charge (referred to as "Example" in the Tables of Charges) is $16 per $1,000 of base coverage (or any increase in the base coverage).

   The surrender charge decreases on an annual basis until, in the eleventh year, it is zero. These decreases are also based on the age and other insurance characteristics of the insured person.

   The following chart illustrates how the surrender charge declines over the first 10 Policy years. The chart is for a 38 year old male, who is the same person to whom we refer in the Tables of Charges beginning on page 11 under "Example Charge." Surrender charges may differ for other insured persons because the amount of the annual reduction in the surrender charge may differ.

                    Surrender Charge for a 38 Year Old Male

Policy Year                          1   2   3   4   5   6  7   8   9   10  11
-----------                         --- --- --- --- --- --- --  --  --  --  --
Surrender Charge Per $1,000 of
  Base Coverage.................... $16 $16 $16 $14 $12 $10 $8  $6  $4  $2  $0

   We will deduct the entire amount of any then applicable surrender charge from the accumulation value at the time of a full surrender. Upon a requested decrease in a Policy's base coverage portion of the specified amount, we will deduct any remaining amount of the surrender charge that was associated with the base coverage that is canceled. This includes any decrease that results from any requested partial surrender. See "Partial surrender" on page 51 and "Change of death benefit option" on page 34.

   For those Policies that lapse in the first 10 Policy years, AGL receives surrender charges to help recover sales expenses, which are higher for base coverage than for supplemental coverage. Higher amounts of base coverage result in higher charges, including higher surrender charges. The older and the greater health risk the insured person is when the Policy is issued, the more premium we need to pay for all Policy charges. As a result, we use the insured person's age, sex and premium class to help determine the appropriate rate of surrender charge per $1,000 of base coverage to help us offset these higher sales charges.

   Partial surrender processing fee. We will charge a maximum fee equal to the lesser of 2% of the amount withdrawn or $25 for each partial surrender you make. This charge is currently $10. AGL receives this charge to help pay for the expense of making a partial surrender.

   Transfer fee. We will charge a $25 transfer fee for each transfer between investment options that exceeds 12 each Policy Year. This charge will be deducted from the investment options in the same ratio as the requested transfer. AGL receives this charge to help pay for the expense of making the requested transfer.

   Illustrations. If you request illustrations more than once in any Policy year, we may charge a maximum fee of $25 for the illustration. AGL receives this charge to help pay for the expenses of providing additional illustrations.

   Policy loans. We will charge you interest on any loan at an annual effective rate of 4.75%. The loan interest charged on a preferred loan (available after the first 10 Policy years) will never exceed an annual effective rate of 4.25%. AGL receives these charges to help pay for the expenses of administering and providing for Policy loans. See "Policy loans" beginning on page 7.

   Charge for taxes. We can adjust charges in the future on account of taxes we incur or reserves we set aside for taxes in connection with the Policies. This would reduce the investment experience of your accumulation value. In no event will any adjusted charge exceed the maximum guaranteed charge shown in the Tables of Charges on pages 11--18. All maximum guaranteed charges also appear in your Policy.

   For a further discussion regarding these charges we will deduct from your investment in a Policy, see "More About Policy Charges" on page 61.

   Allocation of charges. You may choose the investment options from which we deduct all monthly charges and any applicable surrender charges. If you do not have enough accumulation value in those investment options, we will deduct these charges in the same ratio the charges bear to the unloaned accumulation value you then have in each investment option.

More About Policy Charges

   Purpose of our charges. The charges under the Policy are designed to cover, in total, our direct and indirect costs of selling, administering and providing benefits under the Policy. They are also designed, in total, to compensate us for the risks we assume and services that we provide under the Policy. These include:

    . mortality risks (such as the risk that insured persons will, on average, die before we expect, thereby increasing the amount of claims we must pay);

    . sales risks (such as the risk that the number of Policies we sell and the premiums we receive net of withdrawals, are less than we expect, thereby depriving us of expected economies of scale);

    . regulatory risks (such as the risk that tax or other regulations may be changed in ways adverse to issuers of variable universal life insurance policies); and

    . expense risks (such as the risk that the costs of administrative services that the Policy requires us to provide will exceed what we currently project).

   The current monthly insurance charge has been designed primarily to provide funds out of which we can make payments of death benefits under the Policy as the insured person dies.

   General. If the charges that we collect from the Policies exceed our total costs in connection with the Policies, we will earn a profit. Otherwise we will incur a loss. We reserve the right to increase the charges to the maximum amounts on Policies issued in the future.

   Although the paragraphs above describe the primary purposes for which charges under the Policies have been designed, these purposes are subject to considerable change over the life of a Policy. We can retain or use the revenues from any charge for any purpose.

                              ACCUMULATION VALUE

   Your accumulation value. From each premium payment you make, we deduct the charges that we describe on page 57 under "Statutory premium tax charge" (or "Tax charge back" if you are a resident of Oregon when you purchase your Policy) and "Premium expense charge." We invest the rest in one or more of the investment options listed in the chart on page 61 of this prospectus. We call the amount that is at any time invested under your Policy (including any loan collateral we are holding for your Policy loans) your "accumulation value."

   Your investment options. We invest the accumulation value that you have allocated to any variable investment option in shares of a corresponding Fund. Over time, your accumulation value in any such investment option will increase or decrease in accordance with the investment experience of the Fund. Your accumulation value will also be reduced by Fund charges and certain other charges that we deduct from your Policy. We describe these charges beginning on page 57 under "Charges Under the Policy."

   You can review other important information about the Funds that you can choose in the separate prospectuses for those Funds. You can request additional free copies of these prospectuses from your AGL representative or from the Administrative Center. See "Contact Information" on page 5.

   We invest any accumulation value you have allocated to the Fixed Account as part of our general assets. We credit interest on that accumulation value at a rate which we declare from time to time. We guarantee that the interest will be credited at an annual effective rate of at least 3%. Although this interest increases the amount of any accumulation value that you have in the Fixed Account, such accumulation value will also be reduced by any charges that are allocated to this option under the procedures described under "Allocation of charges" on page 60. The "daily charge" described on page 48 and the fees and expenses of the Funds discussed on page 18 do not apply to the Fixed Account.

   Policies are "non-participating." You will not be entitled to any dividends from AGL.

                        POLICY LAPSE AND REINSTATEMENT

   While either of the guarantee period benefit riders (discussed on page 42 under "Monthly Guarantee Premium Rider for First 20 Years" and on page 30 under "Monthly Guarantee Premium Rider to Age 100") or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider (discussed on page 45 under "Guaranteed Minimum Withdrawal Benefit Rider") is in force, your Policy will not enter a grace period or terminate. You must, however, pay the monthly guarantee premiums or the age 100 monthly guarantee premiums, depending on which rider you have in force. You cannot reinstate the monthly guarantee premium rider for first 20 years, the monthly guarantee premium rider to age 100 or the guarantee period benefit of the guaranteed minimum withdrawal benefit rider once coverage expires or terminates for any reason. After these riders expire or terminate, if your Policy's cash surrender value (the Policy's accumulation value less Policy loans and loan interest during the first five Policy years) falls to an amount insufficient to cover the monthly charges, we will notify you by letter that you have 61 days from the due date of the premium to pay the necessary charges to avoid lapse of the Policy. You are not required to repay any outstanding Policy loan in order to reinstate your Policy. If the insured person dies during the grace period we will pay the death benefit reduced by the charges that are owed at the time of death. The grace period begins with the first day of the Policy month for which all charges could not be paid. If we do not receive your payment by the end of the grace period, your Policy and all riders will end without value and all coverage under your Policy will cease. Although you can apply to have your Policy "reinstated," you must do this within five years (or, if earlier, before the Policy's maturity date), and you must present evidence that the insured person still meets our requirements for issuing coverage. You will find additional information in the Policy about the values and terms of the Policy after it is reinstated.

                          FEDERAL TAX CONSIDERATIONS

   Generally, the death benefit paid under a Policy is not subject to income tax, and earnings on your accumulation value are not subject to income tax as long as we do not pay them out to you. If we do pay any amount of your Policy's accumulation value upon surrender, partial surrender, or maturity of your Policy, all or part of that distribution may be treated as a return of the premiums you paid, which is not subject to income tax.

   Amounts you receive as Policy loans are not taxable to you, unless you have paid such a large amount of premiums that your Policy becomes what the tax law calls a "modified endowment contract." In that case, the loan will be taxed as if it were a partial surrender. Furthermore, loans, partial surrenders and other distributions from a modified endowment contract may require you to pay additional taxes and penalties that otherwise would not apply. If your Policy lapses, you may have to pay income tax on a portion of any outstanding loan.

Tax Effects

   This discussion is based on current federal income tax law and interpretations. It assumes that the policy owner is a natural person who is a U.S. citizen and resident. The consequences for corporate taxpayers, non-U.S. residents or non-U.S. citizens, may be different. The following discussion of federal income tax treatment is general in nature and is not intended as tax advice. You should consult with a competent tax adviser to determine the specific federal tax treatment of your Policy based on your individual factual situation.

   General. The Policy will be treated as "life insurance" for federal income tax purposes (a) if it meets the definition of life insurance under
Section 7702 of the Code and (b) for as long as the investments made by the underlying Funds satisfy certain investment diversification requirements under
Section 817(h) of the Code. We believe that the Policy will meet these requirements at issue and that:

    . the death benefit received by the beneficiary under your Policy will generally not be subject to federal income tax; and

    . increases in your Policy's accumulation value as a result of interest or investment experience will not be subject to federal income tax unless and until there is a distribution from your Policy, such as a surrender or a partial surrender.

   The federal income tax consequences of a distribution from your Policy can be affected by whether your Policy is determined to be a "modified endowment contract," explained in the following discussion. In all cases, however, the character of all income that is described as taxable to the payee will be ordinary income (as opposed to capital gain).

   Testing for modified endowment contract status. The Code provides for a "seven-pay test." This test determines if your Policy will be a "modified endowment contract."

   If, at any time during the first seven Policy years:

    .  you have paid a cumulative amount of premiums;

    . the cumulative amount exceeds the premiums you would have paid by the same time under a similar fixed-benefit life insurance policy; and

    . the fixed benefit policy was designed (based on certain assumptions mandated under the Code) to provide for paid-up future benefits ("paid-up" means no future premium payments are required) after the payment of seven level annual premiums;

   then your Policy will be a modified endowment contract.

   Whenever there is a "material change" under a policy, the policy will generally be (a) treated as a new contract for purposes of determining whether the policy is a modified endowment contract and (b) subjected to a new seven-pay period and a new seven-pay limit. The new seven-pay limit would be determined taking into account, under a prescribed formula, the accumulation value of the policy at the time of such change. A materially changed policy would be considered a modified endowment contract if it failed to satisfy the new seven-pay limit at any time during the new seven-pay period. A "material change" for these purposes could occur as a result of a change in death benefit option. A material change will occur as a result of an increase in your Policy's specified amount, and certain other changes.

   If your Policy's benefits are reduced during the first seven Policy years (or within seven years after a material change), the calculated seven-pay premium limit will be redetermined based on the reduced level of benefits and applied retroactively for purposes of the seven-pay test. (Such a reduction in benefits could include, for example, a decrease in the specified amount that you request or that results from a partial surrender). If the premiums previously paid are greater than the recalculated seven-payment premium level limit, the Policy will become a modified endowment contract.

   We will monitor your Policy and attempt to notify you on a timely basis to prevent additional premium payments from causing your Policy to become a modified endowment contract.

   A life insurance policy that is received in a tax free I.R.C. Section 1035 exchange for a modified endowment contract will also be considered a modified endowment contract.

   Other effects of Policy changes. Changes made to your Policy (for example, a decrease in specified amount that you request or that results from a partial surrender that you request) may also have other effects on your Policy. Such effects may include impacting the maximum amount of premiums that can be paid under your Policy, as well as the maximum amount of accumulation value that may be maintained under your Policy.

   Rider benefits. We believe that premium payments and any benefits or other benefits to be paid under any rider you may purchase under your Policy will not disqualify your Policy as life insurance for tax purposes. However, the tax law related to rider benefits is complex and some uncertainty exists. You should consult a qualified tax adviser regarding any rider you may purchase.

   Taxation of pre-death distributions if your Policy is not a modified endowment contract. As long as your Policy remains in force during the insured person's lifetime and not as a modified endowment contract, a Policy loan will be treated as indebtedness, and no part of the loan proceeds will be subject to current federal income tax. Interest on the Policy loan generally will not be tax deductible.

   After the first 15 Policy years, the proceeds from a partial surrender will not be subject to federal income tax except to the extent such proceeds exceed your "basis" in your Policy. (Your basis generally will equal the premiums you have paid, less the amount of any previous distributions from your Policy that were not taxable.) During the first 15 Policy years, however, the proceeds from a partial surrender could be subject to federal income tax, under a complex formula, to the extent that your accumulation value exceeds your basis in your Policy.

   On the maturity date or upon full surrender, any excess in the amount of proceeds we pay (including amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax. In addition, if a Policy ends after a grace period while there is a Policy loan, the cancellation of such loan and any accrued loan interest will be treated as a distribution and could be subject to federal income tax under the above rules. Finally, if you make an assignment of rights or benefits under your Policy you may be deemed to have received a distribution from your Policy, all or part of which may be taxable.

   Taxation of pre-death distributions if your Policy is a modified endowment contract. If your Policy is a modified endowment contract, any distribution from your Policy while the insured person is still living will be taxed on an "income-first" basis. Distributions:

    . include loans (including any increase in the loan amount to pay interest on an existing loan, or an assignment or pledge to secure a loan) and partial surrenders;

    . will be considered taxable income to you to the extent your accumulation value exceeds your basis in the Policy; and

    . have their taxability determined by aggregating all modified endowment contracts issued by the same insurer (or its affiliates) to the same owner (excluding certain qualified plans) during any calendar year.

   For modified endowment contracts, your basis:

    .  is similar to the basis described above for other policies; and

    . will be increased by the amount of any prior loan under your Policy that was considered taxable income to you.

   A 10% penalty tax also will apply to the taxable portion of most distributions from a policy that is a modified endowment contract. The penalty tax will not, however, apply:

    .  to taxpayers 59 1/2 years of age or older;

    .  in the case of a disability (as defined in the Code); or

    . to distributions received as part of a series of substantially equal periodic annuity payments for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and his or her beneficiary.

   If your Policy ends after a grace period while there is a Policy loan, the cancellation of the loan will be treated as a distribution to the extent not previously treated as such and could be subject to tax, including the 10% penalty tax, as described above. In addition, on the maturity date or upon a full surrender, any excess of the proceeds we pay (including any amounts we use to discharge any Policy loan) over your basis in the Policy, will be subject to federal income tax and, unless one of the above exceptions applies, the 10% penalty tax.

   Distributions that occur during a Policy year in which your Policy becomes a modified endowment contract, and during any subsequent Policy years, will be taxed as described in the two preceding paragraphs. In addition, distributions from a policy within two years before it becomes a modified endowment contract also will be subject to tax in this manner. This means that a distribution made from a policy that is not a modified endowment contract could later become taxable as a distribution from a modified endowment contract.

   Policy lapses and reinstatements. A Policy which has lapsed may have the tax consequences described above, even though you may be able to reinstate that Policy. For tax purposes, some reinstatements may be treated as the purchase of a new insurance contract.

   Diversification and investor control. Under Section 817(h) of the Code, the Treasury Department has issued regulations that implement investment diversification requirements. Our failure to comply with these regulations would disqualify your Policy as a life insurance policy under Section 7702 of the Code. If this were to occur, you would be subject to federal income tax on the income under the Policy for the period of the disqualification and for subsequent periods. Also, if the insured person died during such period of disqualification or subsequent periods, a portion of the death benefit proceeds would be taxable to the beneficiary. Separate Account VL-R, through the Funds, intends to comply with these requirements. Although we do not have direct control over the investments or activities of the Funds, we will enter into agreements with them requiring the Funds to comply with the diversification requirements of the Section 817(h) Treasury Regulations.

   The Treasury Department has stated that it anticipates the issuance of guidelines prescribing the circumstances in which the ability of a policy owner to direct his or her investment to particular Funds within Separate Account VL-R may cause the policy owner, rather than the insurance company, to be treated as the owner of the assets in the account. Due to the lack of specific guidance on investor control, there is some uncertainty about when a policy owner is considered the owner of the assets for tax purposes. If you were considered the owner of the assets of Separate Account VL-R, income and gains from the account would be included in your gross income for federal income tax purposes. Under current law, however, we believe that AGL, and not the owner of a Policy, would be considered the owner of the assets of Separate Account VL-R.

   Estate and generation skipping taxes. If the insured person is the Policy's owner, the death benefit under the Policy will generally be includable in the owner's estate for purposes of federal estate tax. If the owner is not the insured person, under certain conditions, only an amount approximately equal to the cash surrender value of the Policy would be includable. In addition, an unlimited marital deduction may be available for federal estate tax purposes.

   The enactment of the Economic Growth and Tax Relief Reconciliation Act of 2001 (P.L. 107-16) (the "2001 Act") brought significant change to the transfer tax system, the most notable being the repeal of the estate and generation-skipping transfer (GST) taxes in 2010. Prior to repeal, a number of modifications are made to the maximum estate tax rate and the estate and gift tax applicable exclusion amounts. The 2001 Act increases the estate tax applicable exclusion amount to $2.0 million for decedents dying in 2007. In order to comply with the Congressional Budget Act of 1974, the 2001 Act provides that all provisions of, and amendments made by, the 2001 Act will not apply to estates of decedents dying, gifts made, or generation-skipping transfers, after December 31, 2010. Unless Congress acts affirmatively in the interim, the Code will thereafter be applied and administered as if these provisions had not been enacted.

   As a general rule, if a "transfer" is made to a person two or more generations younger than the Policy's owner, a generation skipping tax may be payable at rates similar to the maximum estate tax rate in effect at the time. The generation skipping tax provisions generally apply to "transfers" that would be subject to the gift and estate tax rules. Individuals are generally allowed an aggregate generation skipping tax exemption of $2.0 million in 2007. Because these rules are complex, you should consult with a qualified tax adviser for specific information, especially where benefits are passing to younger generations.

   The particular situation of each Policy owner, insured person or beneficiary will determine how ownership or receipt of Policy proceeds will be treated for purposes of federal estate and generation skipping taxes, as well as state and local estate, inheritance and other taxes.

   Life insurance in split dollar arrangements. The IRS and Treasury issued final regulations on split dollar life insurance arrangements September 11, 2003. The final regulations substantially adopted prior proposed regulations.

   In general, a split dollar insurance arrangement involves two parties agreeing to split the premium and/or benefits of a life insurance policy. These arrangements are often used as a type of employee compensation or for making gifts among family members. The regulations provide two mutually exclusive regimes for taxing split dollar life insurance arrangements: the "economic benefit" regime and the "loan" regime. The economic benefit regime, under which the non-owner of the policy is treated as receiving certain economic benefits from its owner, applies to endorsement arrangements and most non-equity split dollar life insurance arrangements. The loan regime applies to collateral assignment arrangements and other arrangements in which the non-owner could be treated as loaning amounts to the owner. These final regulations apply to any split dollar life insurance arrangement entered into after September 17, 2003. Additionally, these regulations apply to any split dollar life insurance arrangements entered into before September 17, 2003, if the arrangement is materially modified after September 17, 2003.

   In addition, it should be noted that split dollar arrangements characterized as loans for tax purposes may be affected by the Corporate Responsibility Act of 2002 also referred to as the Sarbanes-Oxley Act of 2002 (the "Act"). The Act prohibits loans from companies publicly traded in the United States to their executives and officers. The status of split dollar arrangement under the Act is uncertain, in part because the SEC may view the tax treatment of such arrangements as instructive.

   Purchasers of life insurance policies are strongly advised to consult with a qualified tax adviser to determine the tax treatment resulting from a split dollar arrangement.

   Pension and profit-sharing plans. If a life insurance policy is purchased by a trust or other entity that forms part of a pension or profit-sharing plan qualified under Section 401(a) of the Code for the benefit of participants covered under the plan, the federal income tax treatment of such policies will be somewhat different from that described above.

   The reasonable net premium cost for such amount of insurance that is purchased as part of a pension or profit-sharing plan is required to be included annually in the plan participant's gross income. This cost (generally referred to as the "P.S. 58" cost) is reported to the participant annually. If the plan participant dies while covered by the plan and the policy proceeds are paid to the participant's beneficiary, then the excess of the death benefit over the policy's accumulation value will not be subject to federal income tax. However, the policy's accumulation value will generally be taxable to the extent it exceeds the participant's cost basis in the policy. The participant's cost basis will generally include the costs of insurance previously reported as income to the participant. Special rules may apply if the participant had borrowed from the policy or was an owner-employee under the plan. The rules for determining "P.S. 58" costs are currently provided under Notice 2002-8, 200-1 CB 398.

   There are limits on the amounts of life insurance that may be purchased on behalf of a participant in a pension or profit-sharing plan. Complex rules, in addition to those discussed above, apply whenever life insurance is purchased by a tax qualified plan. You should consult a qualified tax adviser.

   Other employee benefit programs. Complex rules may also apply when a policy is held by an employer or a trust, or acquired by an employee, in connection with the provision of other employee benefits. These policy owners must consider whether the policy was applied for by or issued to a person having an insurable interest under applicable state law and with the insured person's consent. The lack of an insurable interest or consent may, among other things, affect the qualification of the policy as life insurance for federal income tax purposes and the right of the beneficiary to receive a death benefit.

   ERISA. Employers and employer-created trusts may be subject to reporting, disclosure and fiduciary obligations under the Employee Retirement Income Security Act of 1974, as amended. You should consult a qualified legal adviser.

   Our taxes. We report the operations of Separate Account VL-R in our federal income tax return, but we currently pay no income tax on Separate Account VL-R's investment income and capital gains, because these items are, for tax purposes, reflected in our variable universal life insurance policy reserves. We currently make no charge to any Separate Account VL-R division for taxes. We reserve the right to make a charge in the future for taxes incurred; for example, a charge to Separate Account VL-R for income taxes we incur that are allocable to the Policy.

   We may have to pay state, local or other taxes in addition to applicable taxes based on premiums. At present, these taxes are not substantial. If they increase, we may make charges for such taxes when they are attributable to Separate Account VL-R or allocable to the Policy.

   Certain Funds in which your accumulation value is invested may elect to pass through to AGL taxes withheld by foreign taxing jurisdictions on foreign source income. Such an election will result in additional taxable income and income tax to AGL. The amount of additional income tax, however, may be more than offset by credits for the foreign taxes withheld which are also passed through. These credits may provide a benefit to AGL.

   When we withhold income taxes. Generally, unless you provide us with an election to the contrary before we make the distribution, we are required to withhold income tax from any proceeds we distribute as part of a taxable transaction under your Policy. In some cases, where generation skipping taxes may apply, we may also be required to withhold for such taxes unless we are provided satisfactory written notification that no such taxes are due.

   In the case of non-resident aliens who own a Policy, the withholding rules may be different. With respect to distributions from modified endowment contracts, non-resident aliens are generally subject to federal income tax withholding at a statutory rate of the distributed amount. In some cases, the non-resident alien may be subject to lower or even no withholding if the United States has entered into a tax treaty with his or her country of residence.

   Tax changes. The U.S. Congress frequently considers legislation that, if enacted, could change the tax treatment of life insurance policies. In addition, the Treasury Department may amend existing regulations, issue regulations on the qualification of life insurance and modified endowment contracts, or adopt new interpretations of existing law. State and local tax law or, if you are not a U.S. citizen and resident, foreign tax law, may also affect the tax consequences to you, the insured person or your beneficiary, and are subject to change. Any changes in federal, state, local or foreign tax law or interpretation could have a retroactive effect. We suggest you consult a qualified tax adviser.

                               LEGAL PROCEEDINGS

   AGL is a party to various lawsuits and proceedings arising in the ordinary course of business. Many of these lawsuits and proceedings arise in jurisdictions that permit damage awards disproportionate to the actual damages incurred. Based upon information presently available, AGL believes that the total amounts that will ultimately be paid, if any, arising from these lawsuits and proceedings will not have a material adverse effect on AGL's results of operations and financial position.

   The principal underwriter and distributor of the Policies, American General Equity Services Corporation ("AGESC"), offered general securities prior to October 1, 2002. As a consequence, AGESC is engaged in certain legal matters related to its previous line of business. AGESC believes that none of these legal matters are of any materiality. More information about AGESC can be found in the SAI.

   On February 9, 2006, American International Group, Inc. ("AIG"), the parent company and an affiliated person of AGL, and the Separate Account and its principal underwriter, AGESC, announced that it had consented to the settlement of an injunctive action instituted by the Securities and Exchange Commission ("SEC"). In its complaint, the SEC alleged that AIG violated Section 17(a) of the Securities Act of 1933, as amended, Sections 10(b), 13(a), 13(b)(2) and 13(b)(5) of the Securities Exchange Act of 1934, as amended, and Rules 10b-5, 12b-20, 13a-1 and 13b2-1 promulgated thereunder, in connection with AIG's accounting and public reporting practices. The conduct described in the complaint did not involve any conduct of AIG or its subsidiaries related to their investment advisory or distribution activities with respect to the variable product in which you are invested.

   AIG, without admitting or denying the allegations in the complaint (except as to jurisdiction), consented to the entry of an injunction against further violations of the statutes referred to above. Absent exemptive relief granted by the SEC, the entry of such an injunction would prohibit AIG and its affiliated persons from, among other things, serving as an investment adviser of any registered investment management company or principal underwriter for any registered open-end investment company pursuant to Section 9(a) of the Investment Company Act of 1940, as amended ("1940 Act"). Certain affiliated persons of AIG, including AGL, the Separate Account and AGESC, received a temporary order from the SEC pursuant to Section 9(c) of the 1940 Act with respect to the entry of the injunction, granting exemptive relief from the provisions of Section 9(a) of the 1940 Act. The temporary order permits AIG and its affiliated persons, including AIG's investment management subsidiaries, to serve as investment adviser, sub-adviser, principal underwriter or sponsor of variable products. It is expected that a permanent exemptive order will be granted, although there is no assurance the SEC will issue the order.

   Additionally, AIG reached a resolution of claims and matters under investigation with the United States Department of Justice ("DOJ"), the Attorney General of the State of New York ("NYAG") and the New York State Department of Insurance ("DOI"), regarding accounting, financial reporting and insurance brokerage practices of AIG and its subsidiaries, as well as claims relating to the underpayment of certain workers compensation premium taxes and other assessments.

   As a result of the settlements with the SEC, the DOJ, the NYAG and the DOI, AIG has made payments totaling approximately $1.64 billion. In addition, as part of its settlements, AIG has agreed to retain for a period of three years an Independent Consultant who will conduct a review that will include the adequacy of AIG's internal controls over financial reporting and the remediation plan that AIG has implemented as a result of its own internal review.

   Subject to the receipt of permanent relief, AGL, the Separate Account and AGESC believe that the settlements are not likely to have a material adverse effect on their ability to perform services relating to their variable products.

                             FINANCIAL STATEMENTS

   The Financial Statements of AGL and the Separate Account can be found in the SAI. You may obtain a free copy of these Financial Statements if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019, or call us at 1-800-340-2765.

   This index should help you to locate more information about some of the terms and phrases used in this prospectus.

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         Prospectus
------------                                                        -----------
accumulation value.................................................      8
Administrative Center..............................................      5
age 100 monthly guarantee premium..................................     44
automatic rebalancing..............................................     31
base coverage......................................................     28
Basis..............................................................     64
beneficiary........................................................     54
cash surrender value...............................................      7
cash value accumulation test.......................................     27
close of business..................................................     36
Code...............................................................     38
Contact Information................................................      5
cost of insurance rates............................................     58
daily charge.......................................................     48
date of issue......................................................     37
death benefit......................................................      6
dollar cost averaging..............................................     31
Fixed Account......................................................     24
full surrender.....................................................      7
Fund, Funds........................................................      6
grace period.......................................................      9
guarantee period benefit...........................................     30
Guaranteed Benefit Balance.........................................     46
guideline premium test.............................................     27
insured person.....................................................      1
investment options.................................................     61
lapse..............................................................      9
loan (see "Policy loans" in this Index)............................      7
loan interest......................................................     60
maturity date......................................................     53
modified endowment contract........................................     63
monthly deduction day..............................................     37
monthly guarantee premiums.........................................      9
monthly insurance charge...........................................     58
net amount at risk.................................................     14
Option 1, Option 2, Option 3.......................................      6
partial surrender..................................................     51
payment options....................................................     53
planned periodic premiums..........................................     29
Policy loans.......................................................     52
Policy months......................................................     37

                      INDEX OF SPECIAL WORDS AND PHRASES

                                                                        Page to
                                                                    See in this
Defined Term                                                         Prospectus
------------                                                        -----------
Policy year........................................................     37
preferred loan.....................................................     52
premium class......................................................     56
premium payments...................................................     29
reinstate, reinstatement...........................................     62
required minimum death benefit.....................................     26
required minimum death benefit percentage..........................     27
Separate Account VL-R..............................................     19
seven-pay test.....................................................     63
specified amount...................................................     25
supplemental coverage..............................................     28
transfers..........................................................     30
valuation date.....................................................     36
valuation period...................................................     36
variable investment options........................................     21

[LOGO] AIG(R) AMERICAN GENERAL

For additional information about the Platinum Investor(R) VIP Policies and the Separate Account, you may request a copy of the Statement of Additional Information (the "SAI"), dated May 1, 2007. We have filed the SAI with the SEC and have incorporated it by reference into this prospectus. You may obtain a free copy of the SAI and the Policy or Fund prospectuses if you write us at our Administrative Center, which is located at 2727-A Allen Parkway, Houston, Texas 77019 or call us at 1-800-340-2765. You may also obtain the SAI from an insurance representative through which the Policies may be purchased. Additional information about the Platinum Investor VIP Policies, including personalized illustrations of death benefits, cash surrender values, and cash values is available without charge to individuals considering purchasing a Policy, upon request to the same address or phone number printed above. We may charge current Policy owners $25 per illustration if they request more than one personalized illustration in a Policy year.

Information about the Separate Account, including the SAI, can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C. Inquiries on the operations of the Public Reference Room may be made by calling the SEC at 1-202-942-8090. Reports and other information about the Separate Account are available on the SEC's Internet site at http://www.sec.gov and copies of this information may be obtained, upon payment of a duplicating fee, by writing the Public Reference Section of the SEC, 100 F. Street NE, Washington, D.C. 20549.

Policies issued by:

American General Life Insurance Company
A member company of American International Group, Inc.
2727-A Allen Parkway, Houston, TX 77019

Platinum Investor VIP Flexible Premium Variable Universal Life Insurance Policy Form Number 05604

Not available in the state of New York

Distributed by American General Equity Services Corporation
Member NASD
A member company of American International Group, Inc.

Membership in IMSA applies only to American General Life Insurance Company and not to its products.

The underwriting risks, financial obligations and support functions associated with the products issued by American General Life Insurance Company ("AGL") are its responsibility. AGL is responsible for its own financial condition and contractual obligations. AGL does not solicit business in the state of New York. The Policies are not available in all states.

                         -----------------------------
                               For E-Service and
                            E-Delivery, or to view
                           and print Policy or Fund
                             prospectuses visit us
                               at www.aigag.com
                         -----------------------------

                                  [LOGO] IMSA

                             INSURANCE MARKETPLACE
                            STANDARDS ASSOCIATION.

                      Membership in IMSA applies only to
                        American General Life Insurance
                       Company and not to its products.

(C) 2007 American International Group, Inc. All
rights reserved.                                          ICA File No. 811-08561

                    AMERICAN GENERAL LIFE INSURANCE COMPANY
                             SEPARATE ACCOUNT VL-R

                           PLATINUM INVESTOR(R) VIP

          FLEXIBLE PREMIUM VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                   ISSUED BY

                    AMERICAN GENERAL LIFE INSURANCE COMPANY

                         VUL ADMINISTRATION DEPARTMENT

                   P.O. BOX 4880, HOUSTON, TEXAS 77210-4880

  TELEPHONE: 1-800-340-2765; 1-713-831-3443; HEARING IMPAIRED: 1-888-436-5258

                      STATEMENT OF ADDITIONAL INFORMATION

                               DATED MAY 1, 2007

   This Statement of Additional Information is available for owners of Platinum Investor VIP whose policies have a date of issue on or after January 2, 2007.

   This Statement of Additional Information ("SAI") is not a prospectus. It should be read in conjunction with the prospectus for American General Life Insurance Company Separate Account VL-R (the "Separate Account" or "Separate Account VL-R") dated May 1, 2007, describing the Platinum Investor VIP flexible premium variable universal life insurance policies (the "Policy" or "Policies"). The Policy prospectus sets forth information that a prospective investor should know before investing. For a copy of the Policy prospectus, and any prospectus supplements, contact American General Life Insurance Company ("AGL") at the address or telephone numbers given above. Each term used in this SAI has the same meaning as is defined in the Policy prospectus.

                               TABLE OF CONTENTS

GENERAL INFORMATION........................................................ 3

   AGL..................................................................... 3
   Separate Account VL-R................................................... 3

SERVICES................................................................... 3

DISTRIBUTION OF THE POLICIES............................................... 4

PERFORMANCE INFORMATION.................................................... 5

ADDITIONAL INFORMATION ABOUT THE POLICIES.................................. 6

       Gender neutral policies............................................. 6
       Cost of insurance rates............................................. 6
       Certain arrangements................................................ 6
   More About the Fixed Account............................................ 7
       Our general account................................................. 7
       How we declare interest............................................. 7
   Adjustments to Death Benefit............................................ 7
       Suicide............................................................. 7
       Wrong age or gender................................................. 7
       Death during grace period........................................... 7

ACTUARIAL EXPERT........................................................... 7

MATERIAL CONFLICTS......................................................... 8

FINANCIAL STATEMENTS....................................................... 8

   Separate Account Financial Statements................................... 8
   AGL Financial Statements................................................ 9

INDEX TO FINANCIAL STATEMENTS.............................................. 9

                              GENERAL INFORMATION

AGL

   We are American General Life Insurance Company ("AGL"). AGL is a stock life insurance company organized under the laws of Texas. AGL is a successor in interest to a company originally organized under the laws of Delaware on January 10, 1917. AGL is an indirect, wholly-owned subsidiary of American International Group, Inc. ("AIG"). AIG, a Delaware corporation, is a holding company which through its subsidiaries is engaged in a broad range of insurance and insurance-related activities and financial services in the United States and internationally. AIG American General is a marketing name of AGL and its affiliates. The commitments under the Policies are AGL's, and AIG has no legal obligation to back those commitments.

   AGL is a member of the Insurance Marketplace Standards Association ("IMSA"). IMSA is a voluntary membership organization created by the life insurance industry to promote ethical market conduct for life insurance and annuity products. AGL's membership in IMSA applies only to AGL and not its products.

Separate Account VL-R

   We hold the Fund shares in which any of your accumulation value is invested in Separate Account VL-R. Separate Account VL-R is registered as a unit investment trust with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940. We created the Separate Account on May 6, 1997 under Texas law.

   For record keeping and financial reporting purposes, Separate Account VL-R is divided into 70 separate "divisions," 44 of which are available under the Policies offered by the Policy prospectus as variable "investment options." All of these 44 divisions and the remaining 26 divisions are offered under other AGL policies. We hold the Fund shares in which we invest your accumulation value for an investment option in the division that corresponds to that investment option. One or more of the Funds may sell its shares to other funds.

   The assets in Separate Account VL-R are our property. The assets in the Separate Account may not be used to pay any liabilities of AGL other than those arising from the Policies. AGL is obligated to pay all amounts under the Policies due the Policy owners. We act as custodian for the Separate Account's assets.

                                   SERVICES

   AGL and American General Life Companies, LLC ("AGLC"), are parties to a services agreement. AGL and AGLC are each indirect wholly-owned subsidiaries of AIG and therefore affiliates of one another. AGLC is a Delaware limited liability company established on August 30, 2002. Prior to that date, AGLC was a Delaware business trust. Its address is 2727-A Allen Parkway, Houston, Texas 77019-2191. Under the services agreement, AGLC provides shared services to AGL and certain other life insurance companies under the AIG holding company system at cost. Those services include data processing systems, customer services, product development, actuarial, internal auditing, accounting and legal services. During 2006, 2005 and 2004, AGL paid AGLC for these services $__________, $317,771,939 and $329,659,308, respectively.

   We have not designed the Policies for professional market timing organizations or other entities or individuals using programmed and frequent transfers involving large amounts. We currently have no contractual agreements or any other formal or informal arrangements with any entity or individual permitting such transfers and receive no compensation for any such contract or arrangement.

                         DISTRIBUTION OF THE POLICIES

   American General Equity Services Corporation ("AGESC"), #1 Franklin Square, Springfield, Illinois 62713, a Delaware corporation and a direct wholly-owned subsidiary of AGL, is the principal underwriter and distributor of the Policies for the Separate Account under a Distribution Agreement between AGESC and AGL. AGESC also acts as principal underwriter for AGL's other separate accounts and for the separate accounts of certain AGL affiliates. AGESC is a registered broker-dealer under the Securities Exchange Act of 1934, as amended and a member of the National Association of Securities Dealers, Inc. ("NASD"). AGESC, as the principal underwriter and distributor, is not paid any fees on the Policies.

   The Policies are offered on a continuous basis.

   We and AGESC have sales agreements with various broker-dealers and banks under which the Policies will be sold by registered representatives of the broker-dealers or employees of the banks. These registered representatives and employees are also required to be authorized under applicable state regulations as life insurance agents to sell variable life insurance. The broker-dealers are ordinarily required to be registered with the SEC and must be members of the NASD.

   We pay compensation directly to broker-dealers and banks for promotion and sales of the Policies. The compensation may vary with the sales agreement, but is generally not expected to exceed:

    . 90% of the premiums received in the first Policy year up to a "target premium";

    . 3% of the premiums up to the target premium received in each of Policy years 2 through 10;

    . 3% of the premiums in excess of the target premium received in each of Policy years 1 through 10;

    . 0.25% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 2 through 10;

    . 0.15% of the Policy's accumulation value (reduced by any outstanding loans) in the investment options in each of Policy years 11 through 20;

    . a comparable amount of compensation to broker-dealers or banks with respect to any increase in the specified amount of coverage that you request; and

    . any amounts that we may pay for broker-dealers or banks expense allowances, bonuses, wholesaler fees, training allowances or additional compensation for the Policies.

   At our discretion, we may pay additional first Policy year commissions to any broker-dealer or bank for sales conducted by a particular registered representative of that broker-dealer or bank. We may pay up to a total of 115% of the premiums we receive in the first Policy year.

   The target premium is an amount of level annual premium that would be necessary to support the benefits under your Policy, based on certain assumptions that we believe are reasonable. The target premium is also the maximum amount of premium to which the first year commission rate applies. Commissions paid on premiums received in excess of the target premium are paid at the excess rate. The target premium is an amount calculated in accordance with the method of calculation and rates from the AGL target premium schedules. AGL may change the target premium schedules from time to time. The target premium applicable to a particular coverage shall be determined from the schedule in force when the first premium for such coverage is entered as paid in accounting records of AGL.

   If the total amount of premiums paid in the first Policy year (on a per Policy basis) is less than the target premium, premium received at any time through the second Policy year, up to the balance of the first year target premium, will receive the first Policy year 90% commission rate. Any additional premium received in the second Policy year will be treated as second Policy year premium.

   The maximum value of any alternative amounts we may pay for sales of the Policies is expected to be equivalent over time to the amounts described above. For example, we may pay a broker-dealer compensation in a lump sum which will not exceed the aggregate compensation described above.

   We pay the compensation directly to any selling broker-dealer firm or bank. We pay the compensation from our own resources which does not result in any additional charge to you that is not described in your Policy. Each broker-dealer firm or bank, in turn, may compensate its registered representative or employee who acts as agent in selling you a Policy.

   We sponsor a non-qualified deferred compensation plan ("Plan") for our insurance agents. Some of our agents are registered representatives of our affiliated broker-dealers and sell the Policies. These agents may, subject to regulatory approval, receive benefits under the Plan when they sell the Policies. The benefits are deferred and the Plan terms may result in the agent never receiving the benefits. The Plan provides for a varying amount of benefits annually. We have the right to change the Plan in ways that affect the amount of benefits earned each year.

                            PERFORMANCE INFORMATION

   From time to time, we may quote performance information for the divisions of Separate Account VL-R in advertisements, sales literature, or reports to owners or prospective investors.

   We may quote performance information in any manner permitted under applicable law. We may, for example, present such information as a change in a hypothetical owner's cash value or death benefit. We also may present the yield or total return of the division based on a hypothetical investment in a Policy. The performance information shown may cover various periods of time, including periods beginning with the commencement of the operations of the division or the Mutual Fund in which it invests. The performance information shown may reflect the deduction of one or more charges, such as the premium charge, and we generally expect to exclude costs of insurance charges because of the individual nature of these charges. We also may present the yield or total return of the investment option in which a division invests.

   We may compare a division's performance to that of other variable life separate accounts or investment products, as well as to generally accepted indices or analyses, such as those provided by research firms and rating services. In addition, we may use performance ratings that may be reported periodically in financial publications, such as Money Magazine, Forbes, Business Week, Fortune, Financial Planning and The Wall Street Journal. We also may advertise ratings of AGL's financial strength or claims-paying ability as determined by firms that analyze and rate insurance companies and by nationally recognized statistical rating organizations.

                   ADDITIONAL INFORMATION ABOUT THE POLICIES

   Gender neutral policies. Congress and the legislatures of various states have from time to time considered legislation that would require insurance rates to be the same for males and females of the same age, premium class and tobacco user status. In addition, employers and employee organizations should consider, in consultation with counsel, the impact of Title VII of the Civil Rights Act of 1964 on the purchase of life insurance policies in connection with an employment-related insurance or benefit plan. In a 1983 decision, the United States Supreme Court held that, under Title VII, optional annuity benefits under a deferred compensation plan could not vary on the basis of gender. In general, we do not offer policies for sale in situations which, under current law, require gender-neutral premiums or benefits. However, we offer Platinum Investor VIP Policies on both a gender-neutral and a sex-distinct basis.

   Cost of insurance rates. Because of specified amount increases, different cost of insurance rates may apply to different increments of specified amount under your Policy. If so, we attribute your accumulation value proportionately to each increment of specified amount to compute our net amount at risk.

   Certain arrangements. Most of the advisers or administrators of the Funds make certain payments to us, on a quarterly basis, for certain administrative, Policy, and Policy owner support expenses. These amounts will be reasonable for the services performed and are not designed to result in a profit. Currently, these payments range from 0.24 to 1.26% of the market value of the assets invested in the underlying Fund as of a certain date, usually paid at the end of each calendar quarter. Except for the PIMCO Variable Insurance Trust, these amounts will not be paid by the Funds or Policy owners.

More About the Fixed Account

   Our general account. Our general account assets are all of our assets that we do not hold in legally segregated separate accounts. Our general account supports our obligations to you under your Policy's declared Fixed Account. Because of applicable exemptions, no interest in this option has been registered under the Securities Act of 1933, as amended. Neither our general account nor our Fixed Account is an investment company under the Investment Company Act of 1940. We have been advised that the staff of the SEC has not reviewed the disclosures that are included in this prospectus for your information about our general account or our Fixed Account. Those disclosures, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

   How we declare interest. Except for amounts held as collateral for loans, we can at any time change the rate of interest we are paying on any accumulation value allocated to our Fixed Account, but it will always be at an effective annual rate of at least 3%.

   Under these procedures, it is likely that at any time different interest rates will apply to different portions of your accumulation value, depending on when each portion was allocated to our fixed Account. Any charges, partial surrenders, or loans that we take from any accumulation value that you have in our fixed Account will be taken from each portion in reverse chronological order based on the date that accumulation value was allocated to this option.

Adjustments to Death Benefit

   Suicide. If the insured person commits suicide during the first two Policy years, we will limit the proceeds payable to the total of all premiums that have been paid to the time of death minus any outstanding Policy loans (plus credit for any unearned interest) and any partial surrenders.

   A new two-year period begins if you increase the specified amount. You can increase the specified amount only if the insured person is living at the time of the increase. In this case, if the insured person commits suicide during the first two years following the increase, we will refund the monthly insurance deductions attributable to the increase. The death benefit will then be based on the specified amount in effect before the increase.

   Wrong age or gender. If the age or gender of the insured person was misstated on your application for a Policy (or for any increase in benefits), we will adjust any death benefit to be what the monthly insurance charge deducted for the current month would have purchased based on the correct information.

   Death during grace period. We will deduct from the insurance proceeds any monthly charges that remain unpaid because the insured person died during a grace period.

                               ACTUARIAL EXPERT

   Actuarial matters have been examined by Wayne A. Barnard who is Senior Vice President of AGL. His opinion on actuarial matters is filed as an exhibit to the registration statement we have filed with the SEC in connection with the Policies.

                              MATERIAL CONFLICTS

   We are required to track events to identify any material conflicts from using investment portfolios for both variable life and variable annuity separate accounts. The boards of the Funds, AGL, and other insurance companies participating in the Funds have this same duty. There may be a material conflict if:

    .  state insurance law or federal income tax law changes;

    .  investment management of an investment portfolio changes; or

    . voting instructions given by owners of variable life insurance Policies and variable annuity contracts differ.

   The investment portfolios may sell shares to certain qualified pension and retirement plans qualifying under Code Section 401. These include cash or deferred arrangements under Code Section 401(k). Therefore, there is a possibility that a material conflict may arise between the interests of owners in general, or certain classes of owners, and these retirement plans or participants in these retirement plans.

   If there is a material conflict, we have the duty to determine appropriate action, including removing the portfolios involved from our variable investment options. We may take other action to protect Policy owners. This could mean delays or interruptions of the variable operations.

   When state insurance regulatory authorities require us, we may ignore instructions relating to changes in an investment portfolio's adviser or its investment policies. If we do ignore voting instructions, we give you a summary of our actions in the next semi-annual report to owners.

                             FINANCIAL STATEMENTS

   In 2002, due to AIG's acquisition of AGL and its affiliated companies, AGL changed its independent auditor from Ernst & Young LLP, located at 1401 McKinney Street, Suite 1200, 5 Houston Center, Houston, Texas 77010 to PricewaterhouseCoopers LLP ("PwC") located at 1201 Louisiana Street, Suite 2900, Houston, Texas 77002-5678. AIG has been using PwC as its corporate-wide auditing firm.

Separate Account Financial Statements

   The statement of net assets as of December 31, 2006 and the related statement of operations for the year then ended and statements of changes in net assets for the two years ended December 31, 2006 of the Separate Account, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

AGL Financial Statements

   The consolidated balance sheets of AGL as of December 31, 2006 and 2005 and the related statements of income, shareholder's equity, comprehensive income and cash flows for the three years ended December 31, 2006, appearing herein, have been audited by PwC, an independent registered public accounting firm, on the authority of such firm as experts in accounting and auditing, as set forth in their report appearing elsewhere herein.

                         INDEX TO FINANCIAL STATEMENTS

                         [AUDITED FINANCIAL STATEMENTS
                          WILL BE FILED BY AMENDMENT]

   You should consider the financial statements of AGL that we include in this SAI primarily as bearing on the ability of AGL to meet its obligations under the Policies.

                                                                                   Page
                                                                                 ---------
I.   Separate Account VL-R 2006 Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting
  Firm.......................................................................... VL-R - __
Statement of Net Assets as of December 31, 2006................................. VL-R - __
Statement of Operations for the year ended December 31, 2006.................... VL-R - __
Statement of Changes in Net Assets for the years ended December 31, 2006 and
  2005.......................................................................... VL-R - __
Notes to Financial Statements................................................... VL-R - __

                                                                                   Page
                                                                                 ---------
II.   AGL 2006 Consolidated Financial Statements

Report of PricewaterhouseCoopers LLP, Independent Registered Public Accounting
  Firm..........................................................................     F- __
Consolidated Balance Sheets as of December 31, 2006 and 2005....................     F- __
Consolidated Statements of Income for the years ended December 31, 2006, 2005
  and 2004 (restated)...........................................................     F- __
Consolidated Statements of Shareholder's Equity for the years ended December
  31, 2006, 2005 and 2004 (restated)............................................     F- __
Consolidated Statements of Comprehensive Income for the years ended December
  31, 2006, 2005 and 2004 (restated)............................................     F- __
Consolidated Statements of Cash Flows for the years ended December 31, 2006,
  2005 and 2004 (restated)......................................................     F- __
Notes to Consolidated Financial Statements......................................     F- __

                           PART C: OTHER INFORMATION

Item 26.Exhibits

(a) Board of Directors Resolution.

   (1) Resolutions of Board of Directors of American General Life Insurance Company authorizing the establishment of Separate Account VL-R. (1)

(b) Custodian Agreements. Inapplicable.

(c) Underwriting Contracts.

   (1) Distribution Agreement between American General Life Insurance Company and American General Equity Services Corporation, effective October 1, 2002. (22)

   (2)    Form of Selling Group Agreement. (23)

   (3) Schedule of Commissions (Incorporated by reference from the text included under the heading "Distribution of the Policies" in the Statement of Additional Information that is filed as part of this amended Registration Statement).

(d) Contracts.

   (1) Specimen form of the "Platinum Investor(R) VIP" Flexible Premium Variable Universal Life Insurance Policy, Policy Form No. 05604. (31)

   (2) Specimen form of Monthly Guarantee Premium Rider for First 20 Years, Form No. 04720. (7)

   (3) Specimen form of Monthly Guarantee Premium Rider to Age 100, Form No. 04700. (7)

   (4) Specimen form of Extension of Maturity Date Rider, Accumulation Value version (Maturity Extension Rider), Form No. 99110. (25)

   (5) Specimen form of Extension of Maturity Date Rider, Death Benefit version (Maturity Extension Rider), Form No. 99111. (25)

   (6) Specimen form of Guaranteed Minimum Withdrawal Benefit Rider, Form No. 05270. (28)

   (7) Specimen form of No Tobacco Use Incentive Endorsement, Form No. AGLC101287-2004. (7)

   (8)    Form of Accidental Death Benefit Rider, Form No. 82012. (32)

   (9) Form of Children's Insurance Benefit Rider, Term Life Insurance, Form No. 82410. (32)

   (10) Form of Term Life Insurance Benefit Rider, Providing Annually Renewable Term Insurance (Spouse Term Rider), Form No. 88390. (32)

   (11) Form of Terminal Illness Accelerated Benefit Rider (Terminal Illness Rider), Form No. 91401. (32)

   (12)   Form of Waiver of Monthly Deduction Rider, Form No. 82001. (32)

   (13)   Form of Overloan Protection Rider, Form No. 07620. (Filed herewith)

(e) Applications.

   (1) Specimen form of Life Insurance Application--Part A, Form No. AGLC 100565-2003. (28)

   (2) Specimen form of Life Insurance Application--Part B, Form No. AGLC 100566-2003. (20)

   (3) Specimen form of Variable Universal Life Insurance Supplemental Application, Form No. AGLC101859-2005. (31)

   (4)    Form of Service Request Form, Form No. AGLC101947. (29)

   (5)    Form of Cash Disbursement Request Form, Form No. AGLC0109 Rev0904.
          (29)

   (6)    Form of Assignment Form, Form No. AGLC0205 Rev0904. (29)

   (7) Form of Electronic Funds Authorization Form, Form No. AGLC0220 Rev0904. (29)

   (8)    Form of Name and Address Change Form, Form No. AGLC0222 Rev0904. (29)

   (9)    Form of Change of Ownership Form, Form No. AGLC0113 Rev0705. (29)

   (10)   Form of Cash Surrender Request Form, Form No. AGLC0112 Rev0403. (29)

   (11)   Form of Change of Beneficiary Form, Form No. AGLC0108 Rev0904. (29)

   (12) Specimen form of Limited Temporary Life Insurance Application, Form No. AGLC101431-2005. (28)

   (13) Form of Reinstatement or Reduction of Premium Rate Application for Life Insurance Form, Form No. AGLC 100440-2002. (29)

   (14)   Form of In-Force Change Application Form, Form No. AGLC 100386-2002.
          (29)

   (15)   Form of Service Request Form, Form No. AGLC0107 0904. (29)

(f) Depositor's Certificate of Incorporation and By-Laws.

   (1) Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective December 31, 1991. (2)

   (2) Amendment to the Amended and Restated Articles of Incorporation of American General Life Insurance Company, effective July 13, 1995. (5)

   (3) By-Laws of American General Life Insurance Company, restated as of June 8, 2005. (3)

(g) Reinsurance Contracts. Inapplicable.

(h) Participation Agreements.

   (1)(a) Form of Participation Agreement by and Among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (6)

   (1)(b) Form of Amendment Four to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (15)

   (1)(c) Form of Amendment Six to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (24)

   (1)(d) Form of Amendment Nine to Participation Agreement by and among AIM Variable Insurance Funds, Inc., A I M Distributors, Inc., American General Life Insurance Company, on Behalf of Itself and its Separate Accounts, and American General Securities Incorporated. (29)

   (2)(a) Form of Participation Agreement by and among The Alger American Fund, American General Life Insurance Company and Fred Alger & Company, Incorporated. (14)

   (3)(a) Form of Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. (13)

   (3)(b) Form of Amendment No. 2 to Shareholder Services Agreement by and between American General Life Insurance Company and American Century Investment Management, Inc. and American Century Investment Services, Inc. (27)

   (4)(a) Form of Participation Agreement by and between American General Life Insurance Company, Warburg Pincus Trust, Credit Suisse Asset Management, LLC and Credit Suisse Asset Management Securities, Inc.
          (16)

   (5)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company. (16)

   (5)(b) Form of Amendment No. 6 to the Amended and Restated Participation Agreement by and between Variable Insurance Products Fund, Fidelity Distributors Corporation and American General Life Insurance Company.
          (29)

   (6)(a) Form of Amended and Restated Participation Agreement by and between Variable Insurance Products Fund II, Fidelity Distributors Corporation and American General Life Insurance Company. (16)

   (7)(a) Form of Participation Agreement by and between Variable Insurance Products Fund III, Fidelity Distributors Corporation and American General Life Insurance Company. (14)

   (8)(a) Form of Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of
          October 1, 2002. (26)

   (8)(b) Form of Amendment No. 2 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of February 1, 2006. (29)

   (8)(c) Form of Amendment No. 3 to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Equity Services Corporation, Franklin Templeton

          Variable Insurance Products Trust and Franklin Templeton Distributors, Inc., dated as of March 31, 2006. (30)

   (9)(a) Form of Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (16)

   (9)(b) Form of Amendment No. 5 to Fund Participation Agreement by and between American General Life Insurance Company and Janus Aspen Series. (29)

   (10)(a)Form of Participation Agreement Among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (6)

   (10)(b)Form of Amendment Five to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (16)

   (10)(c)Form of Amendment Eleven to Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (29)

   (10)(d)Form of Letter Amendment to the Participation Agreement by and among MFS Variable Insurance Trust, American General Life Insurance Company and Massachusetts Financial Services Company. (To be filed by amendment)

   (11)(a)Sales Agreement by and between American General Life Insurance Company, Neuberger & Berman Advisors Management Trust and Neuberger & Berman Management Incorporated. (13)

   (11)(b)Form of Assignment and Modification Agreement to Fund Participation Agreement (formerly known as Sales Agreement) by and between Neuberger & Berman Management Incorporated and American General Life Insurance Company. (13)

   (11)(c)Form of Amendment to Fund Participation Agreement by and between Neuberger Berman Management Inc., Neuberger Berman Advisers Management Trust and American General Life Insurance Company. (33)

   (12)(a)Form of Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (18)

   (12)(b)Form of Amendment No. 2 to Participation Agreement by and among American General Life Insurance Company, Oppenheimer Variable Account Funds, and OppenheimerFunds, Inc. (29)

   (13)(a)Form of Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (16)

   (13)(b)Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company, PIMCO Variable Insurance Trust and PIMCO Funds Distributor LLC. (29)

   (14)(a)Form of Participation Agreement Among Putnam Variable Trust, Putnam Mutual Funds Corp., and American General Life Insurance Company. (6)

   (15)(a)Form of Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company. (17)

   (15)(b)Form of Addendum to Fund Participation Agreement For Class A Shares by and between SunAmerica Series Trust and American General Life Insurance Company. (27)

   (15)(c)Form of Amendment to Participation Agreement by and between SunAmerica Series Trust and American General Life Insurance Company, dated July 2, 2003. (21)

   (16)(a)Form of Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (10)

   (16)(b)Amendment One to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company dated as of July 21, 1998. (8)

   (16)(c)Form of Amendment Two to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (16)

   (16)(d)Form of Amendment Three to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (15)

   (16)(e)Form of Amendment Four to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (21)

   (16)(f)Form of Amendment Six to Participation Agreement by and between The Variable Annuity Life Insurance Company, American General Series Portfolio Company, American General Securities Incorporated and American General Life Insurance Company. (29)

   (17)(a)Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (9)

   (17)(b)Amendment One to Amended and Restated Participation Agreement by and among American General Life Insurance Company, American General Securities Incorporated, Van Kampen American Capital Life Investment Trust, Van Kampen American Capital Asset Management, Inc., and Van Kampen American Capital Distributors, Inc. (8)

   (17)(c)Form of Amendment Six to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Securities Incorporated. (15)

   (17)(d)Form of Amendment Eight to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Distributors, Inc. (4)

   (17)(e)Form of Amendment Eleven to Amended and Restated Participation Agreement among Van Kampen Life Investment Trust, Van Kampen Funds Inc., Van Kampen Asset Management, Inc., American General Life Insurance Company and American General Equity Services Corporation.
          (29)

   (18)(a)Form of Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company. (16)

   (18)(b)Form of Amendment to Participation Agreement by and between Vanguard Variable Insurance Funds, The Vanguard Group, Inc., Vanguard Marketing Corporation and American General Life Insurance Company.
          (29)

   (19)(a)Form of Amended and Restated Administrative Services Agreement between American General Life Insurance Company and A I M Advisors, Inc. (27)

   (20)(a)Form of Service Agreement Class O between Fred Alger Management, Inc. and American General Life Insurance Company. (14)

   (21)(a)Form of Administrative Services Agreement by and between American General Life Insurance Company and Credit Suisse Asset Management, LLC. (16)

   (22)(a)Form of Amended and Restated Service Contract by and between Fidelity Distributors Corporation and American General Equity Services Corporation, effective May 1, 2006. (33)

   (23)(a)Form of Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (16)

   (23)(b)Form of First Amendment to Service Agreement by and between Fidelity Investments Institutional Operations Company, Inc. and American General Life Insurance Company. (33)

   (24)(a)Form of Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, Inc., dated as of July 1, 1999. (11)

   (24)(b)Form of Amendment to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, effective November 1, 2001. (19)

   (24)(c)Form of Amendment No. 5 to Administrative Services Agreement by and among American General Life Insurance Company and Franklin Templeton Services, LLC, dated as of January 1, 2005. (29)

   (25)(a)Form of Distribution and Shareholder Services Agreement by and between Janus Distributors, Inc. and American General Life Insurance Company. (16)

   (26)(a)Form of Administrative Services Agreement by and between American General Life Insurance Company and Neuberger & Berman Management Incorporated. (13)

   (27)(a)Form of Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (18)

   (27)(b)Form of Amendment No. 1 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (29)

   (27)(c)Form of Amendment No. 2 to Administrative Services Agreement by and among American General Life Insurance Company and OppenheimerFunds, Inc. (29)

   (28)(a)Form of Services Agreement by and between American General Life Insurance Company and Pacific Investment Management, LLC. (16)

   (29)(a)Form of PIMCO Variable Insurance Trust Services Agreement by and between American General Life Insurance Company and PIMCO Variable Insurance Trust. (16)

   (30)(a)Form of Administrative Services Agreement by and between SunAmerica Asset Management Corp. and American General Life Insurance Company.
          (17)

   (30)(b)Form of Amendment No. 3 to Administrative Services Agreement by and between AIG SunAmerica Asset Management Corp. and American General Life Insurance Company. (29)

   (31)(a)Form of Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company dated January 1, 2000. (18)

   (31)(b)Form of Amendment No. 5 to Administrative Services Agreement between Van Kampen Asset Management Inc. and American General Life Insurance Company. (29)

   (32)(a)Form of Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (26)

   (32)(b)Form of Amendment No. 1 to Participation Agreement by and Among Pioneer Variable Contracts Trust, American General Life Insurance Company, on its own Behalf and on Behalf of Each of the Segregated Asset Accounts, Pioneer Investment Management, Inc. and Pioneer Funds Distributor, Inc. (29)

   (33)(a)Form of Marketing and Administrative Services Support Agreement between American General Life Insurance Company and Putnam Retail Management Limited Partnership. (30)

   (34)(a)Form of Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust II. (16)

   (34)(b)Form of Amendment No. 1 to Participation Agreement by and between American General Life Insurance Company and J.P. Morgan Series Trust
          II. (14)

   (35)(a)Form of Administrative Services Agreement by and between American General Life Insurance Company and JPMorgan Chase Bank, effective May 1, 2003. (14)

   (36)(a)Form of Indemnification Letter Agreement by and between J.P. Morgan Investment Management Inc. and American General Life Insurance Company. (27)

(i) Administrative Contracts.

   (1)(a) Form of Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company. (12)

   (1)(b) Form of Addendum No. 1 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated May 21, 1975. (12)

   (1)(c) Form of Addendum No. 2 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated September 23, 1975. (12)

   (1)(d) Form of Addendum No. 24 to Service and Expense Agreement dated February 1, 1974, between American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, dated December 30, 1998. (12)

   (1)(e) Form of Addendum No. 28 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, effective January 1, 2002. (12)

   (1)(f) Form of Addendum No. 30 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company and American General Life Companies, LLC, effective January 1, 2002. (12)

   (1)(g) Form of Addendum No. 32 to Service and Expense Agreement dated February 1, 1974, among American International Group, Inc. and various affiliate subsidiaries, including American General Life Insurance Company, American General Life Companies, LLC and American General Equity Services Corporation, effective May 1, 2004. (27)

(j) Other Material Contracts. None.

(k) Legal Opinion.

   (1) Opinion and Consent of Lauren W. Jones, Esq., Deputy General Counsel of American General Life Companies, LLC. (33)

(l) Actuarial Opinion.

   (1) Opinion and Consent of American General Life Insurance Company's actuary. (33)

(m) Calculation. None

(n) Other Opinions.

   (1) Consent of Independent Registered Public Accounting Firm, PricewaterhouseCoopers LLP. (To be filed by amendment)

(o) Omitted Financial Statements. None

(p) Initial Capital Agreements. None

(q) Redeemability Exemption.

   (1) Description of American General Life Insurance Company's Issuance, Transfer and Redemption Procedures for Variable Universal Life Insurance Policies Pursuant to Rule 6e-3(T)(b)(12)(iii) under the Investment Company Act of 1940. (27)
--------
(1) Incorporated by reference to initial filing of Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on December 18, 1997.

(2) Incorporated by reference to initial filing of Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on October 16, 1991.

(3) Incorporated by reference to Post-Effective Amendment No. 11 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on August 12, 2005.

(4) Incorporated by reference to Pre-Effective Amendment No. 1 of Form S-6 Registration Statement (File No. 333-82982) of American General Life Insurance Company Separate Account VL-R filed on May 13, 2002.

(5) Incorporated by reference to Pre-Effective Amendment No. 3 to Form S-6 Registration Statement (File No. 333-53909) of American General Life Insurance Company Separate Account VL-R filed on August 19, 1998.

(6) Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on March 23, 1998.

(7) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 17, 2004.

(8) Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-70667) of American General Life Insurance Company Separate Account D filed on March 18, 1999.

(9) Incorporated by reference to Post-Effective Amendment No. 12 to Form N-4 Registration Statement (File No. 033-43390) of American General Life Insurance Company Separate Account D filed on April 30, 1997.

(10)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on February 12, 1998.

(11)Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2000.

(12)Incorporated by reference to Post-Effective Amendment No. 8 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on May 3, 2004.

(13)Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-89897) of American General Life Insurance Company Separate Account VL-R filed on January 21, 2000.

(14)Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-43264) of American General Life Insurance Company Separate Account VL-R filed on April 30, 2003.

(15)Incorporated by reference to Post-Effective Amendment No. 4 to Form S-6 Registration Statement (File No. 333-42567) of American General Life Insurance Company Separate Account VL-R filed on October 11, 2000.

(16)Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on September 20, 2000.

(17)Incorporated by reference to Post-Effective Amendment No. 2 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on April 24, 2002.

(18)Incorporated by reference to Pre-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-87307) of American General Life Insurance Company Separate Account VL-R filed on January 20, 2000.

(19)Incorporated by reference to Post-Effective Amendment No. 1 to Form S-6 Registration Statement (File No. 333-65170) of American General Life Insurance Company Separate Account VL-R filed on December 3, 2001.

(20)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-109613) of American General Life Insurance Company Separate Account VL-R filed on October 10, 2003.

(21)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-4 Registration Statement (File No. 333-109206) of American General Life Insurance Company Separate Account D filed on December 17, 2003.

(22)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-4 Registration Statement (File No. 333-40637) of American General Life Insurance Company Separate Account D filed on November 8, 2002.

(23)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-102299) of American General Life Insurance Company Separate Account VUL-2 filed on December 31, 2002.

(24)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-103361) of American General Life Insurance Company Separate Account VL-R filed on February 21, 2003.

(25)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on August 18, 2004.

(26)Incorporated by reference to Post-Effective Amendment No. 7 to Form N-6 Registration Statement (File No. 333-80191) of American General Life Insurance Company Separate Account VL-R filed on December 2, 2004.

(27)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on May 2, 2005.

(28)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on November 8, 2005.

(29)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on March 30, 2006.

(30)Incorporated by reference to Post-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-129552) of American General Life Insurance Company Separate Account VL-R filed on May 1, 2006.

(31)Incorporated by reference to initial filing of Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on October 5, 2006.

(32)Incorporated by reference to Post-Effective Amendment No. 6 to Form N-6 Registration Statement (File No. 333-118318) of American General Life Insurance Company Separate Account VL-R filed on December 12, 2006.

(33)Incorporated by reference to Pre-Effective Amendment No. 1 to Form N-6 Registration Statement (File No. 333-137817) of American General Life Insurance Company Separate Account VL-R filed on December 14, 2006.

Item 27.Directors and Officers of the Depositor

Name and Principal    Positions and Offices with Depositor
Business Address      American General Life Insurance Company
------------------    ------------------------------------------------------
Rodney O. Martin, Jr. Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Name and Principal       Positions and Offices with Depositor
Business Address         American General Life Insurance Company
------------------       ----------------------------------------------------
M. Bernard Aidinoff      Director
Sullivan and Cromwell
125 Broad Street
New York, NY 10004

David J. Dietz           Director, Chairman and Chief Executive
830 Third Avenue         Officer-Global High Net Worth, Corporate Markets &
New York, NY 10022       Domestic Institutional Profit Center

Mary Jane B. Fortin      Director, Executive Vice President and Chief
2929 Allen Parkway       Financial Officer
Houston, TX 77019

David L. Herzog          Director
70 Pine Street
New York, NY 10270

Richard A. Hollar        Director, Chairman and Chief Executive
750 West Virginia Street Officer-Independent Distribution Profit Center Milwaukee, WI 53204

Royce G. Imhoff, II      Director and President-Independent Distribution
2929 Allen Parkway       Profit Centers
Houston, TX 77019

Gary D. Reddick          Director, Executive Vice President and Chief
2929 Allen Parkway       Administrative Officer
Houston, TX 77019

Christopher J. Swift     Director
2929 Allen Parkway
Houston, TX 77019

James W. Weakley         Director, President and Chief Executive Officer-AIG
2929 Allen Parkway       Benefit Solutions Profit Center
Houston, TX 77019

Matthew E. Winter        Director, President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Thomas L. Booker         President-Annuity Profit Center
2727 Allen Parkway
Houston, TX 77019

Name and Principal       Positions and Offices with Depositor
Business Address         American General Life Insurance Company
------------------       -------------------------------------------------

Richard C. Schuettner    President-AIG Life Brokerage Profit Center
750 West Virginia Street
Milwaukee, WI 53204

James P. Steele          President-Structured Settlements
205 E. 10th Street
Amarillo, TX 79101

Don M. Ward              President-Financial Institution Marketing Group
2929 Allen Parkway
Houston, TX 77019

David R. Armstrong       Executive Vice President-AIG Benefit Solutions &
3600 Route 66            AIG Financial Institution Solutions Profit Center
Neptune, NJ 07754

Rebecca G. Campbell      Executive Vice President-Human Resources
2929 Allen Parkway
Houston, TX 77019

David O'Leary            Executive Vice President-Strategic Marketing &
2727 Allen Parkway       Business Development
Houston, TX 77019

Dan E. Trudan            Executive Vice President-Operations, Independent
750 West Virginia St.    Distribution Profit Center
Milwaukee, WI 53204

Steven D. Anderson       Senior Vice President and Chief Financial
2727 Allen Parkway       Officer-Independent Distribution Profit Center
Houston, TX 77019

Erik A. Baden            Senior Vice President, Independent Distribution
2727 Allen Parkway       Profit Center
Houston, TX 77019

Wayne A. Barnard         Senior Vice President, Illustration Actuary
2929 Allen Parkway
Houston, TX 77019

Robert M. Beuerlein      Senior Vice President and Chief and Appointed
2727-A Allen Parkway     Actuary
Houston, TX 77019

Name and Principal     Positions and Offices with Depositor
Business Address       American General Life Insurance Company
------------------     -------------------------------------------------

Jeffrey H. Carlson     Senior Vice President and Chief Information
2727 Allen Parkway     Officer
Houston, TX 77019

James A. Galli         Senior Vice President and Chief Business
830 Third Avenue       Development Officer
New York, NY 10022

Robert M. Goldbloom    Senior Vice President-Terminal Funding Annuities
80 Pine Street
New York, NY 10005

William F. Guterding   Senior Vice President
830 Third Avenue
New York, NY 10022

Robert F. Herbert, Jr. Senior Vice President, Treasurer and Controller 2727-A Allen Parkway
Houston, TX 77019

S. Douglas Israel      Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Kyle L. Jennings       Senior Vice President and General Counsel
2929 Allen Parkway
Houston, TX 77019

Althea R. Johnson      Senior Vice President
2929 Allen Parkway
Houston, TX 77019

Glen D. Keller         Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Simon J. Leech         Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Kent D. Major          Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Name and Principal    Positions and Offices with Depositor
Business Address      American General Life Insurance Company
------------------    -------------------------------------------------

Richard D. McFarland  Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Mark R. McGuire       Senior Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura W. Milazzo      Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Harry R. Miller       Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Lawrence J. O'Brien   Senior Vice President, Chief Marketing Officer -
2929 Allen Parkway    Independent Agency Group
Houston, TX 77019

William J. Packer     Senior Vice President
3600 Route 66
Neptune, NJ 07754

John W. Penko         Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Dennis H. Roberts     Senior Vice President, Chief Distribution Officer
2727 Allen Parkway    - Independent Agency Group
Houston, TX 77019

Robert E. Steele      Senior Vice President
205 E. 10th Street
Amarillo, TX 79101

Frederic R. Yopps     Senior Vice President
750 West Virginia St.
Milwaukee, WI 53204

Steven E. Zimmerman   Senior Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Name and Principal       Positions and Offices with Depositor
Business Address         American General Life Insurance Company
------------------       -------------------------------------------------

Chris Ayers              Vice President
2727-A Allen Parkway
Houston, TX 77019

Edward F. Bacon          Vice President
2727-A Allen Parkway
Houston, TX 77019

Joan M. Bartel           Vice President
2727 Allen Parkway
Houston, TX 77019

Michael B. Boesen        Vice President
2727-A Allen Parkway
Houston, TX 77019

Laura J. Borowski        Vice President
750 West Virginia St.
Milwaukee, WI 53204

David Scott Brasington   Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

James B. Brown           Vice President
2727 Allen Parkway
Houston, TX 77019

David W. Butterfield     Vice President
3600 Route 66
Neptune, NJ 07754

Robert W. Chesner        Vice President
2929 Allen Parkway
Houston, TX 77019

Valerie A. Childrey      Vice President and Medical Director
750 West Virginia Street
Milwaukee, WI 53204

Mark E. Childs           Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal        Positions and Offices with Depositor
Business Address          American General Life Insurance Company
------------------        -------------------------------------------------

Robert M. Cicchi          Vice President
2727 Allen Parkway
Houston, TX 77019

James Cortiglia           Vice President
3600 Route 66
Neptune, NJ 07754

Steven A. Dmytrack        Vice President
2929 Allen Parkway
Houston, TX 77019

Elizabeth Dobbs           Vice President
2727 Allen Parkway
Houston, TX 77019

Douglas M. Donnenfield    Vice President
750 West Virginia Street
Milwaukee, WI 53204

Timothy M. Donovan        Vice President
2727 Allen Parkway
Houston, TX 77019

Farideh N. Farrokhi       Vice President and Assistant Secretary
2727-A Allen Parkway
Houston, TX 77019

John T. Fieler            Vice President and Medical Director
2727-A Allen Parkway
Houston, TX 77019

Patrick S. Froze          Vice President
750 West Virginia Street
Milwaukee, WI 53204

Brad J. Gabel             Vice President
750 West Virginia Street
Milwaukee, WI 53204

Frederick J. Garland, Jr. Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal      Positions and Offices with Depositor
Business Address        American General Life Insurance Company
------------------      -------------------------------------------------

Lisa Gerhart            Vice President
2727 Allen Parkway
Houston, TX 77019

Liza Glass              Vice President
2727-A Allen Parkway
Houston, TX 77019

Richard L. Gravette     Vice President and Assistant Treasurer
2727-A Allen Parkway
Houston, TX 77019

Kenneth J. Griesemer    Vice President
6363 Forest Park Road
Dallas, TX 75235

Daniel J. Gutenberger   Vice President and Medical Director
70 Pine Street
New York, NY 10270

Joel H. Hammer          Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Craig H. Harrel         Vice President
2929 Allen Parkway
Houston, TX 77019

D. Leigh Harrington     Vice President
2727 Allen Parkway
Houston, TX 77019

Bradley Harris          Vice President
2727 Allen Parkway
Houston, TX 77019

Michael Harrison        Vice President, Annuity Product Management
2727 Allen Parkway
Houston, TX 77019

Keith C. Honig          Vice President
1 SunAmerica Center
Los Angeles, CA 90067

Name and Principal       Positions and Offices with Depositor
Business Address         American General Life Insurance Company
------------------       -------------------------------------------------

Stephen D. Howard        Vice President
2929 Allen Parkway
Houston, TX 77019

Janna M. Hubble          Vice President
2929 Allen Parkway
Houston, TX 77019

Walter P. Irby           Vice President
2727 Allen Parkway
Houston, TX 77019

Sharla A. Jackson        Vice President
205 E. 10th Street
Amarillo, TX 79101

David S. Jorgensen       Vice President
2727-A Allen Parkway
Houston, TX 77019

Stephen C. Kennedy       Vice President
750 West Virginia Street
Milwaukee, WI 53204

Gary J. Kleinman         Vice President and Real Estate Investment Officer
1 Chase Manhattan Plaza
New York, NY 10005

Michael J. Krugel        Vice President
750 West Virginia Street
Milwaukee, WI 53204

Charles L. Levy          Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Robert J. Ley            Vice President
70 Pine Street
New York, NY 10270

Jerry L. Livers          Vice President
2727 Allen Parkway
Houston, TX 77019

Name and Principal       Positions and Offices with Depositor
Business Address         American General Life Insurance Company
------------------       -------------------------------------------------

Gwendolyn J. Mallett     Vice President
2727 Allen Parkway
Houston, TX 77019

W. Larry Mask            Vice President, Real Estate Investment Officer
2727 Allen Parkway       and Assistant Secretary
Houston, TX 77019

Gordon S. Massie         Vice President
2929 Allen Parkway
Houston, TX 77019

Melvin C. McFall         Vice President
2727 Allen Parkway
Houston, TX 77019

Beverly A. Meyer         Vice President
750 West Virginia Street
Milwaukee, WI 53204

Candace A. Michael       Vice President
2727 Allen Parkway
Houston, TX 77019

Anne K. Milio            Vice President
2727 Allen Parkway
Houston, TX 77019

Sylvia A. Miller         Vice President
#1 Franklin Square
Springfield, IL 62713

Michael R. Murphy        Vice President
750 West Virginia Street
Milwaukee, WI 53204

David W. Napoli          Vice President
2727 Allen Parkway
Houston, TX 77019

Carl T. Nichols          Vice President and Medical Director
205 E. 10th Street
Amarillo, TX 79101

Name and Principal        Positions and Offices with Depositor
Business Address          American General Life Insurance Company
------------------        -------------------------------------------------

Rick Niu                  Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Deanna D. Osmonson        Vice President and Chief Privacy Officer
2727 Allen Parkway
Houston, TX 77019

Rembert R. Owen, Jr.      Vice President, Real Estate Investment Officer
2929 Allen Parkway        and Assistant Secretary
Houston, TX 77019

Lori J. Payne             Vice President
2727 Allen Parkway
Houston, TX 77019

Cathy A. Percival         Vice President and Medical Director
2727 Allen Parkway
Houston, TX 77019

Rodney E. Rishel          Vice President
American General Center
2000 American General Way
Brentwood, TN 37027

Terri Robbins             Vice President
175 Water Street
New York, NY 10038

Walter J. Rucecki, Jr.    Vice President
2929 Allen Parkway
Houston, TX 77019

John Rugel                Vice President
750 West Virginia Street
Milwaukee, WI 53204

Dale W. Sachtleben        Vice President
#1 Franklin Square
Springfield, IL 62713

Name and Principal      Positions and Offices with Depositor
Business Address        American General Life Insurance Company
------------------      -------------------------------------------------

Kristin E. Sather       Vice President
1 Chase Manhattan Plaza
New York, NY 10005

Richard W. Scott        Vice President and Chief Investment Officer
70 Pine Street
New York, NY 10270

Michael C. Sibley       Vice President
Walnut Glen Tower
8144 Walnut Hill Lane
Dallas, TX 75231

T. Clay Spires          Vice President and Tax Officer
2929 Allen Parkway
Houston, TX 77019

Dale A. Stewart         Vice President and General Auditor
2727-A Allen Parkway
Houston, TX 77019

Gregory R. Thornton     Vice President
#1 Franklin Square
Springfield, IL 62713

Veronica Torralba       Vice President
2929 Allen Parkway
Houston, TX 77019

J. Alan Vale            Vice President
2929 Allen Parkway
Houston, TX 77019

Christian D. Weiss      Vice President
#1 Franklin Square
Springfield, IL 62713

Cynthia P. Wieties      Vice President
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck       Secretary
70 Pine Street
New York, NY 10270

Name and Principal Positions and Offices with Depositor
Business Address   American General Life Insurance Company
------------------ -------------------------------------------------

Lauren W. Jones    Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

Item 28.Persons Controlled by or Under Common Control with the Depositor or the Registrant

The Depositor is an indirect wholly-owned subsidiary of American International Group, Inc. ("AIG"). See footnotes to table below at end of Item 28. Table of subsidiaries of AIG can be found as Exhibit 21 in Form 10-K/A, SEC file number 001-08787, accession number 0000950123-06-007835, filed June 19, 2006.

                              SUBSIDIARIES OF AIG

                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                    Jurisdiction of  Owned by its
                                                    Incorporation or  Immediate
                                                      Organization   Parent/(2)/
-                                                   ---------------- ------------
American International Group, Inc./(1)/                   Delaware           /(3)/
   AIG Aviation, Inc...............................        Georgia        100
   AIG Bulgaria Insurance and
     Reinsurance Company EAD.......................       Bulgaria        100
   AIG Capital Corporation.........................       Delaware        100
       AIG Consumer Finance Group, Inc.............       Delaware        100
          AIG Bank Polska S.A......................         Poland      99.92
          AIG Credit S.A...........................         Poland        100
          Compania Financiera Argentina
            S.A....................................      Argentina        100
       AIG Equipment Finance Holdings,
         Inc.......................................       Delaware        100
          AIG Commercial Equipment
            Finance, Inc...........................       Delaware        100
              AIG Commercial Equipment
                Finance Company, Canada............         Canada        100
       AIG Finance Holdings, Inc...................       New York        100
          AIG Finance (Hong Kong)
            Limited................................      Hong Kong        100
       AIG Global Asset Management
         Holdings Corp.............................       Delaware        100
          AIG Asset Management
            Services, Inc..........................       Delaware        100
              Brazos Capital
                Management, L.P....................       Delaware         92
          AIG Capital Partners, Inc................       Delaware        100
          AIG Equity Sales Corp....................       New York        100
          AIG Global Investment Corp...............     New Jersey        100
          AIG Global Securities Lending
            Corp...................................       Delaware        100
       International Lease Finance
         Corporation...............................     California      67.23/(4)/
       AIG Global Real Estate
         Investment Corp...........................       Delaware        100
   AIG Credit Corp.................................       Delaware        100
       A.I. Credit Consumer Discount
         Corp......................................   Pennsylvania        100
       A.I. Credit Corp............................  New Hampshire        100
       AICCO, Inc..................................       Delaware        100
       AICCO, Inc..................................     California        100

                              SUBSIDIARIES OF AIG

                                                                        Percentage
                                                                        of Voting
                                                                        Securities
                                                       Jurisdiction of Owned by its
                                                        Incorporation   Immediate
                                                       or Organization Parent/(2)/
                                                       --------------- ------------
   AIG Credit Corp. of Canada.........................         Canada       100
   Imperial Premium Funding Inc.......................       Delaware       100
AIG Egypt Insurance Company, S.A.E....................          Egypt     89.98
AIG Federal Savings Bank..............................         U.S.A.       100
AIG Financial Advisor Services, Inc...................       Delaware       100
   AIG Financial Advisor Services
     (Europe), S.A....................................     Luxembourg       100
AIG Financial Products Corp...........................       Delaware       100
   AIG Matched Funding Corp...........................       Delaware       100
   Banque AIG.........................................         France        90/(5)/
AIG Funding, Inc......................................       Delaware       100
AIG Global Trade & Political Risk
  Insurance Company...................................     New Jersey       100
A.I.G. Golden Insurance Ltd...........................         Israel     50.01
AIG Life Holdings (International) LLC.................       Delaware       100
   American International Reinsurance
     Company, Ltd.....................................        Bermuda       100
       AIG Edison Life Insurance Company..............          Japan        90/(6)/
       American International Assurance
         Company, Limited.............................      Hong Kong       100
       American International Assurance
         Company (Australia) Limited..................      Australia       100
       American International Assurance
         Company (Bermuda) Limited....................        Bermuda       100
          American International
            Assurance Co. (Vietnam)
            Limited...................................        Vietnam       100
          Tata AIG Life Insurance
            Company Limited...........................          India        26
       Nan Shan Life Insurance Company,
         Ltd..........................................         Taiwan        95
AIG Life Insurance Company............................       Delaware        79/(7)/
AIG Life Insurance Company of Puerto
  Rico................................................    Puerto Rico       100
AIG Liquidity Corp....................................       Delaware       100
AIG Marketing, Inc....................................       Delaware       100
AIG Private Bank Ltd..................................    Switzerland       100
AIG Retirement Services, Inc..........................       Delaware       100/(8)/
   SunAmerica Life Insurance Company..................        Arizona       100
       SunAmerica Investments, Inc....................        Georgia        70/(9)/
          AIG Advisor Group, Inc......................       Maryland       100
              Advantage Capital
                Corporation...........................       New York       100
              FSC Securities Corporation..............       Delaware       100
              Royal Alliance
                Associates, Inc.......................       Delaware       100
              Sentra Securities
                Corporation...........................     California       100
              Spelman & Co., Inc......................     California       100
              SunAmerica Securities,
                Inc...................................       Delaware       100
          AIG SunAmerica Life Assurance
            Company...................................        Arizona       100/(10)/
              AIG SunAmerica Asset
                Management Corp.......................       Delaware       100
                 AIG SunAmerica Capital
                   Services, Inc......................       Delaware       100
          First SunAmerica Life
            Insurance Company.........................       New York       100
AIG Risk Management, Inc..............................       New York       100
AIG Technologies, Inc.................................  New Hampshire       100
AIGTI, Inc............................................       Delaware       100
AIG Trading Group Inc.................................       Delaware       100
   AIG International, Inc.............................       Delaware       100
AIU Holdings, LLC.....................................       Delaware       100

                              SUBSIDIARIES OF AIG

                                                                     Percentage
                                                                     of Voting
                                                                     Securities
                                                                       Owned
                                                    Jurisdiction of    by its
                                                    Incorporation or Immediate
                                                      Organization   Parent/(2)/
                                                    ---------------- ----------
   AIG Central Europe & CIS Insurance
     Holdings Corporation..........................        Delaware      100
       AIG Bulgaria Insurance and
         Reinsurance Company EAD...................        Bulgaria      100
       AIG Czech Republic pojistovna, as...........  Czech Republic      100
       AIG Kazakhstan Insurance
         Company, S.A..............................      Kazakhstan    88.87
   AIU Africa Holdings, Inc........................        Delaware      100
       AIG Kenya Insurance Company,
         Limited...................................           Kenya      100
   AIG Memsa, Inc..................................        Delaware      100
       AIG Iraq....................................        Delaware      100
       AIG Lebanon, S.A.L..........................         Lebanon      100
       AIG Libya, Inc..............................        Delaware      100
       AIG Hayleys Investment Holdings
         (Private) Ltd.............................       Sri Lanka       80
          Hayleys AIG Insurance
            Company, Ltd...........................       Sri Lanka      100
       AIG Sigorta A.S.............................          Turkey      100
       Tata AIG General Insurance
         Company Limited...........................           India       26
AIU Insurance Company..............................        New York       52/(11)/
AIU North America, Inc.............................        New York      100
American General Corporation.......................           Texas      100
   American General Bancassurance
     Services, Inc.................................        Illinois      100
   AGC Life Insurance Company......................        Missouri      100
       AIG Life Holdings (Canada), ULC.............          Canada      100
          AIG Assurance Canada.....................          Canada      100
          AIG Life Insurance Company of
            Canada.................................          Canada      100
       AIG Life of Bermuda, Ltd....................         Bermuda      100
       American General Life and
         Accident Insurance Company................       Tennessee      100
       American General Life Insurance
         Company...................................           Texas      100
          American General Annuity
            Service Corporation....................           Texas      100
          AIG Enterprise Services, LLC.............        Delaware      100
          American General Equity
            Services Corporation...................        Delaware      100
          American General Life
            Companies, LLC.........................        Delaware      100
          The Variable Annuity Life
            Insurance Company......................           Texas      100
              VALIC Retirement Services
                Company............................           Texas      100
              VALIC Trust Company..................           Texas      100
       American General Property
         Insurance Company.........................       Tennessee    51.85/(12)/
          American General Property
            Insurance Company of Florida...........         Florida      100
       AIG Annuity Insurance Company...............           Texas      100
       The United States Life Insurance
         Company in the City of New York...........        New York      100
   American General Finance, Inc...................         Indiana      100
       American General Auto Finance,
         Inc.......................................        Delaware      100
       American General Finance
         Corporation...............................         Indiana      100
          MorEquity, Inc...........................          Nevada      100
              Wilmington Finance, Inc..............        Delaware      100
          Merit Life Insurance Co..................         Indiana      100
          Yosemite Insurance Company...............         Indiana      100
              CommoLoCo, Inc.......................     Puerto Rico      100
       American General Financial
         Services of Alabama, Inc..................        Delaware      100
   American General Investment
     Management Corporation........................        Delaware      100
   American General Realty Investment
     Corporation...................................           Texas      100

                              SUBSIDIARIES OF AIG

                                                                Percentage
                                                                of Voting
                                                                Securities
                                              Jurisdiction of  Owned by its
                                              Incorporation or  Immediate
                                                Organization   Parent/(2)/
                                              ---------------- ------------
   American General Assurance Company........       Illinois        100
       American General Indemnity
         Company.............................       Illinois        100
   Knickerbocker Corporation.................          Texas        100
American Home Assurance Company..............       New York        100
   AIG Domestic Claims, Inc..................       Delaware         50/(13)/
   AIG Hawaii Insurance Company, Inc.........         Hawaii        100
       American Pacific Insurance
         Company, Inc........................         Hawaii        100
   American International Insurance
     Company.................................       New York        100
       American International Insurance
         Company of California, Inc..........     California        100
       American International Insurance
         Company of New Jersey...............     New Jersey        100
       Minnesota Insurance Company...........      Minnesota        100
   American International Realty Corp........       Delaware       31.5/(14)/
   Pine Street Real Estate Holdings
     Corp....................................  New Hampshire      31.47/(14)/
   Transatlantic Holdings, Inc...............       Delaware      33.41/(15)/
       Transatlantic Reinsurance Company.....       New York        100
          Putnam Reinsurance Company.........       New York        100
          Trans Re Zurich....................    Switzerland        100
American International Insurance
  Company of Delaware........................       Delaware        100
American International Life Assurance
  Company of New York........................       New York      77.52/(16)/
American International Underwriters
  Corporation................................       New York        100
American International Underwriters
  Overseas, Ltd..............................        Bermuda        100
   AIG Europe (Ireland) Limited..............        Ireland        100
   AIG Europe (U.K.) Limited.................        England        100
   AIG Brasil Companhia de Seguros...........         Brazil         50
   AIG General Insurance (Vietnam)
     Company Limited.........................        Vietnam        100
   Universal Insurance Co., Ltd..............       Thailand        100
   La Seguridad de Centroamerica,
     Compania de Seguros S.A.................      Guatemala        100
   La Meridional Compania Argentina de
     Seguros.................................      Argentina        100
   American International Insurance
     Company of Puerto Rico..................    Puerto Rico        100
   A.I.G. Colombia Seguros Generales
     S.A.....................................       Colombia        100
   American International Underwriters
     GmBH....................................        Germany        100
   Richmond Insurance Company Limited........        Bermuda        100
   Underwriters Adjustment Company, Inc......         Panama        100
American Life Insurance Company..............       Delaware        100
   AIG Life (Bulgaria) Z.D. A.D..............       Bulgaria        100
   ALICO, S.A................................         France        100
   First American Polish Life Insurance
     and Reinsurance Company, S.A............         Poland        100
   Inversiones Interamericana S.A.
     (Chile).................................          Chile        100
   Pharaonic American Life Insurance
     Company.................................          Egypt      71.63
   Unibanco AIG Seguros S.A..................         Brazil      47.81/(17)/
AIG Life Insurance Company
  (Switzerland) Ltd..........................    Switzerland        100
American Security Life Insurance
  Company, Ltd...............................   Lichtenstein        100
Birmingham Fire Insurance Company of
  Pennsylvania...............................   Pennsylvania        100
Commerce and Industry Insurance Company......       New York        100
Commerce and Industry Insurance Company
  of Canada..................................        Ontario        100
Delaware American Life Insurance Company.....       Delaware        100

                              SUBSIDIARIES OF AIG

                                                                      Percentage
                                                                      of Voting
                                                                      Securities
                                                    Jurisdiction of  Owned by its
                                                    Incorporation or  Immediate
                                                      Organization   Parent/(2)/
                                                    ---------------- ------------
Hawaii Insurance Consultants, Ltd..................         Hawaii        100
HSB Group, Inc.....................................       Delaware        100
   The Hartford Steam Boiler Inspection
     and Insurance Company.........................    Connecticut        100
       The Hartford Steam Boiler
         Inspection and Insurance
         Company of Connecticut....................    Connecticut        100
       HSB Engineering Insurance Limited...........        England        100
          The Boiler Inspection and
            Insurance Company of Canada............         Canada        100
The Insurance Company of the State of
  Pennsylvania.....................................   Pennsylvania        100
Landmark Insurance Company.........................     California        100
Mt. Mansfield Company, Inc.........................        Vermont        100
National Union Fire Insurance Company
  of Pittsburgh, Pa................................   Pennsylvania        100
   American International Specialty
     Lines Insurance Company.......................         Alaska         70/(18)/
   Lexington Insurance Company.....................       Delaware         70/(18)/
       AIG Centennial Insurance Company............   Pennsylvania        100
          AIG Premier Insurance Company............   Pennsylvania        100
              AIG Indemnity Insurance
                Company............................   Pennsylvania        100
          AIG Preferred Insurance
            Company................................   Pennsylvania        100
          AIG Auto Insurance Company of
            New Jersey.............................     New Jersey        100
       JI Accident & Fire Insurance Co.
         Ltd.......................................          Japan         50
   National Union Fire Insurance
     Company of Louisiana..........................      Louisiana        100
   National Union Fire Insurance
     Company of Vermont............................        Vermont        100
   21st Century Insurance Group....................     California      33.03/(19)/
       21st Century Insurance Company..............     California        100
       21st Century Casualty Company...............     California        100
       21st Century Insurance Company
         of the Southwest..........................          Texas        100
   Starr Excess Liability Insurance
     Company, Ltd..................................       Delaware        100
       Starr Excess Liability Insurance
         International Ltd.........................        Ireland        100
NHIG Holding Corp..................................       Delaware        100
   Audubon Insurance Company.......................      Louisiana        100
       Audubon Indemnity Company...................    Mississippi        100
       Agency Management Corporation...............      Louisiana        100
          The Gulf Agency, Inc.....................        Alabama        100
   New Hampshire Insurance Company.................   Pennsylvania        100
       AIG Europe, S.A.............................         France      70.48/(20)/
       AI Network Corporation......................       Delaware        100
       American International Pacific
         Insurance Company.........................       Colorado        100
       American International South
         Insurance Company.........................   Pennsylvania        100
       Granite State Insurance Company.............   Pennsylvania        100
       New Hampshire Indemnity Company,
         Inc.......................................   Pennsylvania        100
          AIG National Insurance
            Company, Inc...........................       New York        100
       Illinois National Insurance Co..............       Illinois        100
       New Hampshire Insurance
         Services, Inc.............................  New Hampshire        100
   AIG Star Life Insurance Co., Ltd................          Japan        100
The Philippine American Life and
  General Insurance Company........................    Philippines      99.78
   Pacific Union Assurance Company.................     California        100
   Philam Equitable Life Assurance
     Company, Inc..................................    Philippines      95.31
   Philam Insurance Company, Inc...................    Philippines        100
Risk Specialist Companies, Inc.....................       Delaware        100

                              SUBSIDIARIES OF AIG

                                                               Percentage
                                                               of Voting
                                                               Securities
                                             Jurisdiction of  Owned by its
                                             Incorporation or  Immediate
                                               Organization   Parent/(2)/
                                             ---------------- ------------
United Guaranty Corporation.................  North Carolina     36.3l/(21)/
   A.I.G. Mortgage Holdings Israel, Ltd.....          Israel     82.12
       E.M.I.-Ezer Mortgage Insurance
         Company, Limited...................          Israel       100
   AIG United Guaranty Agenzia DI
     Assicurazione S.R.L....................           Italy       100
   AIG United Guraranty Insurance
     (Asia) Limited.........................       Hong Kong       100
   AIG United Guaranty Re, Ltd..............         Ireland       100
   United Guaranty Insurance Company........  North Carolina       100
   United Guaranty Mortgage Insurance
     Company................................  North Carolina       100
   United Guaranty Mortgage Insurance
     Company of North Carolina..............  North Carolina       100
   United Guaranty Partners Insurance
     Company................................         Vermont        80
   United Guaranty Residential
     Insurance Company of North Carolina....  North Carolina       100
   United Guaranty Residential
     Insurance Company......................  North Carolina     75.03/(22)/
       United Guaranty Commercial
         Insurance Company of North
         Carolina...........................  North Carolina       100
       United Guaranty Mortgage
         Indemnity Company..................  North Carolina       100
       United Guaranty Credit Insurance
         Company............................  North Carolina       100
   United Guaranty Services, Inc............  North Carolina       100

--------
(1) All subsidiaries listed are consolidated in the financial statements of AIG as filed in its Form 10-K/A on June 19, 2006. Certain subsidiaries have been omitted from the tabulation. The omitted subsidiaries, when considered in the aggregate as a single subsidiary, do not constitute a significant subsidiary.

(2) Percentages include directors' qualifying shares.

(3) The common stock is owned approximately 12.0 percent by Starr International Company, Inc., 1.8 percent by C.V. Starr & Co., Inc. and 2.0 percent by The Starr Foundation.

(4) Also owned 32.77 percent by National Union Fire Insurance Company of Pittsburgh, Pa.

(5) Also owned 10 percent by AIG Matched Funding Corp.

(6) Also owned 10 percent by a subsidiary of American Life Insurance Company.

(7) Also owned 21 percent by Commerce and Industry Insurance Company.

(8) Formerly known as AIG SunAmerica Inc.

(9) Also owned 30 percent by AIG Retirement Services, Inc.

(10) Formerly known as Anchor National Life Insurance Company.

(11) Also owned eight percent by The Insurance Company of the State of Pennsylvania, 32 percent by National Union Fire Insurance Company of Pittsburgh, Pa. and eight percent by Birmingham Fire Insurance Company of Pennsylvania.

(12) Also owned 48.15 percent by American General Life and Accident Insurance Company.

(13) Also owned 50 percent by The Insurance Company of the State of
     Pennsylvania.

(14) Also owned by 11 other AIG subsidiaries.

(15) Also owned 25.95 percent by AIG.

(16) Also owned 22.48 percent by American Home Assurance Company.

(17) Also owned 1.7 percent by American International Underwriters Overseas, Ltd. and .48 percent by American Home Assurance Company.

(18) Also owned 20 percent by The Insurance Company of the State of Pennsylvania and ten percent by Birmingham Fire Insurance Company of Pennsylvania.

(19) Also owned 16.85 percent by American Home Assurance Company, 6.34 percent by Commerce and Industry Insurance Company and 6.34 percent by New Hampshire Insurance Company.

(20) 100 percent held together with other AIG companies.

(21)Also owned 45.88 percent by National Union Fire Insurance Company of Pittsburgh, Pa., 16.95 percent by New Hampshire Insurance Company and 0.86 percent by The Insurance Company of the State of Pennsylvania.

(22)Also owned 24.97 percent by United Guaranty Residential Insurance Company of North Carolina.

The Registrant is a separate account of American General Life Insurance Company (Depositor).

Item 29.Indemnification

Insofar as indemnification for liability arising under the Securities Act of 1933 (the "Act") may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Except as otherwise required by applicable law:

(a) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative (other than an action by or on behalf of the company) by reason of the fact that he is or was director, officer, or employee or agent of the company, or is or was serving at the request of the company as director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding; provided that he (1) acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company; and, (2) with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a plea of nolo contendere or its equivalent, shall not, by itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interest of the company, and, with respect to any criminal action or proceeding, had reasonable cause to believe that his conduct was lawful.

(b) The company shall have the power to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by or on behalf of the company to procure a judgment in the company's favor, by reason of the fact that he is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company or enterprise, against expenses (including attorney's fees), judgments and amounts paid in settlement actually and reasonably incurred by him in connection with the defense or settlement of such action, suit or proceeding; provided that he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the company, except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable for negligence or misconduct in the performance of his duty to the company unless and only to the extent that the court in which such action, suit or proceeding was brought or any other court of competent jurisdiction shall determine upon application that, despite the adjudication of liability but in view of all the circumstances of the case, such person is fairly and reasonably entitled to indemnity.

(c) To the extent that a director, officer, or employee or agent of the company has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in paragraphs (a) and (b) above, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses (including attorney's fees) actually and reasonably incurred by him in connection therewith.

(d) Any indemnification under paragraphs (a) and (b) above (unless ordered by a court or made pursuant to a determination by a court as hereinafter provided) shall be made by the company upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances and he has met the applicable standard of conduct set forth in paragraphs (a) and (b). Such determination shall be made (1) by the Board by a majority of a quorum consisting of directors who were not parties to such action, suit or proceeding (disinterested), or (2) by a committee of disinterested directors designated by majority vote of disinterested directors, even though less than a quorum, or
(3) by independent legal counsel in a written opinion, and such legal counsel was selected by a majority vote of a quorum of the disinterested directors, or
(4) by the stockholders. In the absence of a determination that indemnification is proper, the director, officer or employee may apply to the court conducting the proceeding or another court of competent jurisdiction which shall determine whether the director, officer, employee or agent has met the applicable standard of conduct set forth in paragraphs (a) and (b). If the court shall so determine, indemnification shall be made under paragraph (a) or (b) as the case may be.

(e) Expenses incurred in defending a civil or criminal action, suit or proceeding may be paid by the company in advance of the final disposition of such action, suit or proceeding as authorized by the Board in the manner provided in paragraph (d) upon receipt of a written instrument acceptable to the Board by or on behalf of the director, officer, employee or agent to repay such amount unless it shall ultimately be determined that he is entitled to be indemnified by the company as authorized in this section.

(f) The indemnification provided by the company's By-Laws shall not be deemed exclusive of any other rights to which those seeking indemnification may be entitled under any agreement, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit or the heirs, executors and administrators of such a person.

(g) The company shall have the power to purchase and maintain insurance on behalf of any person who is or was a director, officer, employee or agent of the company, or is or was serving at the request of the company as a director, officer, employee or agent of another company, or enterprise against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the company would have the power to indemnify him against such liability under the provisions of the company's By-Laws.

Item 30.Principal Underwriters

(a) Other Activity. Registrant's principal underwriter, American General Equity Services Corporation, also acts as principal underwriter for American General Life Insurance Company Separate Account A, American General Life Insurance Company Separate Account D, American General Life Insurance Company Separate Account VA-1 and American General Life Insurance Company Separate Account VA-2, which all offer interests in variable annuities. American General Equity Services Corporation also acts as principal underwriter for American General Life Insurance Company Separate Account VUL and American General Life Insurance Company Separate Account VUL-2, which both offer interests in flexible premium variable life insurance policies. American General Equity Services Corporation also acts as principal underwriter for certain other separate accounts of American General Life Insurance Company affiliates.

(b) Management.

Name and Principal   Positions and Offices with Underwriter
Business Address     American General Equity Services Corporation
------------------   -----------------------------------------------
Matthew E. Winter    Director and Chairman of the Board of Directors
2929 Allen Parkway
Houston, TX 77019

Mark R. McGuire      Director and Senior Vice President
2727 Allen Parkway
Houston, TX 77019

Gary D. Reddick      Director
2929 Allen Parkway
Houston, TX 77019

Royce G. Imhoff, II  President and Chief Executive Officer
2929 Allen Parkway
Houston, TX 77019

Larry E. Blews       Vice President and Chief Compliance Officer
2727-A Allen Parkway
Houston, TX 77019

Name and Principal     Positions and Offices with Underwriter
Business Address       American General Equity Services Corporation
------------------     -------------------------------------------------
Robert F. Herbert, Jr. Vice President
2727-A Allen Parkway
Houston, TX 77019

Deanna D. Osmonson     Vice President and Anti-Money Laundering
2727 Allen Parkway     Compliance Officer
Houston, TX 77019


T. Clay Spires         Vice President and Tax Officer
2727-A Allen Parkway
Houston, TX 77019

Rhonda Washington      Treasurer and Controller
2727 Allen Parkway
Houston, TX 77019

Elizabeth M. Tuck      Secretary
70 Pine Street
New York, NY 10270

Sarah L. Hosker        Assistant Secretary
70 Pine Street
New York, NY 10270

Lauren W. Jones        Assistant Secretary
2929 Allen Parkway
Houston, TX 77019

John D. Fleming        Assistant Treasurer
2929 Allen Parkway
Houston, TX 77019

Barbara J. Moore       Assistant Tax Officer
2919 Allen Parkway
Houston, TX 77019

(c) Compensation From the Registrant.

                  Net Underwriting  Compensation on Events
Name of Principal  Discounts and   Occasioning the Deduction  Brokerage     Other
Underwriter         Commissions    of a Deferred Sales Load  Commissions Compensation
----------------- ---------------- ------------------------- ----------- ------------
American General         0                     0                  0           0
Equity Services
Corporation

Item 31.Location of Accounts and Records

All records referenced under Section 31(a) of the 1940 Act, and Rules 31a-1 through 31a-3 thereunder, are maintained and in the custody of American General Life Insurance Company at its principal executive office located at 2727-A Allen Parkway, Houston, Texas 77019-2191 or at American General Life Insurance Company's Administrative Office located at #1 Franklin Square, Springfield, Illinois 62713.

Item 32.Management Services   Not applicable.

Item 33.Fee Representation

American General Life Insurance Company hereby represents that the fees and charges deducted under the Policy, in the aggregate, are reasonable in relation to the services rendered, the expenses expected to be incurred, and risks assumed by American General Life Insurance Company.

                              POWERS OF ATTORNEY

   Each person whose signature appears below hereby appoints Robert F. Herbert, Jr., Gary D. Reddick and Kyle L. Jennings and each of them, any one of whom may act without the joinder of the others, as his/her attorney-in-fact to sign on his/her behalf and in the capacity stated below and to file all amendments to this Registration Statement, which amendment or amendments may make such changes and additions to this Registration Statement as such attorney-in-fact may deem necessary or appropriate.

                                  SIGNATURES

   Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant, American General Life Insurance Company Separate Account VL-R, certifies that it meets all of the requirements for effectiveness of this amended Registration Statement under Rule 485(a) under the Securities Act of 1933 and has duly caused this amended Registration Statement to be signed on its behalf by the undersigned, duly authorized, in the City of Houston, and State of Texas on the 12th day of February, 2007.

                                                  AMERICAN GENERAL LIFE
                                                  INSURANCE COMPANY SEPARATE
                                                  ACCOUNT VL-R
                                                  (Registrant)

                                              BY: AMERICAN GENERAL LIFE
                                                  INSURANCE COMPANY
                                                  (On behalf of the Registrant
                                                  and itself)

                                              BY: ROBERT F. HERBERT, JR.
                                                  ------------------------------
                                                  ROBERT F. HERBERT, JR.
                                                  SENIOR VICE PRESIDENT,
                                                   TREASURER AND CONTROLLER

                                     AGL-1

   Pursuant to the requirements of the Securities Act of 1933, this amended Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

Signature                         Title                    Date
---------                         -----                    ----

RODNEY O. MARTIN, JR.     Director and Chairman      February 12, 2007
---------------------   of the Board of Directors
RODNEY O. MARTIN, JR.

MATTHEW E. WINTER        Director, President and     February 12, 2007
---------------------    Chief Executive Officer
MATTHEW E. WINTER

MARY JANE B. FORTIN        Director, Executive       February 12, 2007
---------------------      Vice President and
MARY JANE B. FORTIN      Chief Financial Officer

M. BERNARD AIDINOFF             Director             February 12, 2007
---------------------
M. BERNARD AIDINOFF

DAVID J. DIETZ                  Director             February 12, 2007
---------------------
DAVID J. DIETZ

DAVID L. HERZOG                 Director             February 12, 2007
---------------------
DAVID L. HERZOG

RICHARD A. HOLLAR               Director             February 12, 2007
---------------------
RICHARD A. HOLLAR

ROYCE G. IMHOFF II              Director             February 12, 2007
---------------------
ROYCE G. IMHOFF II

                                     AGL-2

Signature                        Title                    Date
---------                        -----                    ----

GARY D. REDDICK                Director             February 12, 2007
--------------------
GARY D. REDDICK

CHRISTOPHER J. SWIFT           Director             February 12, 2007
--------------------
CHRISTOPHER J. SWIFT

JAMES W. WEAKLEY               Director             February 12, 2007
--------------------
JAMES W. WEAKLEY

                                     AGL-3

                                 EXHIBIT INDEX

Item 26.Exhibits

     (d)(13) Form of Overloan Protection Rider, Form No. 07620.

                                      E-1